                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY

                              DEBTOR-IN-POSSESSION
                           REVOLVING CREDIT AGREEMENT

                                  BY AND AMONG

                        REPUBLIC ENGINEERED PRODUCTS LLC,
                                  AS BORROWER

                   REPUBLIC ENGINEERED PRODUCTS HOLDINGS LLC,
                          BLUE STEEL CAPITAL CORP. AND
                            N&T RAILWAY COMPANY LLC,
                                  AS GUARANTORS

                           FLEET CAPITAL CORPORATION,
                             AS ADMINISTRATIVE AGENT

                            FLEET CAPITAL CORPORATION
                              BANK OF AMERICA, N.A.
                              JP MORGAN CHASE BANK
                           WELLS FARGO FOOTHILL, INC.
                              GE CAPITAL CFE, INC.
                                  AS CO-AGENTS

           AND THE LENDING INSTITUTIONS LISTED ON SCHEDULE 1(c) HERETO
                                   AS LENDERS

                                 October 9,2003

                                TABLE OF CONTENTS

Section 1. DEFINITIONS AND RULES OF INTERPRETATION............................................         2
           1.1.     Definitions...............................................................         2
           1.2.     Rules of Interpretation...................................................        28

Section 2. THE REVOLVING CREDIT FACILITY......................................................        29
           2.1.     Commitment to Lend........................................................        29
           2.2.     Commitment Fee............................................................        29
           2.3.     Reduction of Total Commitment.............................................        29
           2.4.     The Revolving Credit Notes................................................        30
           2.5.     Interest on Revolving Credit Loans........................................        30
           2.6.     Requests for Revolving Credit Loans.......................................        30
           2.7.     Conversion Options........................................................        31
           2.8.     Funds for Revolving Credit Loan...........................................        32
           2.9.     Change in Borrowing Base..................................................        35
           2.10.    Reductions in Overadvance Amount..........................................        35
           2.11.    Reductions in Eligible Fixed Asset Component..............................        35

Section 3. REPAYMENT OF THE REVOLVING CREDIT LOANS............................................        36
           3.1.     Maturity..................................................................        36
           3.2.     Mandatory Repayments of Revolving Credit Loans............................        36
           3.3.     Optional Repayments of Revolving Credit Loans.............................        38
           3.4.     Automatic Repayments of Revolving Credit Loans Prior to Event of
                    Default...................................................................        38
           3.5.     Automatic Repayments of Revolving Credit Loans After Event of
                    Default...................................................................        40

Section 4. LETTERS OF CREDIT..................................................................        40
           4.1.     Letter of Credit Commitments..............................................        40
           4.2.     Reimbursement Obligation of the Borrower..................................        41
           4.3.     Letter of Credit Payments.................................................        42
           4.4.     Obligations Absolute......................................................        42
           4.5.     Reliance by Issuer........................................................        43
           4.6.     Letter of Credit Fee......................................................        43
           4.7.     Cash Collateral For Letter of Credit Obligations..........................        44

Section 5. CERTAIN GENERAL PROVISIONS.........................................................        44
           5.1.     Fees......................................................................        44
           5.2.     Funds for Payments........................................................        44
           5.3.     Computations..............................................................        46
           5.4.     Inability to Determine Eurodollar Rate....................................        46
           5.5.     Illegality................................................................        47
           5.6.     Additional Costs, Etc.....................................................        47
           5.7.     Capital Adequacy..........................................................        48
           5.8.     Certificate...............................................................        49
           5.9.     Indemnity.................................................................        49

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                                      -ii-

           5.10.    Interest After Default....................................................        49
           5.11.    Replacement Lenders.......................................................        50

Section 6. PRIORITY AND COLLATERAL SECURITY; GUARANTY.........................................        51
           6.1.     Priority and Collateral Security..........................................        51
           6.2.     Guaranty..................................................................        52

Section 7. REPRESENTATIONS AND WARRANTIES.....................................................        56
           7.1.     Corporate Authority.......................................................        56
           7.2.     Governmental Approvals....................................................        57
           7.3.     Title to Properties; Leases...............................................        57
           7.4.     Financial Statements and Projections......................................        57
           7.5.     No Material Changes, Etc..................................................        58
           7.6.     Franchises, Patents, Copyrights, Etc......................................        58
           7.7.     Litigation................................................................        59
           7.8.     No Materially Adverse Contracts, Etc......................................        59
           7.9.     Compliance with Other Instruments, Laws, Etc..............................        59
           7.10.    Tax Status................................................................        59
           7.11.    No Event of Default.......................................................        59
           7.12.    Holding Company and Investment Company Acts...............................        59
           7.13.    Absence of Financing Statements, Etc......................................        60
           7.14.    Employee Benefit Plans....................................................        60
           7.15.    Use of Proceeds...........................................................        61
           7.16.    Environmental Compliance..................................................        61
           7.17.    Subsidiaries, Etc.........................................................        62
           7.18.    Bank Accounts; Agency Account Arrangements................................        62
           7.19.    Fiscal Year...............................................................        63
           7.20.    Disclosure................................................................        63
           7.21.    Perfection of Security Interest...........................................        63
           7.22.    Filed Entities............................................................        63

8.   AFFIRMATIVE COVENANTS OF THE BORROWER....................................................        63
           8.1.     Punctual Payment..........................................................        63
           8.2.     Maintenance of Office.....................................................        63
           8.3.     Records and Accounts......................................................        64
           8.4.     Financial Statements, Certificates and Information........................        64
           8.5.     Notices...................................................................        66
           8.6.     Existence; Maintenance of Properties......................................        68
           8.7.     Insurance.................................................................        68
           8.8.     Taxes, Etc................................................................        70
           8.9.     Inspection of Properties and Books, Etc...................................        70
           8.10.    Compliance with Laws, Contracts, Licenses, and Permits....................        71
           8.11.    Employee Benefit Plans....................................................        72
           8.12.    Use of Proceeds...........................................................        72
           8.13.    Bank Accounts; Agency Account Arrangements................................        72
           8.14.    Borrowing Base............................................................        73
           8.15.    Further Assurances........................................................        74


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                                     -iii-

           8.16.    Retention of Financial Advisor............................................        74
           8.17.    Collateral Preservation...................................................        75
           8.18.    Engagement of Advisor(s)..................................................        75
           8.19.    Security Documentation....................................................        75
           8.20.    Engagement of Investment Banker...........................................        75
           8.21.    Access....................................................................        76
           8.22.    Sales Procedures Order....................................................        76
           8.23.    Potential Purchasers' Access; Confidentiality.............................        76
           8.24.    Reservation of Lenders' Rights............................................        76
           8.25.    Adequate Protection Payments..............................................        77

Section 9. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.........................................        77
           9.1.     Restrictions on Indebtedness..............................................        77
           9.2.     Restrictions on Liens.....................................................        78
           9.3.     Restrictions on Investments...............................................        80
           9.4.     Change in Terms of Equity Interests; Distributions and other Restricted
                    Payments..................................................................        82
           9.5.     Merger and Consolidation..................................................        82
           9.6.     Sale and Leaseback; Disposition of Assets.................................        83
           9.7.     Compliance with Environmental Laws........................................        83
           9.8.     Indebtedness in Respect of the Notes......................................        83
           9.9.     Employee Benefit Plans....................................................        84
           9.10.    Bank Accounts.............................................................        84
           9.11.    Limitation on Issuance of Shares of Subsidiaries; Disposition of Shares
                    and Indebtedness of Subsidiaries..........................................        84
           9.12.    No Material Changes, Etc..................................................        85
           9.13.    No Subsidiaries...........................................................        85
           9.14.    Transactions with Affiliates..............................................        85
           9.15.    Parent and Subsidiaries...................................................        85
           9.16.    Bankruptcy Cases..........................................................        86

Section 10. FINANCIAL COVENANTS OF THE BORROWER...............................................        86
           10.1.    Maximum Capital Expenditures..............................................        86
           10.2.    Net Sales.................................................................        86
           10.3.    Maximum Cash on Hand......................................................        87
           10.4.    Total Liquid Steel Production.............................................        87
           10.5.    Total Rolling Production..................................................        87

Section 11. CONCERNING THE EFFECTIVE DATE; CONDITIONS TO EFFECTIVENESS........................        87
           11.1.    Loan Documents............................................................        88
           11.2.    Certified Copies of Charter Documents.....................................        88
           11.3.    Corporate or Limited Liability Company Action.............................        88
           11.4.    Incumbency Certificate....................................................        88
           11.5.    Validity of Liens.........................................................        88
           11.6.    Perfection Certificates and UCC Search Results............................        89
           11.7.    Certificates of Insurance.................................................        89
           11.8.    Opinions of Counsel.......................................................        89

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                                      -iv-

           11.9.  Payment of Fees.............................................................        89
           11.10.   No Material Adverse Change; Absence of Litigation.........................        89
           11.11.   Cash Budget...............................................................        89
           11.12.   First Day Orders..........................................................        89
           11.13.   Payment of the Refunding Amount...........................................        90

Section 12. CONDITIONS TO ALL BORROWINGS......................................................        90
           12.1.    Representations True......................................................        90
           12.2.    No Legal Impediment.......................................................        90
           12.3.    Governmental Regulation...................................................        90
           12.4.    Proceedings and Documents.................................................        90
           12.5.    Case Administration.......................................................        90

Section 13. EVENTS OF DEFAULT; ACCELERATION; ETC..............................................        91
           13.1.    Events of Default and Acceleration........................................        91
           13.2.    Termination of Commitments................................................        95
           13.3.    Remedies..................................................................        95
           13.4.    Distribution of Collateral Proceeds.......................................        96

Section 14. SETOFF............................................................................        97

Section 15. THE ADMINISTRATIVE AGENT..........................................................        97
           15.1.    Authorization.............................................................        97
           15.2.    Employees and Agents......................................................        98
           15.3.    No Liability..............................................................        98
           15.4.    No Representations........................................................        98
           15.5.    Payments..................................................................        99
           15.6.    Holders of Revolving Credit Notes.........................................       100
           15.7.    Indemnity.................................................................       100
           15.8.    Administrative Agent as Lender............................................       100
           15.9.    Resignation...............................................................       100
           15.10.   Notification of Defaults and Events of Default............................       101
           15.11.   Duties in the Case of Enforcement.........................................       101
Section 16. EXPENSES..........................................................................       101

Section 17. INDEMNIFICATION...................................................................       102

Section 18. SURVIVAL OF COVENANTS, ETC........................................................       103

Section 19. ASSIGNMENT AND PARTICIPATION......................................................       103
           19.1.    Conditions to Assignment by Lenders.......................................       103
           19.2.    Certain Representations and Warranties; Limitations; Covenants............       103
           19.3.    Register..................................................................       104
           19.4.    New Revolving Credit Notes................................................       104
           19.5.    Participations............................................................       105
           19.6.    Assignee or Participant Affiliated with the Borrower......................       105
           19.7.    Miscellaneous Assignment Provisions.......................................       105


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                                      -v-

            19.8.    Assignment by Borrower.................................................       106

Section 20. NOTICES, ETC....................................................................       106

Section 21. GOVERNING LAW...................................................................       107

Section 22. HEADINGS........................................................................       107

Section 23. COUNTERPARTS....................................................................       107

Section 24. ENTIRE AGREEMENT, ETC...........................................................       107

Section 25. WAIVER OF JURY TRIAL............................................................       107

Section 26. CONSENTS, AMENDMENTS, WAIVERS, ETC..............................................       108

Section 27. SEVERABILITY....................................................................       108

Section 28. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION...................................       108
            Section 28.1. Confidentiality...................................................       109
            Section 28.2. Prior Notification................................................       109
            Section 28.3. Other.............................................................       109

                                    Exhibits

                 Exhibit A - Form of Borrowing Base Report
                 Exhibit B - Form of Revolving Credit Note
                 Exhibit C - Form of Loan Request
                 Exhibit D - Form of Compliance Certificate
                 Exhibit E - Form of Assignment and Acceptance

                                    Schedules

                 Schedule 1(a) -Refunding Amount Commitments
                 Schedule 1(b) - New Funding Amount Commitments
                 Schedule 1(c) - Refunding Amount plus New Funding Amount
                                  Commitments
                 Schedule 7.3 - Title to Properties; Leases
                 Schedule 7.7 - Litigation
                 Schedule 7.16 - Environmental Compliance
                 Schedule 7.17 - Subsidiaries
                 Schedule 7.18 - Bank Accounts
                 Schedule 9.1 - Permitted Indebtedness
                 Schedule 9.2 - Permitted Liens
                 Schedule 9.3 - Permitted Investments
                 Schedule 9.6 - Disposition of Assets
                 Schedule 9.14 - Transactions with Affiliates

                 DEBTOR-IN-POSSESSION REVOLVING CREDIT AGREEMENT

         This DEBTOR IN POSSESSION REVOLVING CREDIT AGREEMENT is made as of the 9th day of October, 2003, by and among (a) REPUBLIC ENGINEERED PRODUCTS LLC, a debtor and debtor-in-possession and a Delaware limited liability company having its principal place of business at 3770 Embassy Parkway, Akron, OH 44333 (the "Borrower"), (b) REPUBLIC ENGINEERED PRODUCTS HOLDINGS, LLC, A debtor and debtor-in-possession and a Delaware limited liability company (the "Parent"),
(c) BLUE STEEL CAPITAL CORP., a debtor and debtor-in-possession and a Delaware corporation ("Blue Steel"), and N&T RAILWAY COMPANY LLC, a Delaware limited liability company ("N&T" or a "Subsidiary Guarantor" and collectively with Blue Steel, the "Subsidiary Guarantors") (the Parent and the Subsidiary Guarantors hereinafter being referred to as the "Guarantors"), (d) FLEET CAPITAL CORPORATION ("Fleet"), BANK OF AMERICA, N.A. ("BofA"), JP MORGAN CHASE BANK ("JPMorgan"), WELLS FARGO FOOTHILL, INC. ("Foothill"), GE CAPITAL CFE, INC. ("GE") and the other lending institutions from time to time listed on Schedule 1(c) hereto (the "Lenders"), (e) FLEET as Administrative Agent for itself and the Lenders (as such, the "Administrative Agent"), and (f) Fleet, BofA, JPMorgan, Foothill and GE as Co-Agents for the Lenders (collectively, the "Co-Agents", and together with the Administrative Agent, the "Agents").

         WHEREAS, on October 6, 2003 (the "Filing Date"), the Borrower and certain of the Guarantors filed separate petitions under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio;

         WHEREAS, the Borrower and the Filed Guarantors (as defined in Section
7.22 hereof) intend to continue to operate their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

         WHEREAS, the Borrower is a party to the Revolving Credit Agreement, dated as of August 16, 2002 (as amended, the "Prepetition Credit Agreement"), among the Borrower, as borrower (the "Prepetition Borrower"), the Parent and certain subsidiaries of the Borrower as guarantors, certain lenders thereto (the "Prepetition Lenders"), Fleet, as administrative agent for the Prepetition Lenders (the "Prepetition Agent"), and Fleet, BofA, JPMorgan, Foothill and GE as co-agents for such Prepetition Lenders (the "Prepetition Co-Agents"), pursuant to which the Prepetition Lenders extended credit to the Prepetition Borrower on the terms set forth therein;

         WHEREAS, as of the date hereof, the lenders under the Prepetition Credit Agreement are owed approximately $245,000,000 in revolving loan principal obligations, including contingent liabilities in respect of Letters of Credit, plus interest, fees, costs and expenses (the "Prepetition Lender Debt");

         WHEREAS, the obligations under the Prepetition Credit Agreement are secured by a security interest in certain of the existing and after acquired assets of the Borrower and the Guarantors, and such security interest is perfected and has priority over other security interests;

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                                       -2-

         WHEREAS, the Borrower has requested that the Lenders referred to herein provide financing to the Borrower consisting of advances and letter of credit reimbursement obligations in an amount up to the amount equal to the sum of (A) the outstanding principal amount of the loans and letters of credit under the Prepetition Credit Agreement as of the Effective Date of all Prepetition Lenders minus $95,750,000 (the amount specified in this clause (A) being hereinafter referred to as the "Refunding Amount") plus (B) $45,000,000 (the "New Funding Amount") (collectively, the "Facility") pursuant to Sections 364(c)(l), (2), (3) and (d) of the Bankruptcy Code in order to repay the Refunding Amount and to provide working capital for the Borrower, for Capital Expenditures and for other general corporate purposes;

         WHEREAS, the Lenders have indicated their willingness to agree to lend such amounts pursuant to Sections 364(c)(l), (2), (3) and 364(d) of the Bankruptcy Code on the terms and conditions of this Credit Agreement so long as:

                  (a) such postpetition credit obligations are (i) secured by Liens on all of the assets, property and interests, real and personal, tangible and intangible, of the Borrower and the Guarantors, whether now owned or hereafter acquired, subject in priority (A) in the case of collateral of the types securing the Prepetition Lender Debt only to the Carve Out as hereinafter provided and (B) in the case of collateral not securing the Prepetition Lender Debt, only to those valid, perfected and enforceable Liens as existed on such assets on the Filing Date and the Carve Out as hereinafter provided; and (ii) given superpriority status as provided in the Interim Order and the Final Order, and

                  (b) the Prepetition Lenders receive certain adequate protection for use of cash collateral and the priming of their prepetition Liens securing the obligations of the Prepetition Borrower and the Prepetition Guarantors in respect of the Prepetition Credit Agreement; and

         WHEREAS, the Borrower and the Guarantors have agreed to provide such collateral security, superpriority claims and adequate protection subject to the approval of the Bankruptcy Court; and

         NOW THEREFORE, in consideration of these premises and of the mutual undertakings set forth herein, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS AND RULES OF INTERPRETATION.

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

         Access Intercreditor Agreement. The Access Intercreditor Agreement, dated as of August 16, 2002, by and among the Administrative Agent, the Trustee, the Borrower, certain of the Guarantors and the other parties thereto.

         Accounts Receivable. All rights of the Borrower or any of the Subsidiary Guarantors to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower or any of the Subsidiary Guarantors to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors recorded on books of account in accordance with generally accepted accounting principles. Solely for the purpose of calculating the Borrowing Base, Accounts Receivable shall not include that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions with account debtors.

         Affected Lender. See Section 5.11.

         Affiliate. Any Person that would be considered to be an affiliate of the Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

         Administrative Agent. See preamble.

         Administrative Agent's Office. The Administrative Agent's office located at One Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

         Administrative Agent's Special Counsel. Bingham McCutchen LLP or such other counsel as may be approved by the Administrative Agent.

         Agency Agreements. See Section 7.18.

         APA. See Section 8.22.

         Applicable Margin. On any date, the Applicable Margin shall be (a) 3.50% for Eurodollar Rate Loans and (b) 1.50% for Base Rate Loans.

         Assets. See Section 8.21.

         Assignment and Acceptance. See Section 19.1.

         Availability. As of any date of determination, the lesser of (a) the Total Commitment as of such date and (b) the Borrowing Base as of such date, minus the Rate Protection Exposure.

         Balance Sheet Date. December 31,2002.

         Bankruptcy Code. Title 11, United States Code.

         Bankruptcy Court. The United States Bankruptcy Court for the Northern District of Ohio or such other court having jurisdiction over the Cases.

         Base Rate. The higher of (a) the annual rate of interest announced from time to time by Fleet National Bank at its office in Boston, Massachusetts, as its "prime rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve

Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent.

         Base Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

         Blast Furnace Explosion Incident. The explosion and fire at the Lorain #3 blast furnace which occurred in August, 2003.

         Blocked Account. See Section 7.18.

         Blocked Account Bank. See Section 7.18.

         BofA. See preamble.

         Borrower. See preamble.

         Borrowing Base. As of any date of determination, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report which is equal to, after deducting the outstanding amount of loans and letters of credit under the Prepetition Credit Agreement:

         (a) 85% of Eligible Accounts Receivable for which invoices have been issued and are payable; plus

         (b) the sum of (i) 60% of the net book value (determined on a first-in first-out basis at lower of cost or market) of Eligible Inventory and
(ii) the Special Inventory Advance; provided, that in no event shall the amount of the Borrowing Base allocable to Eligible Inventory exceed $110,000,000; plus

         (c) the Eligible Fixed Asset Component, to the extent that the Administrative Agent, for the benefit of the Lenders, has a first priority perfected security interest, in the Canton Cast-Roll Facility and the related Real Estate located in Canton, Ohio; plus

         (d)      the Overadvance Amount; minus

         (e)      a reserve in respect of the Carve Out.

         provided however, the Administrative Agent reserves the right to change, immediately upon notice to the Borrower, eligibility criteria contained in the definitions of Eligible Accounts Receivable, Eligible Finished Goods Inventory, Eligible Raw Materials, Eligible Work-in-Process, and to change and/or establish reserves taken in connection with any of the foregoing from time to time based upon the results of any commercial finance examination conducted pursuant to Section 8.9.2, any appraisals or other sources of information which demonstrate in the Administrative Agent's reasonable judgment based on due inquiry a change in the collectability of Accounts Receivable and/or the marketability of inventory and/or the value or marketability of the Canton Cast-Roll Facility and/or other market changes affecting the value of Accounts

Receivable or inventory and/or other changes relating to the Borrower's financial, business or operating condition not reflected in reserves taken by the Borrower.

         Borrowing Base Report. A Borrowing Base Report signed by the treasurer or other authorized financial officer of the Borrower and the Subsidiary Guarantors and in substantially the form of Exhibit A hereto.

         Business Day. Any day on which lending institutions in Boston, Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

         Canadian Blocked Account. See Section 8.13.1.

         Canadian Dollars or C$. Dollars designated as lawful currency in Canada.

         Canadian Lockbox. See Section 8.13.1.

         Canadian Subsidiary. Any Subsidiary of the Borrower organized under the laws of Canada.

         Canton Cast-Roll Facility. The cast-roll facility and related assets of the Borrower located in Canton, Ohio at the premises described in Exhibit A to the First Priority Mortgage, including, without limitation, all equipment, fixtures, goods and other fixture and personal property located from time to time at such premises and related property.

         Capital Assets. Fixed assets (such as land, buildings, fixtures, machinery and equipment) and intangible assets (such as patents, copyrights, trademarks, franchises and goodwill); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

         Capital Expenditures. Amounts paid or Indebtedness incurred by the Borrower or any of its Subsidiaries in connection with (a) the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles or (b) the lease of any assets by the Borrower or any of its Subsidiaries as lessee under any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness" to the extent that such assets would have been Capital Assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease; provided, however, that Capital Expenditures for the Borrower and its Subsidiaries shall not include (i) expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the Borrower and its Subsidiaries within 180 days of receipt of such proceeds, (ii) expenditures that are accounted for as Capital Expenditures of such person and that actually are paid for by a third party (excluding Borrower or any Subsidiary thereof) and for which neither the Borrower nor any Subsidiary thereof has provided any consideration or obligation to such third party or
(iii) the
book value of any asset owned by such Person prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period or committed to be made in a later period, provided that any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made and such book value shall have been included in Capital Expenditures when such asset was originally acquired.

         Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

         Carve Out. At any time of determination, the sum of (a) allowed administrative expenses payable pursuant to 28 U.S.C. Section 1930(a)(6) and (b) Priority Professional Expenses.

         Cases. Collectively, the Borrower's and the Guarantors' reorganization cases under Chapter 11 of the Bankruptcy Code, pending in the Bankruptcy Court.

         Cash Budget. See Section 7.4.3.

         CERCLA. See Section 7.16.

         Change of Control. Other than in connection with the Reorganization Plan, at any time, the occurrence of one or more of the following events: (a) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all the assets of the Borrower and its Subsidiaries, taken as a whole, to a person other than the Permitted Holders; or (b) following an IPO,
(i) the acquisition by any person or group (within the meaning of Section 13(d)
(3) or Section 14(d) (2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b) (1) under the Exchange Act), other than the Permitted Holders, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of 35% or more of the total voting power of the capital stock or membership interests of the Borrower and (ii) the Permitted Holders beneficially own (as defined above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Borrower than such other Person or group and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors or similar governing body of the Borrower; or (c) (i) prior to the completion of an initial public offering of the Borrower's equity interests in accordance with a registration statement on Form S-l filed with the Security and Exchange Commission (the "IPO"), the Permitted Holders shall collectively own, beneficially, directly or indirectly less then 35% of the total voting and economic interest of the capital stock or membership interests of the Borrower, and (ii) following an IPO, the Permitted Holders shall collectively own, beneficially, directly or indirectly less than 20% of the total voting and economic interest of the capital stock or membership interests of the Borrower, or (d) (i) prior to an IPO, the Permitted Holders shall not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the members of the board of directors or similar governing body of the Borrower, or (ii) following an IPO, during any period of twenty four (24) consecutive calendar months, Continuing Directors shall cease to constitute a majority of the board of directors or similar governing body of the Borrower.

         Code. The Internal Revenue Code of 1986, as amended from time to time.

         Collateral. All First Priority Collateral and all Second Priority Collateral.

         Commitment. With respect to each Lender, (a) as to the Refunding Amount, the amount set forth on Schedule l(a) hereto, (b) as to the New Funding Amount, the amount set forth on Schedule 1(b) hereto, and (c) as to the New Funding Amount plus the Refunding Amount, the amount set forth on Schedule l(c) hereto, as applicable, such Lender's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, up to a total aggregate principal amount outstanding for all Lenders, collectively not to exceed the lesser of (i) the New Funding Amount plus the Refunding Amount and (ii) the amount approved in the Interim Order or the Final Order, whichever is in effect at the time of reference thereto, as the same may be reduced from time to time; or, if such commitment is terminated pursuant to the provisions hereof, zero.

         Commitment Percentage. With respect to each Lender, (a) as to the Refunding Amount, the percentage set forth on Schedule l(a) hereto, (b) as to the New Funding Amount, the percentage set forth on Schedule l(b) hereto, and
(c) as to the Refunding Amount plus the New Funding Amount, the percentage set forth on Schedule l(c) hereto, as applicable, in each case as such Lender's percentage of the aggregate applicable Commitments of all of the Lenders, as such percentages may be adjusted for assignments from time to time.

         Compliance Certificate. See Section 8.4(d).

         Concentration Account. Loan Administration Account #9401743041 maintained by Fleet National Bank.

         Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

         Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or Consolidated EBITDA. With respect to the Borrower and its Subsidiaries for any period, the Consolidated Net Income of the Borrower and its Subsidiaries for such period, plus, without duplication and to the extent deducted from the calculation of Consolidated Net Income for such period (a) payment or provision for any income and other taxes based on income for such period, (b) interest expense for such period, (c) depreciation and amortization for such period, (d) pension curtailment and severance expenses and other pension and post-retirement benefit expenses, and (e) losses from the sale of non-operating assets permitted under the Credit Agreement, for such period, minus without duplication and to the extent included in the calculation of Consolidated Net Income for such period, gains from the sale of non-operating assets permitted under the Credit Agreement, in each case determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with generally accepted accounting principles.

         Consolidated Net Income. With respect to the Borrower and its Subsidiaries for any period, the consolidated net income (or deficit) of the Borrower and its Subsidiaries for such period, after deduction of all expenses, taxes, and other proper charges, including, without limitation, minority interest, determined on a consolidated basis for such Persons in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items of income or loss (subtracting, in the case of income and adding, in the case of loss), provided that there shall be no elimination of losses or one-time provisions to the extent the same shall result in cash expenditures in such period or relate to anticipated cash expenditures in a future period.

         Continuing Directors. With respect to any period of twenty four (24) consecutive calendar months, any member of the board of directors or similar governing body of the Borrower who (a) was a member of such governing body on the first day of such period or (b) was nominated for election or elected to such governing body with the approval of a majority of the Continuing Directors who were members of such governing body at the time of such nomination or election.

         Conversion Request. A notice given by the Borrower to the Administrative Agent of the Borrower's election to convert or continue a Revolving Credit Loan in accordance with Section 2.7.

         Credit Agreement. This Debtor-in-Possession Revolving Credit Agreement, including the Schedules and Exhibits hereto, all as amended and in effect from time to time.

         Creditors' Committee. The Unsecured Creditors' Committee.

         Debris Incident. The outage at the Lorain #3 blast furnace which began during the Borrower's first fiscal quarter of 2003.

         Default. See Section 13.1.

         Delinquent Lender. See Section 15.5.3.

         Deposit Deadline. See Section 8.22.

         Distribution. With respect to any Person, the declaration or payment of any dividend on or in respect of any shares of any class of capital stock, membership interests or other equity interests of such Person, other than dividends payable solely in shares of common equity interests of such Person; the purchase, redemption, or other retirement of, any shares of any class of capital stock, membership interests or other equity interests of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such Person to its shareholders or other equity holders as such; or any other distribution on or in respect of any shares of any class of capital stock, membership interests or other equity interests of such Person.

         Dollar Equivalent. With respect to an amount of Canadian Dollars on any date, the amount of Dollars that may be purchased with such amount of Canadian Dollars at the Exchange Rate; with respect to an amount of Dollars on any date, such amount in Dollars.

         Dollars or $. Dollars in lawful currency of the United States of America.

         Domestic Lending Office. Initially, the office of each Lender designated as such in Schedule l(c) hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

         Domestic Security Agreement. The Security Agreement dated as of the date hereof and as amended and in effect from time to time, among the Borrower, the Guarantors and the Administrative Agent.

         Drawdown Date. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.7.

         Effective Date. The first date on which all of the conditions set forth in Section 11 and Section 12 have been satisfied or waived in writing by each of the Lenders and any Revolving Credit Loans are to be made or any Letter of Credit is to be issued hereunder.

         Eligible Accounts Receivable. On any date, the Dollar Equivalent of the aggregate of the unpaid portions of Accounts Receivable (net of any credits, setoffs, deductions, discounts, counterclaims, rebates, offsets, holdbacks, contras or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) as to which the Borrower has furnished reasonably detailed information to the Lenders in a Borrowing Base Report (i) that the Borrower reasonably and in good faith determines to be collectible;
(ii) that are with account debtors that (A) are not factors or Affiliates of the Borrower, (B) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (C) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (D) are, in the Administrative Agent's reasonable judgment, creditworthy (in the event the Administrative Agent determines that any account debtor is not creditworthy, the Administrative Agent shall endeavor to notify the Borrower as to such account debtor); (iii) that are in payment of obligations that have been fully performed, do not consist of progress billings or bill and hold invoices and are not subject to dispute, or any other similar claims that would reduce the cash amount payable therefor; (iv) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (v) in which the Administrative Agent has a valid and perfected first priority security interest; (vi) that are neither more than sixty (60) days past due under the original terms of the sale nor outstanding more than ninety (90) days past the invoice date therefor; (vii) that are not due from an account debtor located in Minnesota unless the Borrower (A) has received a certificate of authority to do business and is in good standing in such state or
(B) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; (viii) that are not due from any single account debtor if more than fifty percent (50%) of the aggregate amount of all Accounts Receivable owing from such account debtor would otherwise not be Eligible Accounts Receivable; (ix) that are payable in Dollars or Canadian Dollars; (x) that are not due from the United States of America or any department, agency or instrumentality thereof, except for those Accounts Receivable for which the Borrower or its Subsidiaries has complied with the Federal Assignment of Claims Act; (xi) that are not with account debtors whose obligation to pay is conditional or subject to a repurchase obligation or right to return, including bill and hold sales, guaranteed sales, sale or return transactions, sales on approval or consignment sales; (xii) that are not due from any single account debtor to the extent that after giving effect to the inclusion of such Accounts Receivable (or a portion thereof) in the Borrowing Base more than twenty percent (20%) of the Eligible Accounts Receivable included in the Borrowing Base are owed by such account debtor and (xiii) that are not payable from an office outside of the United States or Canada unless such account debtor has provided to the Borrower an irrevocable letter of credit from a financial institution reasonably satisfactory to the Administrative Agent to secure such account debtor's obligations to the Borrower (but only to the extent of the amount of such letter of credit and such Letter of Credit is immediately assigned to, and delivered into the possession of, the Administrative Agent).

         Eligible Assignee. Any of (a) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) any other bank, insurance company, commercial finance company or other financial institution approved by the Administrative Agent, such approval not to be unreasonably withheld. Notwithstanding the foregoing, no competitor of the Borrower or any financial institution having a material equity interest in any competitor of the Borrower shall constitute an Eligible Assignee.

         Eligible Finished Goods Inventory. On any date, with respect to the Borrower and the Subsidiary Guarantors, the Dollar Equivalent of the gross book value, determined in accordance with the first-in, first-out method of inventory accounting, as reflected on the Borrower's or a Subsidiary Guarantor's books in accordance with generally accepted accounting principles consistently applied, of finished goods inventory owned by the Borrower or the Subsidiary Guarantors and as to which the Borrower has furnished reasonably detailed information to the Lenders in a Borrowing Base Report; provided that Eligible Inventory shall not include any inventory (i) held on consignment by the Borrower or one of the Subsidiary Guarantors, or not otherwise owned by the Borrower or the Subsidiary Guarantors, or of a type no longer sold by the Borrower or the Subsidiary Guarantors, (ii) which has been returned by a customer and is not in saleable condition or is damaged or subject to any legal encumbrance, (iii) which is not located on property owned by the Borrower or one of the Subsidiary Guarantors unless such inventory is (A) held by the Borrower or a Subsidiary Guarantor on properties leased by the Borrower or the Subsidiary Guarantors as to which the Administrative Agent has received a waiver from the lessor of such property in form and substance satisfactory to the

Administrative Agent, unless the relevant date of determination is on or prior to thirty (30) days after the Effective Date, (B) not in the possession of the Borrower or the Subsidiary Guarantors and is not in transit and (x) the Administrative Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Administrative Agent, (y) the Administrative Agent has reduced the value of such inventory by reserves reasonably deemed adequate by the Administrative Agent, and in any event in an amount equal to all obligations of the Borrower and its Subsidiaries to the party in possession or (z) the relevant date of determination is prior to thirty
(30) days after the Effective Date or (C) in transit from one location in which the Administrative Agent had a perfected security interest in such inventory to a second location where the Administrative Agent has taken all steps necessary to obtain a perfected security interest in inventory at such location, and has been in transit for a period of less than ten (10) days, (iv) as to which the Administrative Agent does not have a valid and perfected first priority security interest, (v) which is not located within the United States of America or Canada, (vi) which the Administrative Agent reasonably deems to be obsolete or not marketable, (vii) which constitutes supplies or spare parts of the Borrower or its Subsidiaries, or (viii) which constitutes railroad inventory or conversion inventory, in each case as such is reflected on the Borrower's books. Finished goods inventory immediately loses the status of Eligible Finished Goods Inventory if and when the Borrower or one of the Subsidiary Guarantors sells it, otherwise passes title thereto, or consumes it or the Administrative Agent releases or transfers its security interest therein, or if and when an Eligible Account Receivable arises by virtue of constituting proceeds of such inventory. Notwithstanding the foregoing, but without duplication, Eligible Finished Goods Inventory shall be reduced by the amount of any specific reserve established by the Borrower with respect to any Eligible Finished Goods Inventory other than the LIFO reserve maintained by the Borrower in accordance with generally accepted accounting principles.

         Eligible Fixed Asset Component. $95,750,000, with respect to any period, provided, however that (a) the Eligible Fixed Asset Component shall be permanently reduced by such amounts as are provided in Sections 2.11 and 3.2(b) of the Credit Agreement. Reductions of the Eligible Fixed Asset Component pursuant to this definition or otherwise are permanent; once reduced, the Eligible Fixed Asset Component may not be increased.

         Eligible Inventory. Eligible Finished Goods Inventory, Eligible Work-in-Process and Eligible Raw Materials.

         Eligible Raw Materials. On any date, an amount equal to the Dollar Equivalent of the gross book value, determined in accordance with the first-in, first-out method of inventory accounting, as reflected on the Borrower's or a Subsidiary Guarantor's books in accordance with generally accepted accounting principles consistently applied, of raw materials used to produce the Borrower's or one of the Subsidiary Guarantor's inventory, including any finished goods inventory returned by a customer or no longer sold by the Borrower or the Subsidiary Guarantors and (a) which has been converted into Eligible Raw Materials, (b) which is (i) located on property owned by the Borrower or the Subsidiary Guarantors, (ii) held by the Borrower or a Subsidiary Guarantor on properties leased by the Borrower or the Subsidiary Guarantors as to which the Administrative Agent has received a waiver from the lessor of such property in form and substance satisfactory to the Administrative Agent, unless the relevant date of determination is on or prior to thirty (30) days after the Effective Date, (iii) not in the possession of the Borrower or the Subsidiary Guarantors and is not in transit and (X) the Administrative Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Administrative Agent, (Y) the Administrative Agent has reduced the value of such inventory by reserves reasonably deemed adequate by the Administrative Agent, and in any event in an amount equal to all obligations of the Borrower and its Subsidiaries to the party in possession or (Z) the relevant date of determination is on or prior to thirty (30) days after the Effective Date or
(iv) is in transit from one location in which the Administrative Agent had a perfected security interest in such inventory to a second location where the Administrative Agent has taken all steps necessary to obtain a perfected security interest in inventory at such location, and has been in transit for a period of less than ten (10) days, (c) as to which the Borrower or one of the Subsidiary Guarantors has acquired title and the Administrative Agent has a valid and perfected first-priority security interest under all applicable law, and (d) as to which the Borrower has furnished reasonably detailed information to the Lenders in a Borrowing Base Report, after taking into account all charges and liens (other than those of the Administrative Agent and carrier, warehouse, customs and similar statutory liens arising in the ordinary course of business) of all kinds against such raw materials. Without limiting the generality of the foregoing, Eligible Raw Materials shall not include any raw materials covered by a document of tide until the document of title has been delivered to the Administrative Agent or which the Administrative Agent reasonably deems to be obsolete or not useable raw materials. Raw material immediately loses the status of Eligible Raw Material if and when the Borrower or one of the Subsidiary Guarantors sells it, otherwise passes title thereto, consumes it, or materially changes it in the course of processing the same, or the Administrative Agent releases or transfers its security interest therein. Notwithstanding the foregoing, but without duplication, Eligible Raw Materials shall be reduced by the amount of any specific reserve established by the Borrower with respect to any Eligible Raw Materials other than the LIFO reserve maintained by the Borrower in accordance with generally accepted accounting principles.

         Eligible Work-in-Process. On any date, an amount equal to the Dollar Equivalent of the gross book value, as reflected on the Borrower's or a Subsidiary Guarantor's books in accordance with generally accepted accounting principles consistently applied, of usable work-in-process of the Borrower and the Subsidiary Guarantors and as to which the Borrower has furnished reasonably detailed information to the Lenders in a Borrowing Base Report in connection with the manufacture of its products in the ordinary course of its business, including any finished goods inventory returned by a customer or no longer sold by the Borrower or the Subsidiary Guarantors and which has been converted into Eligible Work-in-Process, which is (a) (i) located on property owned by the Borrower or the Subsidiary Guarantors, (ii) held by the Borrower or a Subsidiary Guarantor on properties leased by the Borrower or the Subsidiary Guarantors as to which the Administrative Agent has received a waiver from the lessor of such property in form and substance satisfactory to the Administrative Agent, unless the relevant date of determination is on or prior to thirty (30) days after the Effective Date, (iii) not in the possession of the Borrower or the Subsidiary Guarantors and is not in transit and (X) the Administrative Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Administrative Agent, (Y) the Administrative Agent has reduced the value of such inventory by reserves reasonably deemed adequate by the Administrative Agent, and in any event in an amount equal to all obligations of the Borrower and the Subsidiary Guarantors to the party in possession or (Z) the relevant date of determination is on or prior to thirty (30) days after the Effective Date or
(iv) is in transit from one location in which the Administrative Agent had a perfected security interest in such inventory to a second location where the Administrative Agent has taken all steps necessary to obtain a perfected security interest in such inventory at such location, and has been in transit for a period of less than ten (10) days, and (b) as to which the Borrower or one of the Subsidiary Guarantors has title and the Administrative Agent has a valid and perfected first-priority security interest. Without limiting the generality of the foregoing, Eligible Work-in-Process shall not include work-in-process which the Administrative Agent reasonably deems to be obsolete or not marketable. Work-in-process immediately loses the status of Eligible Work-in-Process if and when the Borrower or one of the Subsidiary Guarantors sells it, otherwise passes title thereto, consumes it, or the Administrative Agent releases or transfers its security interest therein. Notwithstanding the foregoing, but without duplication, Eligible Work-in-Process shall be reduced by the amount of any specific reserves established by the Borrower with respect to any Eligible Work-in-Process other than the LIFO reserve maintained by the Borrower in accordance with generally accepted accounting principles.

         Employee Benefit Plan. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

         Environmental Laws. See Section 7.16(a).

         EPA. See Section 7.16(b)

         ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

         ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

         ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder.

         Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

         Eurodollar Lending Office. Initially, the office of each Lender designated as such in Schedule l(c) hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurodollar Rate Loans.

         Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (a) the arithmetic average of the rates per annum for the Reference Lender (rounded upwards to the nearest 1/16 of one percent) of the rate at which the Reference Lender's Eurodollar Lending Office is offered Dollar deposits two (2) Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of the Reference Lender to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

         Eurodollar Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Eurodollar Rate.

         Event of Default. See Section 13.1.

         Exchange Rate. With respect to any amount in Dollars the rate of exchange as quoted by the Bank of Canada as the noon rate of Canadian Dollars for Dollars on or about 12:00 p.m. (noon) Toronto time on the Business Day on which the determination is required to be made.

         Facility. See preamble.

         Filed Guarantors. See Section 7.22.

         Filing Date. See preamble.

         Final Order. See Section 12.5.

         Financial Affiliate. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaged in any of the activities permitted by Section 4(e) of the Bank Holding Company Act of 1956(12 U.S.C.
Section 1843).

         First Mortgaged Property. The real estate and fixtures related to the Canton Cast-Roll Facility and subject to the First Mortgage and any related properties, rights and assets subject to the First Mortgage.

         First Mortgage. The mortgage, dated or to be dated on or prior to the Effective Date, from the Borrower to the Administrative Agent for the benefit of the Lenders with respect to the First Mortgaged Property and in form and substance satisfactory to the Lenders and the Administrative Agent.

         First Priority Collateral. All accounts, inventory, instruments, documents and intellectual property of the Borrower and each of the Guarantors (including, without limitation, patents, copyrights, trademarks, franchises and goodwill), in each case as provided in the

Security Documents; the Canton Cast-Roll Facility; the outstanding stock or other equity interests issued by the Borrower and its Subsidiaries (other than 2011448 Ontario) (which security interest in such stock or other equity interest is shared with the Noteholders as provided in the Pledge Intercreditor Agreement); all general intangibles related to the foregoing and all other properties, rights and assets of the Borrower or any Guarantor that are or that are intended to be subject to the first priority security interests and mortgages created by the Security Documents, including without limitation, deposit accounts and short term investments as described in the Security Documents; all proceeds of avoidance actions under Section 547 of the Bankruptcy Code, to the extent that the Carve Out funded the Borrower's or any Guarantor's estates' expenses in investigating such actions, commencing such actions, and conducting litigation and/or settlement discussions that resulted in the receipt of such proceeds; all proceeds of any avoidance power claims of the Borrower or any Guarantor under Section 549 of the Bankruptcy Code; the Borrower's or any Guarantor's rights under Section 506(c) of the Bankruptcy Code; and all properties of the Borrower and the Guarantors that are unencumbered on the Filing Date, including, without limitation, the Borrower's equity interests in 2011448 Ontario, and all proceeds and products of all of the foregoing.

         Fleet. See preamble.

         Generally Accepted Accounting Principles, (a) When used in Section 10, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         Guaranty. The Guaranty made by the Guarantors in favor of the Lenders and the Administrative Agent pursuant to Section 6.2 hereof, pursuant to which the Guarantors guaranty to the Lenders and the Administrative Agent the payment and performance of the Obligations.

         Guarantors. Collectively, the Parent Guarantor and the Subsidiary Guarantors.

         Hazardous Substances. See Section 7.16(b).

         Hunt. Collectively, HIG-Steel Investors, L.P., a Delaware limited partnership, and HIG-Steel G.P., L.L.C., a Delaware limited liability company.

         Identified Event of Default. Any Event of Default under any of Sections 13.1(a) or (b), unless in either of such cases, such Event of Default results solely from acceleration of the Obligations due to the occurrence of an Event of Default not constituting an Identified Event of Default, and any Event of Default under any of Sections 13.1(h)(i), (j), (1), (m), (o), (p)(ii) or (iii),
(q), (r), (s), (t), (x)(ii) or (iii), (y) (if such action or suit under clause
(y) is commenced, directly or indirectly, by the Borrower or any Guarantor),
(bb), or (cc).

         Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

         (i)      every obligation of such Person for money borrowed,

         (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments,

         (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

         (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable existing on the Effective Date, or trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue by more than ninety (90) days or which are being contested in good faith),

         (v)      every obligation of such Person under any Capitalized Lease,

         (vi) every obligation of such Person under any lease (a "synthetic lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes,

         (vii) all sales by such Person of (A) accounts or general intangibles for money due or to become due (other than general intangibles related to assets disposed of in accordance with this Agreement and the other Loan Documents), (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

         (viii) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value (A) any shares of capital stock of any class issued by such Person, (B) any warrants, options or other rights to acquire any such shares, or (C) any rights measured by the value of such shares, warrants, options or other rights,

         (ix) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

         (x) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

         (xi) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (i) through
(x) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

         The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (x) any synthetic lease shall be the stipulated loss value, termination value or other equivalent amount, (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, and (z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

         Indenture. The Indenture, dated as of August 16, 2002, among the Borrower, Blue Steel Capital Corp. and the Trustee, pursuant to which the Notes are issued, in the form delivered to the Administrative Agent on or prior to the Effective Date.

         Ineligible Professional Expenses. Fees or expenses incurred by any Person, including the Creditors' Committee, the Borrower or any Guarantor in (A) preventing, hindering or delaying the Administrative Agent's enforcement or realization upon any of the Collateral once an Event of Default has occurred,
(B) using or seeking to use cash collateral or selling any other Collateral without the Majority Lenders' consent, (C) incurring Indebtedness without the Majority

Lenders' consent and (D) objecting to or contesting in any manner, or in raising any defenses to, the validity, extent, amount, perfection, priority or enforceability of the Prepetition Lender Debt or the Obligations or any mortgages, liens or security interests with respect thereto or any other rights or interests of the Agents and the Lenders, or in asserting any claims or causes of action, including, without limitation, any actions under Chapter 5 of the Bankruptcy Code, against the Agents or the Lenders.

         Intercreditor Agreements. The Pledge Intercreditor Agreement and the Access Intercreditor Agreement.

         Interest Payment Date, (a) As to any Base Rate Loan, the first day of the calendar month with respect to interest accrued during the immediately preceding calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Base Rate Loan; (or if such day is not a Business Day, then the next immediately following Business Day); and (b) as to any Eurodollar Rate Loan, the last day of the applicable Interest Period.

         Interest Period. With respect to each Revolving Credit Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on, (i) for any Base Rate Loan, the last day of the calendar month; and (ii) for any Eurodollar Rate Loan, the last day of the one (1) month period as selected by the Borrower in a Loan Request; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of the next calendar month for any Base Rate Loan and the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request, for any Eurodollar Rate Loan; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

         (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

         (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

         (c)      if the Borrower shall fail to give notice as provided in
Section 2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

         (d) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

         (e) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Termination Date shall end on the Termination Date.

         Interim Order. An order of the Bankruptcy Court in the Cases authorizing and approving this Credit Agreement on an interim basis under
Section 364(c) and (d) of the Bankruptcy Code and entered at a preliminary hearing under Bankruptcy Rule 4001, in form and substance satisfactory to the Majority Lenders and Administrative Agent's Special Counsel and the Borrower and its counsel. The Interim Order shall, among other things, (i) have authorized the borrowing of the Revolving Credit Loans and the repayment of the Refunding Amount, and granted the claim status and Liens described in Section 6.1 (including, without limitation, the liens granted pursuant to the Pledge Agreement), and prohibited the granting of additional Liens on the assets of the Borrower and its Subsidiaries, (ii) provide that such Liens are automatically perfected by the entry of the Interim Order and also grant to the Administrative Agent for the benefit of the Lenders relief from the automatic stay of Section 362(a) of the Bankruptcy Code to enable the Administrative Agent, if the Majority Lenders elect to do so in their discretion, to make all filings and recordings and to take all other actions considered necessary or advisable by the Majority Lenders to perfect, protect and insure the priority of its Liens upon the Collateral as a matter of nonbankruptcy law, (iii) find that the Lenders are extending credit to the Borrower in good faith pursuant to Section 364(e) of the Bankruptcy Code and therefore the debt incurred and priority of liens granted hereunder are entitled to the protections in Section 364(e) of the Bankruptcy Code, (iv) authorize the Borrower's continued use of cash collateral in accordance with the terms of the Cash Budget and permitted variances; (v) as adequate protection for the Borrower's use of cash collateral, for the priming Liens securing the Prepetition Lender Debt, for subordination to the Carve Out and any diminution in value of the other collateral securing the Prepetition Lender Debt, granting the Prepetition Lenders superpriority claim status and security interests and other Liens junior to those granted to the Lenders pursuant to Section 6.1; (vi) provide for the preservation of certain challenges to the Prepetition Credit Agreement but subject to the requirement that any such challenges (A) by the Creditors' Committee be commenced no later than the date which falls on the 60th day following the appointment of the Creditors' Committee (or if such day is not a Business Day, on the next succeeding Business
Day) and (B) by any other Person be commenced no later than the date which falls on the 60th day following the Filing Date (or if such day is not a Business Day, on the next succeeding Business Day), and (vii) be in full force and effect.

         International Standby Practices. With respect to any standby Letter of Credit, International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Administrative Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock, other equity interests or Indebtedness of, or for loans, advances, capital contributions or transfers of property for a similar purpose to, or in respect of any guaranties of (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding, except that if such guaranty is limited in amount, the amount of such Investment shall be equal to the amount to which such guaranty is limited; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, dividend or distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         Investment Banker. See Section 8.20.

         IPO. See definition of Change of Control.

         Issuing Bank. Fleet or any of its affiliates.

         JPMorgan. See preamble.

         KPS. Collectively, Blue Steel Capital Corp., a Delaware corporation, KPS Special Situations Fund, L.P., a Delaware limited partnership, and KPS Supplemental Fund, L.P., a Delaware limited partnership.

         Lenders. See preamble.

         Letter of Credit. See Section 4.1.1.

         Letter of Credit Application. See Section 4.1.1.

         Letter of Credit Fee. See Section 4.6.

         Letter of Credit Participation. See Section 4.1.4.

         Loan Documents. This Credit Agreement, the Revolving Credit Notes, the Letter of Credit Applications, the Letters of Credit, the Intercreditor Agreements, the Security Documents and the Rate Protection Agreements.

         Loan Request. See Section 2.6.

         Maintenance Expenses. In respect of any Person, documented third party fees and expenses associated with state qualifications and other state, federal or regulatory compliance matters relating to such Person, franchise fees owing by such Person, property and other taxes owing by such Person and other costs and expenses reasonably incurred by such Person in connection with ownership of its property.

         Majority Lenders. As of any date, the Lenders holding at least sixty-six and two thirds percent (66 2/3%) of the outstanding principal amount of the Revolving Credit Notes on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute more than sixty-six and two thirds percent (66 2/3%) of the Total Commitment.

         Material Adverse Effect. A material adverse effect on the consolidated assets, business, condition (financial or otherwise) or operations of the Borrower and its Subsidiaries taken as a whole or on the Borrower's or any Guarantor's ability to perform its material Obligations under the Loan Documents or the Lenders' and the Administrative Agent's material rights under the Loan Documents.

         Maximum Drawing Amount. The maximum aggregate amount from time to time that the beneficiaries are or may become entitled to draw under issued and outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         Mortgages. Collectively, the First Mortgage, the Second Mortgages, and the Rail Mortgages.

         Mortgaged Properties. Collectively, the First Mortgaged Property, the Second Mortgaged Property, and the Rail Mortgaged Property.

         Multiemployer Plan. Any multiemployer plan within the meaning of
Section 3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

         Net Cash Proceeds. In connection with any sale or other disposition of assets, any issuance of equity, any incurrence of Indebtedness after the Effective Date, or any event giving rise to a receipt of casualty insurance or condemnation proceeds, the cash proceeds received from such sale, disposition, issuance, incurrence, casualty or condemnation event net of all customary and reasonable costs of sale, underwriting or brokerage costs, fees, commissions, costs, expenses, and taxes paid or payable as a result thereof (including resulting income tax distributions of the type described in Section 9.4(e)) by the Borrower or any of its Subsidiaries, including, without limitation, attorneys' fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes and deed or mortgage recording taxes, and, in the case of any sale or other disposition of assets, after the satisfaction of all Indebtedness and other obligations permitted hereby and secured by such assets or required to by paid upon the sale of such assets.

         Net Present Value of Operating Leases. The net present value (calculated at a discount rate of eight percent (8%) per annum) of the minimum future rentals due over the term of all Rental Obligations of the Borrower and its Subsidiaries.

         Net Sales. With respect to the Borrower and its Subsidiaries for any period, the "Net Sales" of the Borrower and its Subsidiaries for such period as reported in the financial statements required to be delivered by the Borrower pursuant to Section 8.4(j).

         New Funding Amount. See preamble.

         Non-Affected Lender. See Section 5.11.

         Note Documents. The Notes, the Indenture and all documents, instruments and agreements executed in connection therewith, each in the form delivered to the Administrative Agent on or prior to the Effective Date.

         Notes. The 10% Senior Secured Notes, dated as of August 16, 2002, due 2009 issued by the Borrower and Blue Steel Capital Corp. in the form delivered to the Administrative Agent on or prior to the Effective Date.

         Obligations. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Lenders and/or the Administrative Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise (including any indebtedness of Borrower incurred in connection with cash management services provided by Fleet or Fleet National Bank), arising or incurred under this Credit Agreement, any of the other Loan Documents, or in respect of any of the Revolving Credit Loans made or Reimbursement Obligations incurred, or any of the Revolving Credit Notes, Letter of Credit Application, Letter of Credit, Rate Protection Agreements, or other instruments at any time evidencing any thereof.

         2011448 Ontario. 2011448 Ontario Limited, a Canadian company, and Canadian Subsidiary of the Borrower.

         Operating Account. The Borrower's operating account (No. 9429226302) maintained with Fleet National Bank.

         Outstanding. With respect to the Revolving Credit Loans, the aggregate unpaid principal thereof as of any date of determination.

         Orders. The Interim Order and the Final Order.

         Overadvance Amount. On any date of determination, an amount not to exceed the amount set forth opposite the period in which such date occurs in the table below; provided, however, that the Overadvance Amount shall be reduced in accordance with Sections 2.10 and 3.2(b)(iv) hereof.

------------------------------------------------------
Effective Date - October 31, 2003          $22,000,000
------------------------------------------------------
November 1, 2003 - November 30, 2003       $28,000,000
------------------------------------------------------
December 1, 2003 - December 31, 2003       $31,000,000
------------------------------------------------------
January 1, 2004 - January 31, 2004         $30,500,000
------------------------------------------------------
February 1, 2004 - February 29, 2004       $29,500,000
------------------------------------------------------

         Parent. Republic Engineered Products Holdings LLC, a Delaware limited liability company.

         Parent Guaranty. The Guaranty contained in Section 6.2 hereof by the Parent in favor of the Lenders and the Administrative Agent.

         Patent Assignment. The Patent Collateral Assignment and Security Agreement, of even date herewith, made by the Borrower in favor of the Administrative Agent.

         PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

         Perfection Certificates. The Perfection Certificates as defined in the Domestic Security Agreement.

         Permitted Holders. KPS and Hunt and their respective Affiliates, security interests and other encumbrances permitted by Section 9.2.

         Permitted Liens. Valid, perfected and otherwise unavoidable Liens existing as of the Filing Date and having, as of the Filing Date, priorities over the Liens securing the Prepetition Lender Debt and Liens permitted by
Section 9.2 or otherwise approved in writing by the Majority Lenders.

         Person. Any individual, corporation, partnership, limited liability company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         Petty Cash Accounts. Those accounts listed and described on Schedule
7.18 as petty cash accounts.

         Pledge Agreement. The Pledge Agreement, dated on or prior to the Effective Date, made by the Borrower, the Parent and the other "Pledgers" named therein in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent.

         Pledge Intercreditor Agreement. That Pledge Intercreditor Agreement, dated as of August 16, 2002, among the Administrative Agent and the Trustee regarding the stock, membership interests and other equity interests pledged pursuant to the Pledge Agreement.

         Prepetition Credit Agreement. See preamble.

         Prepetition Lender Debt. All of the Obligations under and as defined in the Prepetition Credit Agreement.

         Priority Professional Expenses. Allowed and allowable and unpaid fees, costs and reasonable expenses of professionals retained in the Cases pursuant to Sections 327 and 1103 of the Bankruptcy Code consisting of any attorneys, accountants, financial advisors, and consultants retained by the Borrower or the Creditors' Committee; provided, however, that (i) the term "Priority Professional Expenses" shall not include any Ineligible Professional Expenses and (ii) the amount of Priority Professional Expenses incurred in any period shall not exceed the Professional Expense Cap with respect to such period.

         Priority Professional Expenses Reserve. As at any date of determination, an amount equal to the Borrower's budgeted Priority Professional Expenses contained in the Cash Budget for the month in which such date occurs and the immediately following month.

         Professional Expense Cap. Prior to the occurrence of an Event of Default, an amount equal to $750,000 per month, and from and after the occurrence of an Event of Default, $3,000,000 in the aggregate (inclusive of any holdbacks required by the Bankruptcy Court), provided however, from and after the occurrence of an Event of Default, all amounts expended thereafter for Priority Professional Expenses shall reduce the Professional Expense Cap dollar for dollar.

         Purchaser. See Section 8.22.

         Rail Mortgages. Collectively, the several Open-End Mortgages, Security Agreements, Assignments of Rents, Income and Proceeds, dated on or prior to the Effective Date, and as amended and in effect from time to time, made by N&T Railway Company LLC in favor of the Administrative Agent and in form and substance satisfactory to the Administrative Agent.

         Rail Mortgaged Property. The real estate and fixtures subject to the Rail Mortgages and any related properties, rights and assets subject to the Rail Mortgages.

         Rate Protection Agreements. Any interest rate swap, cap, collar or similar agreement or arrangement entered into, from time to time, by the Borrower or any of its Subsidiaries which is a Guarantor and any of the Lenders or any of their respective Affiliates to protect the Borrower or such Subsidiary against fluctuations in interests rates on Indebtedness of such Borrower or such Subsidiary permitted hereunder and as to which the Lender (or Affiliates) which is a party thereto has provided notice to the Administrative Agent of such Rate Protection Agreement's existence, type, notional amount, tenor and cost to terminate.

         Rate Protection Exposure. As of any date of determination, the net cost to the Borrower or Subsidiary party thereto to terminate all Rate Protection Agreements, marked to market no less frequently than monthly, or more frequently if requested by the Administrative Agent.

         RCRA. See Section 7.16.

         Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries.

         Record. The grid attached to a Revolving Credit Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Revolving Credit Loan referred to in such Note.

         Reference Lender. Fleet.

         Refunding Amount. See preamble.

         Register. See Section 19.3.

         Reimbursement Obligation. The Borrower's obligation to reimburse the Administrative Agent and the Lenders on account of any drawing under any Letter of Credit as provided in Section 5.2.

         Rental Obligations. All present or future obligations of the Borrower or any of its Subsidiaries under any rental agreements or leases of real or personal property, other than (a) obligations that can be terminated by the giving of notice without liability to the Borrower or such Subsidiary in excess of the liability for rent due within thirty (30) days of the date on which such notice is given and under which no penalty or premium is paid as a result of any such termination, and (b) obligations in respect of Capitalized Leases or any synthetic leases referred to in clause (vi) of the definition of the term "Indebtedness".

         Reorganization Plan. A plan or plans of reorganization in the Cases.

         Restricted Payment. As to the Borrower and its Subsidiaries, (a) any Distribution, (b) any payment or prepayment by the Borrower or its Subsidiaries to the Parent or to any Affiliate of the Borrower or the Parent (other than a payment to a Subsidiary of the Borrower which is a Guarantor or the Borrower) or
(c) any payment in respect of any Indebtedness which is subordinated in right of payment by its terms to the repayment of the applicable Obligations.

         Revolving Credit Loans. Revolving credit loans made or to be made by the Lenders to the Borrower pursuant to Section 2.

         Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

         Revolving Credit Notes. See Section 2.4

         Sale Order. See Section 8.22.

         Sale Procedures Order. See Section 8.22.

         SARA. See Section 7.16.

         Second Mortgaged Property. The real estate and fixtures of the Borrower other than the First Mortgaged Property or the Rail Mortgaged Property and any related properties, rights and assets subject to any of the Second Mortgages.

         Second Mortgages. The mortgages, dated as of the Effective Date, from the Borrower to the Administrative Agent with respect to the Second Mortgaged Property and in form and substance satisfactory to the Administrative Agent.

         Second Priority Collateral. All properties, rights and assets of the Borrower and the Guarantors not constituting First Priority Collateral.

         Security Documents. The Domestic Security Agreement, the Pledge Agreement, the Patent Assignment, the Trademark Assignment, the Mortgages, the Rail Mortgages and the Agency Agreements.

         Settlement. The making of, or receiving of payments, in immediately available funds, by the Lenders, to the extent necessary to cause each Lender's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request and including any Revolving Credit Loans made pursuant to Section 2.6.2) to be equal to each Lender's Commitment

Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request and including any Revolving Credit Loans made pursuant to Section 2.6.2), where, prior to such event or action, the actual share is not so equal (other than where the failure to be equal results from the failure of a Delinquent Lender to make Revolving Credit Loan).

         Settlement Amount. See Section 2.8.3.1.

         Settling Lender. See Section 2.8.3.1.

         Settling Date. A Settling Date shall occur upon any one or more of the following: (a) the Drawdown Date of any Loan Request, (b) the last Business Day of each calendar week, (c) any date on which the outstanding principal amount of Revolving Credit Loans made pursuant to Section 2.6.2 exceeds $10,000,000 and
(d) more frequently, if the Administrative Agent so designates to the Lenders from time to time.

         Special Inventory Advance. Ten percent (10%) of the lower of cost or market value of Eligible Inventory, up to a maximum amount of $15,000,000 at any time.

         Specified Non-Consenting Lender. A Lender that shall have refused to approve or consent to a waiver, consent or amendment hereunder or under the Loan Documents which waiver, consent or amendment is, pursuant to Section 26, approved by the Majority Lenders or such greater number of Lenders as are required to cause such waiver, consent or amendment to be effective.

         Stalking Horse Purchaser. See Section 8.21.

         Subsidiary. Any corporation, association, trust, limited liability company, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         Subsidiary Guarantors. As of the Effective Date, Blue Steel Capital Corp., a Delaware corporation, and N & T Railway Company LLC, a Delaware limited liability company; as of any other date, such Subsidiaries and any other Subsidiaries of the Borrower that are also Guarantors.

         Super-Priority Claim. A claim against the Borrower or its estate in its Case or a Guarantor or its estate in its Case which is an administrative expense claim having priority over (i) any and all allowed administrative expenses and
(ii) unsecured claims now existing or hereafter arising, including, without limitation, administrative expenses of the kind specified in Section 503(b), 506(c) or 507(b) of the Bankruptcy Code, except for the proceeds of Excluded Avoidance Actions (as defined in the Interim Order and the Final Order).

         Supermajority Lenders. As of any date, the Lenders holding at least seventy-five percent (75%) of the outstanding principal amount of the Revolving Credit Notes on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitutes at least seventy-five percent (75%) of the Total Commitment.

         Swept Accounts. Those depository accounts from which all funds and cash proceeds are transferred to the Administrative Agent pursuant to Sections 3.4 and 8.13 and the Agency Agreements applicable thereto and any future such accounts that may be established in accordance with this Credit Agreement.

         Swept Lockboxes. Those lockboxes from which all funds are transferred to the Swept Accounts pursuant to Section 8.13.1 and the lockbox agreements pursuant thereto and any future such lockboxes that may be established in accordance with this Credit Agreement.

         Termination Date. The date on which the Commitment expires, which shall be the earliest of (i) February 29, 2004, (ii) the effective date of a Reorganization Plan that has been confirmed by an order of the Bankruptcy Court, and (iii) the date on which the Borrower and each of the Filed Guarantors has consummated, pursuant to Section 363 of the Bankruptcy Code and a final order of the Bankruptcy Court, a sale or sales of all or substantially all of its respective assets.

         Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time, up to an aggregate principal amount outstanding not to exceed the lesser of (i) the sum of the Refunding Amount plus the New Funding Amount and (ii) the amount approved in the Interim Order or the Final Order, whichever is in effect at the time of reference thereto, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

         Total Liquid Steel Production. As of any date, the aggregate amount of tons of liquid steel produced by the Borrower.

         Total Rolling Production. As of any date, the aggregate amount of tons of rolling steel produced by the Borrower.

         Trademark Assignment. The Trademark Collateral Assignment Agreement, of even date herewith, made by the Borrower in favor of the Administrative Agent.

         Trustee. LaSalle Bank, National Association as trustee under the Indenture.

         Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

         Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Administrative Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Administrative Agent and the Lenders on the date specified in and in accordance with Section 4.2.

         Unrestricted Cash. Cash of the Borrower and its Subsidiaries in Blocked Accounts and Canadian Blocked Accounts and investments of the type described in
Section 9.3(a), (b), (c) and (i) in which the Administrative Agent, for the benefit of the Lenders and the Administrative Agent has a security interest.

         Unsecured Creditors' Committee. The Official Unsecured Creditors' Committee to be organized by the United States Trustee and approved in relation to the Cases.

         Voting Stock. Stock, membership interests or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote under ordinary circumstances for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, limited liability company, trust or other business entity involved irrespective of whether any other stock, membership interests or similar interests have the right to vote by reason of the happening of a contingency.

         1.2. RULES OF INTERPRETATION.

         (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

         (b) The singular includes the plural and the plural includes the singular.

         (c) A reference to any law includes any amendment or modification to such law.

         (d) A reference to any Person includes its permitted successors and permitted assigns.

         (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

         (f) The words "include", "includes" and "including" are not limiting.

         (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein, with the term "instrument" being that defined under
Article 9 of the Uniform Commercial Code.

         (h) Reference to a particular " Section " refers to that section of this Credit Agreement unless otherwise indicated.

         (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

         (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

         (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

         (1) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

         SECTION 2. THE REVOLVING CREDIT FACILITY.

         2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally (and not jointly) agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Effective Date and the Termination Date upon notice by the Borrower to the Administrative Agent given in accordance with Section 2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's aggregate Commitments minus such Lender's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Availability. The Revolving Credit Loans shall be made pro rata in accordance with each Lender's Commitment Percentage of the relevant type of Revolving Credit Loan. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 11 and Section 12, in the case of the initial Revolving Credit Loans, and Section 12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

         2.2. COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages a commitment fee calculated at the rate of one half of one percent (1/2%) per annum on the average daily amount during each calendar month or portion thereof from the Effective Date to the Termination Date, by which the Total Commitment minus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans (excluding any Revolving Credit Loans made pursuant to Section 2.6.2) during such period or calendar month. The commitment fee shall be payable monthly in arrears on the first Business Day of each calendar month for the immediately preceding calendar month commencing on the first such date following the date hereof, with a final payment on the Termination Date or any earlier date on which the Commitments shall terminate.

         2.3. REDUCTION OF TOTAL COMMITMENT. The Borrower shall have the right at any time with respect to any unused portion of the Total Commitment and at the end of the applicable

Interest Period with respect to Eurodollar Rate Loans, and from time to time upon three (3) Business Days' prior written notice to the Administrative Agent to reduce by $5,000,000 or an integral multiple thereof the Total Commitment or terminate entirely the Total Commitment, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 2.3, the Administrative Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

         2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit B hereto, as applicable (each a "Revolving Credit Note"), dated as of the Effective Date (or other such date on which a Lender may become a party hereto in accordance with Section 19 hereof) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note, including, without limitation, its obligations to make payments of principal of or interest on any Revolving Credit Note when due.

         2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in Section 5.10,

         (a) Each Base Rate Loan shall bear interest at the rate per annum equal to the Base Rate plus the Applicable Margin.

         (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

         (c) The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

         2.6. REQUESTS FOR REVOLVING CREDIT LOANS.

                  2.6.1. GENERAL. The Borrower shall give to the Administrative Agent written notice in the form of Exhibit C hereto (or telephonic notice confirmed in a writing in the form of Exhibit C hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") (a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Type of such Revolving Credit Loan and (iv) a one month Interest Period for such Revolving Credit Loan if a Eurodollar Rate Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request for Eurodollar Rate Loans shall be in a minimum aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and no more than five (5) Eurodollar Rate Loans' Interest Periods may run concurrently at any time during the term of this Credit Agreement.

                  2.6.2. SWING LINE. Notwithstanding the notice and minimum amount requirements set forth in Section 2.6.1 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Administrative Agent may, in its sole discretion and without conferring with the Lenders, make Revolving Credit Loans to the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts borrowed under this Section 2.6.2) at any one time equal to $10,000,000 (i) by entry of credits to the Borrower's Operating Account to cover checks or other charges which the Borrower has drawn or made against such account or (ii) in an amount as otherwise requested by the Borrower. The Borrower hereby requests and authorizes the Administrative Agent to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented for payment from the Operating Account or as otherwise so requested. The Borrower acknowledges and agrees that the making of such Revolving Credit Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in Section 2.1 and the requirements that the applicable provisions of
         Section 11 (in the case of Revolving Credit Loans made on the Effective
         Date) and Section 12 be satisfied. All actions taken by the Administrative Agent pursuant to the provisions of this Section 2.6.2 shall be conclusive and binding on the Borrower and the Lenders absent the Administrative Agent's gross negligence or willful misconduct. Revolving Credit Loans made pursuant to this Section 2.6.2 shall be Base Rate Loans until converted in accordance with the provisions of this Agreement and, prior to a Settlement, such interest shall be for the account of the Administrative Agent. The Lenders shall pay the Administrative Agent their pro rata share of Revolving Credit Loans made pursuant to this Section 2.6.2 pursuant to the settlement provisions of Section 2.8.3.

         2.7. CONVERSION OPTIONS.

                  2.7.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a) with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the Borrower shall give the Administrative Agent at least one (1) Business Day's prior written notice of such election; (b) with respect to any such conversion of a Revolving Credit Loan to a Eurodollar Rate Loan, the Borrower shall give the Administrative Agent at least three (3) Eurodollar Business Days' prior written notice of such election; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto and
         (d) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

                  2.7.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.7.1; provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrower's account have actual knowledge. In the event the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this Section 2.7 is scheduled to occur.

                  2.7.3. EURODOLLAR RATE LOANS. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

         2.8. FUNDS FOR REVOLVING CREDIT LOAN.

                  2.8.1. FUNDING PROCEDURES. Not later than 12:00 Noon (Boston time) on the proposed Drawdown Date (other than the date on which any Revolving Credit Loan is converted or continued in accordance with
         Section 2.7) of any Revolving Credit Loans, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, the amount of such Lender's

         Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from the Lenders of such amounts, and upon receipt of the documents required by Sections 11 and 12 on the Effective Date and thereafter required by Section 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Lenders. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any such Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such Lender's Commitment Percentage of any requested Revolving Credit Loans.

                  2.8.2. ADVANCES BY ADMINISTRATIVE AGENT. The Administrative Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date (other than the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.7), assume that such Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (b) the amount of such Lender's Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 365. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Lender. If the amount of such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days following such Settling Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

         2.8.3. SETTLEMENTS.

                           2.8.3.1. GENERAL. On each Settling Date, the
                  Administrative Agent shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (i) to the Lenders and the Borrower of the respective outstanding amount of Revolving Credit Loans made by the Administrative Agent pursuant to Section 2.6.2 from the immediately preceding Settling Date through the close of business on the prior day and the amount of any Eurodollar Rate Loans to be made (following the giving of notice pursuant to Section 2.6.1 (b)) on such date pursuant to a Loan Request and (ii) to the Lenders of the amount (a "Settlement Amount") that each Lender (a "Settling Lender") shall pay to effect a Settlement of any Revolving Credit Loan. A statement of the Administrative Agent submitted to the Lenders and the Borrower or to the Lenders with respect to any amounts owing under this Section 2.8.3 shall be prima facie evidence of the amount due and owing. Each Settling Lender shall, not later than 3:00 p.m. (Boston time) on such Settling Date, effect a wire transfer of immediately available funds to the Administrative Agent in the amount of the Settlement Amount for such Settling Lender. All funds advanced by any Lender as a Settling Lender pursuant to this Section
                  2.8.3 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Lender to the Borrower and all funds received by any Lender pursuant to this Section 2.8.3 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Lender. In the event that a Settling Lender is prevented from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Lender will make such dispositions and arrangements with the other Lenders with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Lender's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

                           2.8.3.2. FAILURE TO MAKE FUNDS AVAILABLE. The
                  Administrative Agent may, unless notified to the contrary by any Settling Lender prior to a Settling Date, assume that such Settling Lender has made or will make available to the Administrative Agent on such Settling Date the amount of such Settling Lender's Settlement Amount, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Settling Lender makes available to the Administrative Agent such amount on a date after such Settling Date, such Settling Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed tor the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount of such Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settling Date to the date on which the amount of such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Settling Lender with respect to any amounts owing under this Section 2.8.3.2 shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Settling Lender. If such Settling Lender's Settlement Amount is not made available to the Administrative Agent by such Settling Lender within three (3) Business Days following such Settling Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settling Date.

                           2.8.3.3. NO EFFECT ON OTHER LENDERS. The failure or
                  refusal of any Settling Lender to make available to the Administrative Agent at the aforesaid time and place on any Settling Date the amount of such Settling Lender's Settlement Amount shall not (i) relieve any other Settling Lender from its several obligations hereunder to make available to the Administrative Agent the amount of such other Settling Lender's Settlement Amount or (ii) impose upon any Lender, other than the Settling Lender so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Lender.

         2.9. CHANGE IN BORROWING BASE. The Borrowing Base shall be determined daily by the Administrative Agent (with reserves adjusted monthly, or at more frequent intervals as determined by the Administrative Agent) by reference to the Borrowing Base Report.

         2.10. REDUCTIONS IN OVERADVANCE AMOUNT. With respect to each month of the Borrower ending after the Effective Date, the Overadvance Amount shall be reduced by an aggregate amount equal to the one hundred percent (100%) of the aggregate amount of the Net Cash Proceeds of any insurance proceeds received by the Borrower or any Guarantor in respect of either of the Debris Incident and the Blast Furnace Incident following the Effective Date and available to the Borrower or any Guarantor to offset costs of repair or replacement of Collateral and/or for working capital purposes, each such reduction to be taken on the date such insurance proceeds become available to the Borrower; provided, that if insurance proceeds are anticipated to be received in a particular month as provided in the Cash Budget, the receipt of such proceeds will not further reduce the Overadvance Amount as of such month. For avoidance of doubt, the amount of any reduction shall not include the amount of proceeds of property insurance in which creditors other than the Lenders or the Prepetition Lenders have a prior perfected security interest, unless such proceeds have been released to the Borrower or any Guarantor to reimburse the Borrower or such Guarantor for expenses of repair or replacement of such other creditor's collateral. In the event that the Cash Budget is adjusted based on (a) the receipt by the Borrower or any Guarantor of business interruption insurance proceeds in respect of the Blast Furnace Incident or (b) the actual amount of deposits required to by made to certain vendors by an order of the Bankruptcy Court, the Overadvance Amount shall be adjusted dollar for dollar to reflect such adjustments. Notwithstanding the foregoing, in no event shall the Overadvance Amount be increased by more than $9,000,000 in the calendar months of October through December, 2003, or $5,500,000 in the months of January or February, 2004.

         2.11. REDUCTIONS IN ELIGIBLE FIXED ASSET COMPONENT. With respect to each month of the Borrower ending after the Effective Date, if the Overadvance Amount has been permanently reduced to $0, the Eligible Fixed Asset Component shall be reduced by an aggregate amount equal to one hundred percent (100%) of the aggregate amount of the Net Cash Proceeds of any insurance proceeds received by the Borrower or any Guarantor in respect of each of the Debris Incident and the Blast Furnace Incident following the Effective Date and available to the Borrower to offset costs of repair or replacement of Collateral and/or for working capital purposes, each such reduction to be taken on the date such insurance proceeds become available to the Borrower; provided, that if insurance proceeds are anticipated to be received in a particular month as provided in the Cash Budget, the receipt of such proceeds will not further reduce the Eligible Fixed Asset Component as of such month. For avoidance of doubt, the amount of proceeds shall not include proceeds of property insurance in which creditors other than the Lenders or the Prepetition Lenders have a prior perfected security interest, unless such proceeds have been released to the Borrower or any Guarantor to reimburse the Borrower or such Guarantor for expenses of repair or replacement of such other creditor's collateral.

         SECTION 3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

         3.1. MATURITY. The Borrower promises to pay on the Termination Date, and there shall become absolutely due and payable on the Termination Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

         3.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS.

         (a) If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Availability (due to a reduction in the Total Commitment or otherwise), then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders. Any amounts paid to the Administrative Agent for the respective accounts of the Lenders under this Section 3.2(a) shall be applied, first, to any Unpaid Reimbursement Obligations; second, in the absence of instruction by the Borrower, to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans, in each case, first, in respect of the New Funding Amount and only after the New Funding Amount has been reduced to $0, to the Refunding Amount; and third, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by Section 4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Unpaid Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note, first, with respect to the New Funding Amount in accordance with the Commitment Percentages set forth on Schedule l(b), and only after the outstanding New Funding Amount has been reduced to $0, to the Refunding Amount in accordance with the Commitment Percentages set forth on Schedule l(a), with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

         (b)      The Borrower hereby agrees that:

                  (i) if the Borrower or any of its Subsidiaries shall sell the Canton Cast-Roll Facility or any substantial portion thereof, (A) the Eligible Fixed Asset Component shall be reduced immediately to $0, and (B) the Borrower shall immediately apply an amount equal to the Net Cash Proceeds of such sale of the Canton Cast-Roll Facility to the Unpaid Reimbursement Obligations, Revolving Credit Loans and Reimbursement Obligations in the order provided for in Section 3.2(a); and

                  (ii) if the Borrower or any of its Subsidiaries shall receive insurance proceeds related to the Canton Cast-Roll Facility or receive awards for takings or condemnation of any of the Collateral and, (A), if the Borrower notifies the Administrative Agent on or before the receipt of such awards or proceeds of its intention to reinvest the Net Cash Proceeds of such awards or proceeds, such Net Cash Proceeds shall be immediately delivered to the Administrative Agent to be held as cash collateral for the Obligations until the earlier to occur of (x) the disbursement of such Net Cash Proceeds by the Administrative Agent, upon terms and conditions as the Administrative Agent may reasonably prescribe, for direct application by the Borrower to the repair or replacement of such Collateral and (y) the termination of the 180 day period following receipt of such proceeds, upon which date (1) the Borrower shall repay the Revolving Credit Loans in an aggregate amount equal to the remaining unreinvested amount of Net Cash Proceeds of such proceeds or awards or, in the case of proceeds or awards related to the Canton Cast-Roll Facility and not applied to repair or replace the same as provided in clause (x) above, to repay the Revolving Credit Loans in an amount equal to such Net Cash Proceeds, and (2) the Eligible Fixed Asset Component shall be reduced by the same percentage as the percentage reduction in appraised value of the Canton Cast-Roll Facility as a consequence of the event or events giving rise to such proceeds or awards if the Canton Cast-Roll Facility remains in operable condition or, if the Canton Cast-Roll Facility has suffered a material loss such that it is no longer operational, the Eligible Fixed Asset Component shall be immediately reduced to $0, and (B) if the Borrower does not notify the Administrative Agent on or before the receipt of such awards or proceeds of its intention to reinvest the Net Cash Proceeds of such awards or proceeds, the Borrower shall repay the Revolving Credit Loans in an aggregate amount equal to the Net Cash Proceeds of such proceeds or awards immediately upon the receipt of such Net Cash Proceeds and if the Canton Cast-Roll Facility has suffered a material loss, the Eligible Fixed Asset Component shall be immediately reduced to $0;

                  (iii) if the Borrower or any of its Subsidiaries shall sell or issue any shares of its stock, options or warrants for the purchase of its stock or any other equity interests or sell or issue any debt other than debt permitted pursuant to Section 9.1, the Net Cash Proceeds of such sale or issuance shall be applied to the Unpaid Reimbursement Obligations, Revolving Credit Loans and Reimbursement Obligations in the order provided for in Section 3.2(a);

                  (iv) if the Borrower or any of its Subsidiaries shall receive insurance proceeds from any claims relating to each of the Debris Incident or the Blast Furnace Explosion Incident following the Effective Date, one hundred percent (100%) of the aggregate amount of the Net Cash Proceeds of such insurance proceeds shall be applied to permanently reduce the Overadvance Amount in accordance with Section
         2.10 hereof; provided, that the amount of proceeds shall not include proceeds of property insurance in which creditors other than the Lenders or the Prepetition Lenders have a prior perfected security interest, unless such proceeds have been released to the Borrower or any Guarantor to reimburse the Borrower or such Guarantor for expenses of repair or replacement of such other creditor's collateral; and

                  (v) following the date on which the Overadvance Amount has been permanently reduced to $0, if the Borrower or any of its Subsidiaries shall receive insurance proceeds from any claims relating to each of the Debris Incident or the Blast Furnace Explosion Incident following the Effective Date, one hundred percent (100%) of the aggregate amount of the Net Cash Proceeds of such insurance proceeds shall be applied to permanently reduce the Eligible Fixed Asset Component in accordance with Section 2.11 hereof; provided, that the amount of proceeds shall not include proceeds of property insurance in which creditors other than the Lenders or the Prepetition Lenders have a prior perfected security interest, unless such proceeds have been released to the Borrower or any Guarantor to reimburse the Borrower or such Guarantor for expenses of repair or replacement of such other creditor's collateral.

         To the extent that any reduction in the Total Commitment shall result in the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations to be greater than the Availability, the Borrower shall repay such excess in accordance with Section 3.2(a) hereof.

         3.3. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this Section 3.3 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Administrative Agent, no later than 11:00 a.m., Boston time, on the day of the proposed repayment prior written notice of any proposed prepayment pursuant to this Section 3.3 of Base Rate Loans, and three (3) Eurodollar Business Days' notice of any proposed prepayment pursuant to this Section 3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $1,000,000 and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, first, with respect to the New Funding Amount in accordance with the Commitment Percentages set forth on Schedule l(b), and only after the outstanding New Funding Amount has been reduced to $0, to the Refunding Amount in accordance with the Commitment Percentages set forth on Schedule l(a), with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

         3.4. AUTOMATIC REPAYMENTS OF REVOLVING CREDIT LOANS PRIOR TO EVENT OF DEFAULT.

                  3.4.1. CREDIT FOR FUNDS TRANSFERRED FROM SWEPT ACCOUNTS. Prior to the occurrence of an Event of Default as to which the account officers of the Administrative Agent active upon the Borrower's account have actual knowledge, (i) all funds and cash proceeds in the form of a wire transfer transferred to the Administrative Agent from the Swept Accounts as contemplated by Section 8.13.2(c) shall be credited on the same Business Day as the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by Section 3.4.2, and (ii) all funds and cash proceeds in the form of an automated clearing house transfer transferred to the Administrative Agent from the Swept Accounts as contemplated by Section 8.13.2(c) shall be credited, on the next Business Day following the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by Section 3.4.2. For purposes of the foregoing provisions of this Section 3.4, the Administrative Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Administrative Agent before 3:00 p.m. (Boston time) on such day. The Borrower further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Administrative Agent in accordance with the Administrative Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

                  3.4.2. APPLICATION OF AUTOMATIC PAYMENTS PRIOR TO EVENT OF DEFAULT.

                           (a) Prior to the occurrence of an Event of Default of which the account officers of the Administrative Agent active on the Borrower's account have knowledge, all funds transferred to the Administrative Agent for application against the Obligations and for which the Borrower has received credits shall be applied to (the Obligations as follows, in each case, to be applied first to the Obligations in respect of the New Funding Amount, and if no such Obligations in respect of the New Funding Amount are outstanding, to the Obligations in respect of the Refunding
                  Amount:

                                    (i)      first, to pay amounts then due and
                           payable under this, Credit Agreement, the Revolving Credit Notes and the other Loan Documents;

                                    (ii)     second, to reduce Revolving Credit
                           Loans made by the Administrative Agent pursuant to
                           Section 2.6.2 and for which Settlement has not then been made;

                                    (iii)    third, to reduce Revolving Credit
                           Loans made by the Administrative Agent pursuant to
                           Section 2.8.2 and for which Settlement has not then been made;

                                    (iv)     fourth, to reduce other Revolving
                           Credit Loans which are Base Rate Loans;

                                    (v)      fifth, to reduce Revolving Credit
                           Loans which are Eurodollar Rate Loans, subject to subsection (b) below; and

                                    (vi)     sixth, except as otherwise required
                           by Section 4.2(b) and (c), to the Concentration Account.

                           (b) All prepayments of Eurodollar Rate Loans prior to the end of an Interest Period shall obligate the Borrower to pay any breakage costs associated with such Eurodollar Rate Loans in accordance with Section 5.9. So long as no Default or Event of Default has occurred and is continuing, the Borrower may elect to avoid such breakage costs by directing the Administrative Agent to hold such funds transferred to it in an amount sufficient to cash collateralize such Eurodollar Rate Loans, but in no event shall the Borrower be deemed to have repaid such Eurodollar Rate Loans until such cash has been paid to (the Administrative Agent for application to such Eurodollar Rate Loans. The Administrative Agent may elect to cause such cash collateral to be deposited into a Blocked Account or the Concentration Account.

                           (c) All repayments of the Revolving Credit Loans pursuant to this Section 3.4.2 shall be allocated among the Lenders making such Revolving Credit Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, however, all repayments of the Revolving Credit Loans shall be applied in accordance with this Section 3.4.2, first to outstanding Revolving Credit Loans of the Administrative Agent.

         3.5 AUTOMATIC REPAYMENTS OF REVOLVING CREDIT LOANS AFTER EVENT OF DEFAULT. Following the occurrence and during, the continuance of an Event of Default of which the account officers of the Administrative-Agent active on the Borrower's account have knowledge, all funds transferred to the Administrative Agent from the Swept Accounts for which the Borrower has received credits shall be applied to the Obligations in accordance with Section 13.4.

         SECTION 4. LETTERS OF CREDIT.

         4.1. LETTER OF CREDIT COMMITMENTS.

                  4.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Issuing Bank's customary form (a "Letter of Credit Application"), the Issuing Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in Section 4.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Issuing Bank; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount shall not exceed $20,000,000 at any one time and
         (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit,
         (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the Availability.

                  4.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Issuing Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, or shall impose any additional or more onerous obligations, conditions or requirements on the Borrower or any of its Subsidiaries, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern and such additional or more onerous provisions shall be of no force and effect.

                  4.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is ten (10) days (or, if the beneficiary is located outside of the United States of America or the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Termination Date. Each Letter of Credit so issued, extended, maintained or renewed shall be subject to the Uniform Customs or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices.

                  4.1.4. REIMBURSEMENT OBLIGATIONS OF LENDERS. Each Lender and the Borrower hereby acknowledge that each Letter of Credit issued or maintained by the Issuing Bank pursuant to this Credit Agreement is issued or maintained by the Issuing Bank oh behalf of the Lenders.
         Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever; to the extent of such Lender's Commitment Percentage, to reimburse the Issuing Bank on demand for the amount of each draft paid by the Issuing Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to Section 4.2 (such agreement for a Lender being called herein the "Letter of Credit Participation" of such Lender).

                  4.1.5. PARTICIPATION OF LENDERS. Each such payment made by a Lender shall be treated as the purchase by such Lender of a participating interest in the Borrower's Reimbursement Obligation under
         Section 4.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to Section 4,2.

         4.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Issuing Bank to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the Borrower hereby agrees to reimburse or pay to the Issuing Bank, for the account of the Issuing Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder,

         (a)      except as otherwise expressly provided in Section 4.2(b) and
(c), on each date that any draft presented under such Letter of Credit is honored by the Issuing Bank, or the Issuing Bank otherwise makes a payment with respect thereto, (i) the amount paid by the Issuing Bank under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Issuing Bank or any Lender in connection with any payment made by the Issuing Bank or any Lender, under, or with respect to, such Letter of Credit,

         (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to 110% of such difference, which amount shall be held by the Issuing Bank for the benefit of the Lenders and the Issuing Bank as cash collateral for all Reimbursement Obligations, and

         (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 13 or the occurrence of the Termination Date, an amount equal to 110% of the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Issuing Bank for the benefit of the Lenders and the Issuing Bank as cash collateral for all Reimbursement Obligations. If any such cash collateral is subject to the Carve Out, then the amount thereof shall be increased by the amount of the Carve Out to which it is subject.

         Each such payment shall be made to the Issuing Bank at the Issuing Bank's office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this Section 4.2 at any time from the date such amounts become due and payable (whether as stated in this Section 4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Issuing Bank on demand at the rate specified in Section 5.10 for overdue principal on the Revolving Credit Loans.

         4.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Issuing Bank shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Issuing Bank as provided in Section 4.2 on or before the date that such draft is paid or other payment is made by the Issuing Bank, the Issuing Bank may at any time thereafter notify the Lenders of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Issuing Bank, at its office, in immediately available funds, such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Issuing Bank for federal funds acquired by the Issuing Bank during each day included in such period, times (ii) the amount equal to such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, times (iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Issuing Bank, and the denominator of which is 365. The responsibility of the Issuing Bank to the Borrower and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in accordance in all material respects with such Letter of Credit.

         4.4. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this
Section 4 to repay drawings under the Letters of Credit as provided hereunder shall rank pari passu with the obligations of the Borrower to repay all other Revolving Credit Loans, and shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Bank, any Lender or any beneficiary of a Letter of Credit. The Borrower further agrees with the Issuing Bank and the Lenders that the Issuing Bank and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Issuing Bank and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Issuing Bank or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and not constituting gross negligence or willful misconduct. shall be binding upon the Borrower and shall not result in any liability on the part of the Issuing Bank or any Lender to the Borrower.

         4.5.RELIANCE BY ISSUER. To the extent not inconsistent with Section 4.4, the Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy telex or teletype message, statement, order or other document believed by it to be genuine and' correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the' Issuing Bank. The Issuing Bank shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes or of any Letter of Credit Participation.

         4.6.LETTER OF CREDIT FEE. The Borrower shall pay a fee (in each case, a "Letter of Credit Fee") to the Issuing Bank at a rate per annum (a) in respect of each standby Letter of Credit equal to (i) the Applicable Margin for Eurodollar Rate Loans plus one-eighth of one percent (1/8%) per annum of the face amount of such standby Letter of Credit plus (ii) the Issuing Bank's customary issuance fee for any Letter of Credit issued after the Effective Date, and (b) in respect of each documentary Letter of Credit equal to (i) the Issuing Bank's customary issuance fee or amendment fee, as the case may be, plus (ii) the Issuing Bank's customary time negotiation fee per document examination plus
(iii) an amount equal to the Applicable Margin for Eurodollar Rate Loans plus one-eighth of one percent (1/8%) per annum of the face amount of such documentary Letter of Credit Each issuance, amendment, negotiation or document examination fee and, with respect to each Letter of Credit, a portion of the Letter of Credit Fee in the amount of one-eighth of one percent (1/8%) of the face amount of each standby Letter of Credit and each documentary Letter of Credit shall be for the Issuing Bank's own account and the remaining portion of each Letter of Credit Fee shall be for the accounts of the Lenders in accordance with their respective Commitment Percentages. The Letter of Credit Fee referred to in clauses (a)(i) and (b)(iii) shall be payable quarterly in arrears, and all such other Letter of Credit Fees shall be payable upon issuance, amendment or negotiation, as the case may be.

         4.7. CASH COLLATERAL FOR LETTER OF CREDIT OBLIGATIONS. On the Termination Date, the Borrower shall, in addition to cash collateral provided pursuant to Section 4.2., (a) deposit with the Issuing Bank an amount equal to 110% of the aggregate Maximum Drawing Amount of all Letters of Credit which expire within forty-five (45) days of the Termination Date, such amount to be held by the Issuing Bank as cash collateral for any drawing under any such Letter of Credit or, (b) provide a backup letter of credit for such Letters of Credit acceptable to the Administrative Agent.

         SECTION 5. CERTAIN GENERAL PROVISIONS.

         5.1. FEES.

                  5.1.1. FACILITY FEE. A facility fee in the amount of $1,350,000 shall be fully earned by the Agents and the Lenders on the Effective Date, and shall be paid to the Administrative Agent on the Effective Date, for the accounts of the Lenders who have committed to the New Funding Amount pro rata in accordance with their commitment percentage of the New Funding Amount.

                  5.1.2. ADMINISTRATIVE AGENT'S Fee. The Borrower shall also pay to the Administrative Agent for its own account, an administrative agent's fee in the amount of $25,000 on the Effective Date.

                  5.1.3. NATURE OF FEES. All of the above fees will be fully earned on the Effective Date and will be non-refundable.

         5.2. FUNDS FOR PAYMENTS.

                  5.2.1. PAYMENTS TO ADMINISTRATIVE AGENT. All payments of principal, interest, Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Administrative Agent, for the respective accounts of the Lenders and the Administrative Agent, at the Administrative Agent's Office or at such other location in the Boston, Massachusetts, area that the Administrative Agent may from time to time designate, in each case in Dollars in immediately available funds.

                  5.2.2. NO OFFSET, ETC.

                           (a)      All payments by the Borrower or any
                  Guarantor hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and, except as provided in paragraph (c) below, free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower or such Guarantor is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower or any Guarantor with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower or such Guarantor will, except as provided in paragraph (c) below, pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrower or such Guarantor. The Borrower or such Guarantor will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower or such Guarantor hereunder or under such other Loan Document.

                           (b) Each Lender and the Administrative Agent that is not a U.S. Person as defined in Section 7701(a)(30) of the Code hereby agrees that, if and to the extent it is legally able to do so, it shall, prior to the date of the first payment by the Borrower hereunder to be made to such Lender or the Administrative Agent or for such Lender's or the Administrative Agent's account, deliver to the Borrower and the Administrative Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including two
                  (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Lender or the Administrative Agent establishing that with respect to payments of principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such Lender or Administrative Agent of a trade or business in the United States or (ii) totally exempt or partially exempt from United States federal withholding tax under a provision of an applicable tax treaty. Each Lender or Administrative Agent agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Borrower's or the Administrative Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN or Form W-8ECI in addition to or in replacement of the forms previously delivered, deliver to the Borrower and the Administrative Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN or Form W-8ECI (or any successor forms thereto). Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that such payments hereunder or under the other Loan Documents are not subject to the United States federal withholding tax, the Borrower or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate, or a reduced rate pursuant to an applicable tax treaty if such Lender has delivered a form evidencing such tax treaty benefit.

                           (c) Notwithstanding paragraph (a) above, neither the Borrower nor any Guarantor shall be required to pay any additional amounts to any Lender or the Administrative Agent for the account of the lending office of such Lender or Administrative Agent, pursuant to this Section 5.2.2, if (i) the obligation to pay such additional amounts would not have arisen but for a failure by such Lender or the Administrative Agent to comply with the provisions of subsection (b) above;
                  (ii) the Lender or the Administrative Agent is not eligible, in respect of such lending office, for complete exemption from United States federal withholding tax with respect to payments of interest, principal or fees under this Credit Agreement or under any of the other Loan Documents, other than by reason of any change, after the Initial Date, of any applicable law, treaty or regulation by any governmental authority or other agency charged with the interpretation or administration thereof; or (iii) the tax is an income or franchise tax imposed on net income either by the jurisdiction under which such Lender or the Administrative Agent is organized or any political subdivision thereof or in which its principal office is located or by the jurisdiction of such Lender's or Administrative Agent's lending office or any political subdivision thereof. For purposes of this subsection (c), the term "Initial Date" shall mean, (i) with respect to any Lender or the Administrative Agent which is a party hereto on the Effective Date, the Effective Date, and (ii) with respect to each assignee or transferee of any Lender, the date of the grant of the participation in, or transfer or assignment of an interest hereunder to such assignee or transferee.

         5.3. COMPUTATIONS. All computations of interest on the Revolving Credit Loans other than Eurodollar Rate Loans and of commitment fees, Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein be based on a 365/366-day year and paid for the actual number of days elapsed. All computations of interest on the Eurodollar Rate Loans shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next Succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Revolving Credit Note Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Lenders of such outstanding amount, the Administrative Agent or such Lender shall notify the Borrower to the contrary.

         5.4. INABILITY TO DETERMINE EURODOLLAR RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Administrative Agent shall determine or be notified by the Majority Lenders that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders) to the Borrower and the Lenders. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Lenders to make Eurodollar Rate Loans shall be suspended until the Administrative Agent or the Majority Lenders determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Majority Lenders, shall so notify the Borrower and the Lenders.

         5.5. ILLEGALITY. Notwithstanding any other provisions herein, if any future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower and the other Lenders and thereupon (a) the commitment of such Lender to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (b) such Lender's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Administrative Agent for the account of such Lender; upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this
Section 5.5, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder.

         5.6. ADDITIONAL COSTS, ETC. If (a) any future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices from time to time hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), or (b) a change in the interpretation of any present applicable law by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof, shall:

         (a) subject any Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment or such Lender's Revolving Credit Loans (other than taxes based upon or measured by the income or profits of such Lender), or

         (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Revolving Credit Loans or any other amounts payable to any Lender or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

         (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by or letters of credit issued by, or commitments of an office of such Lender, or

         (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Revolving Credit Loans, such Lender's Commitment or any class of loans, letters of credit or commitments of which any of the Revolving Credit Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is

                  (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Revolving Credit Loans or such Lender's Commitment or any Letter of Credit, or

                  (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Lender or the Administrative Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Revolving Credit Loans, or

                  (iii) to require such Lender or the Administrative Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrower hereunder, then, except as otherwise provided in Section 5.2.2(c), and in each such case, the Borrower will, upon demand made by such Lender or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Administrative Agent such additional amounts as will be sufficient in the good faith opinion of such Lender or the Administrative Agent, to compensate such Lender or the Administrative Agent for such additional cost reduction, payment or foregone interest or Reimbursement Obligation or other sum. Each Lender shall allocate such costs (or the effect of such reductions, payments or foregone interest) among its customers similarly situated in good faith and on an equitable basis.

         5.7. CAPITAL ADEQUACY. If after the date hereof any Lender or the Administrative Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Lender or the Administrative Agent or any corporation controlling such Lender or the Administrative Agent with (i) any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) adopted or issued after the date hereof, or (ii) in the case of any present law, governmental rule, regulation, policy guideline or directive currently in effect any change in the interpretation thereof, of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Administrative Agent's commitment with respect to any Revolving Credit Loans to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's on the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and such Lender or the Administrative Agent, as the case may be, shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Lender or the Administrative Agent as the case may be, in light of these circumstances. If the Borrower and such Lender or the Administrative Agent as the case may be, are unable to agree to such adjustment within thirty (30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Lender's reasonable determination, provide adequate compensation. Each Lender and the Administrative Agent shall allocate such cost increases among its customers in good faith and on an equitable basis.

         5.8. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 5.6, 5.7 or 5.9 and an explanation of such amounts, which are due in reasonable detail, submitted by any Lender or the Administrative Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing. Notwithstanding anything in this Credit Agreement to the contrary, no Lender shall be entitled to compensation under Sections 5.6 or 5.7 for any amounts incurred or accruing more than ninety
(90) days prior to the giving of notice to the Borrower of additional costs of the type described in Sections 5.6 or 5.7.

         5.9. INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrower in making a borrowing or conversion with respect to Eurodollar Rate Loans after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with Section 2.6 or Section 2.7 or (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans. The Borrower hereby authorizes the Administrative Agent to debit from time to time the Operating Account for the amount of any such loss, cost or expense.

         5.10. INTEREST AFTER DEFAULT.

                  5.10.1. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Revolving Credit Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to Section 2.5 until such amount shall be paid in full (after as well as before judgment).

                  5.10.2. AMOUNTS NOT OVERDUE. During the continuance of an Event of Default and upon written notice from the Administrative Agent to the Borrower, the principal of the Revolving Credit Loans not overdue and all other amounts not overdue payable hereunder (including, without limitation, Letter of Credit Fees) or under any of the other Loan Documents shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Lenders pursuant to Section 26, bear interest at a rate per annum equal to two percent (2%) above the rate of interest otherwise applicable to such Revolving Credit Loans pursuant to Section 2.5 until such amount shall be paid in full (after as well as before judgment).

                  5.10.3. MAXIMUM INTEREST. Notwithstanding any other term of this Credit Agreement or any Revolving Credit Note or any other document referred to herein or (therein, the maximum amount of interest which may be charged to or collected from any person liable hereunder or under any Revolving Credit Note by the Lenders shall be absolutely limited to, and shall in no event exceed, the maximum amount of interest which could lawfully be charged or collected under applicable law (including to the extent applicable, the provisions of Section 5197 of the Revised Statutes of the United States of America, as amended, 12 U.S.C. Section 85, as amended), so that the maximum of all amounts constituting, interest under applicable law, howsoever computed, shall never exceed as to any person liable therefor such lawful maximum, and any term of this Credit Agreement or any Revolving Credit Note or any other document referred to herein or therein which could be construed as providing for interest in excess of such lawful maximum shall be and hereby is made expressly subject to and modified by the provisions of this paragraph.

         5.11. REPLACEMENT LENDERS. Within thirty (30) days after (a) any Lender has demanded compensation from the Borrower pursuant to Sections 5.2.2(a), 5.6 or 5.7 hereof, (b) there shall have occurred a change in law with respect to any Lender as a consequence of which it shall have become unlawful for such Lender to make a Eurodollar Rate Loan on any Drawdown Date, as described in Section 5.5 hereof or (c) any Lender shall be a Specified Non-Consenting Lender (any such Lender described in the foregoing clauses (a), (b) or (c) is hereinafter referred to as an "Affected Lender"), the Borrower may request that the Lenders other than the Affected Lenders (the "Non-Affected Lenders") acquire all, but not less than all, of the Affected Lender's outstanding Revolving Credit Loans and assume all, but not less than all, of the Affected Lender's Commitment. If the Borrower so requests, the Non-Affected Lenders may elect to acquire all or any portion of the Affected Lender's outstanding Revolving Credit Loans and to assume all or any portion of the Affected Lender's Commitment. If the Non-Affected Lenders do not elect to acquire and assume all of the Affected Lender's outstanding Revolving Credit Loans and Commitment, the Borrower may designate a replacement bank or banks, which must be satisfactory to the Administrative Agent, to acquire and assume that portion of the outstanding Revolving Credit Loans and Commitment of the Affected Lender not being acquired and assumed by the Non-Affected Lenders. The provisions of Section 19 hereof shall apply to all reallocations pursuant to this Section 5.11, and the Affected Lender and any Non-Affected Lenders and/or replacement banks which are to acquire the Revolving Credit Loans and Commitment of the Affected Lender shall execute and deliver to the Administrative Agent, in accordance with the provisions of Section 19 hereof, such Assignments and Acceptances and other instruments, including, without limitation, Revolving Credit Notes, as are required pursuant to Section 19 hereof to give effect to such reallocations. Any Non-Affected Lenders and/or replacement banks which are to acquire the Revolving Credit Loans and Commitment of the Affected Lender shall be deemed to be Eligible Assignees for all purposes of Section 19 hereof. On the effective date of the applicable Assignments and Acceptances, the Borrower shall pay to the Affected Lender all interest accrued on its Revolving Credit Loans up to but excluding such date, along with any fees payable to such Affected Lender hereunder up to but excluding such date.

         SECTION 6. PRIORITY AND COLLATERAL SECURITY; GUARANTY.

         6.1. PRIORITY AND COLLATERAL SECURITY.

                  6.1.1. SUPER-PRIORITY CLAIMS AND COLLATERAL SECURITY. The Borrower hereby represents, warrants and covenants that, upon entry of the Interim Order or the Final Order, whichever first occurs, (a) the Obligations shall at all times constitute a Super-Priority Claim having priority, pursuant to Section 364(c)(1) of the Bankruptcy Code, subject only to the Carve Out, (b) pursuant to Section 364(c)(2), (3) and (d) (as to liens junior to the liens securing the Prepetition Lender Debt and liens securing the Prepetition Lender Debt) of the Bankruptcy Code and the Security Documents, the Obligations shall at all times be secured by a first priority perfected security interest in certain assets, whether now owned or hereafter acquired of the Borrower and the Guarantors, pursuant to the terms of the Security Documents, including, without limitation, (i) the Company's equity interest in 20011448 Ontario, (ii) the proceeds of avoidance actions under Section 547 of the Bankruptcy Code, to the extent that the Carve Out funded the estates' expenses in investigating such actions, commencing such actions, and conducting the litigation and/or settlement discussions that resulted in the receipt of such proceeds, (iii) proceeds of any avoidance power claims of the Borrower under Section 549 of the Bankruptcy Code, pursuant to the Security Documents and the Orders,
         (iv) the Borrower's or any Guarantor's rights under Section 506(c) of the Bankruptcy Code and the proceeds thereof, (v) any unencumbered assets of the Borrower and the Guarantors, and (vi) a pledge, for the benefit of the Lenders and the Administrative Agent, of one hundred percent (100%) of the capital stock or other equity interests of the Borrower and each of the Subsidiary Guarantors, pari passu with the Notes, subject only to (A) Permitted Liens, and (B) the Carve Out, such pledge to constitute a first priority lien to secure the Obligations. The Obligations shall at all times be secured by a second priority perfected security interest in the assets of the Borrower and the Guarantors securing the Notes, subject only to (A) Liens securing the Notes, and (B) any Permitted Indebtedness having an enforceable and unavoidable perfected prior security interest in such assets as of the Filing Date. All payments consisting of administrative, compensation and reimbursement expenses constituting Priority Professional Expenses or other items included in the Carve Out shall reduce the Professional Expense Cap or (as the case may be) the balance of the Carve Out dollar for dollar after the occurrence and during the continuance of any Default or Event of Default. The security interests securing the Obligations shall not be subject to Section 551 of the Bankruptcy Code (other than a security interest or lien securing the Prepetition Lender Debt).

                  6.1.2. COLLATERAL SECURITY PERFECTION. The Borrower and each Guarantor agree to take all actions that the Administrative Agent, for the benefit the Lenders, may reasonably request as a matter of nonbankruptcy law to perfect and protect the Administrative Agent's Liens upon the Collateral and for such Liens to obtain the priority therefor contemplated hereby, including, without limitation, executing and delivering such financing statements, providing such notices and assents of third parties, obtaining such governmental approvals and providing such other instruments and documents in recordable form as the Administrative Agent may reasonably request.

                  6.1.3. NO DISCHARGE; SURVIVAL OF CLAIMS. The Borrower and each Guarantor agree that (i) the Obligations shall not be discharged by the entry of an order confirming a Reorganization Plan (and the Borrower and each Guarantor, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waive any such discharge), (ii) the Super-Priority Claim granted to the Administrative Agent and the Lenders pursuant to the Orders and the Liens granted to the Administrative Agent and the Lenders pursuant to the Orders and the Security Documents shall not be affected in any manner by the entry of an order confirming a Reorganization Plan and (iii) the Borrower and each Guarantor shall not propose or support any Reorganization Plan, in each case that is not reasonably satisfactory to the Majority Lenders and conditioned upon the payment in full in cash, on or prior to the earlier to occur of (A) the effective date of such Reorganization Plan and (B) the Termination Date, of all of the Obligations other than in respect of the Refunding Amount, and, with respect to Obligations arising pursuant to Section 16 or Section 17 after such date, thereafter for the payment in full of such Obligations in cash when due and payable, unless otherwise agreed to by the Majority Lenders.

                  6.1.4. GUARANTEES. The Obligations shall be guaranteed by each Subsidiary (direct or indirect) of the Borrower and by the Parent pursuant to the terms of the Guaranty. The Borrower shall notify the Lenders of the acquisition or formation of any new Subsidiary prior to such acquisition or formation. The Borrower shall, at the request of the Majority Lenders, promptly, and in any event within ten (10) Business Days of such request, cause each of its Subsidiaries which is not a Guarantor to (i) execute and deliver to each of the Lenders and the Administrative Agent a guaranty which is substantially in the form of the Guaranty and which is satisfactory to the Majority Lenders in all respects and (ii) execute and deliver to each of the Lenders and the Administrative Agent all other documents and instruments, including, without limitation, corporate authority documents and legal opinions, as the Majority Lenders may reasonably request in connection with the delivery of such guaranty.

         6.2. GUARANTY. Each Guarantor and the Borrower are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group. Each Guarantor expects to receive substantial direct and indirect benefit from the Loans advanced and other credit extended to the Borrower by the Lenders pursuant to this Credit Agreement (which benefits are hereby acknowledged). It is a condition precedent to the Lenders' advancing Loans and Letters of Credit to the Borrower under this Credit Agreement that each Guarantor execute and deliver to the Lenders a guaranty substantially in the form of this Section 6.2. Each Guarantor wishes to guaranty the Borrower's obligations to the Administrative Agent and the Lenders under or in respect of the Credit Agreement and accordingly, each Guarantor hereby agrees with the Administrative Agent and the Lenders as set forth in this Section 6.2.

                  6.2.1. GUARANTY OF PAYMENT AND PERFORMANCE. Each Guarantor hereby jointly and severally guarantees to the Lenders and the Administrative Agent the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations of the Borrower (referred to in this Section 6.2 as the "Borrower's Obligations"), including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Borrower's Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Administrative Agent or any Lender first attempt to collect any of the Borrower's Obligations from the Borrower or any other Guarantor or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Borrower's Obligations, the obligations of each Guarantor hereunder with respect to such Borrower's Obligations in default shall, upon demand by the Administrative Agent, become immediately due and payable to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, without demand or notice of any nature, all of which are expressly waived by each Guarantor. Payments by each Guarantor hereunder may be required by the Administrative Agent on any number of occasions. All payments by each Guarantor hereunder shall be made to the Administrative Agent, in the manner and at the place of payment specified therefor in this Agreement, for the account of the Lenders and the Administrative Agent.

                  6.2.2. GUARANTORS' AGREEMENT TO PAY ENFORCEMENT COSTS, etc. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Administrative Agent, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Administrative Agent or any Lender in connection with the enforcement of this Guaranty, together with interest on amounts recoverable under this Section 6.2.2 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in this Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

                  6.2.3. WAIVERS BY GUARANTORS; LENDER'S FREEDOM TO ACT. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. Each Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor acknowledges the provisions of this Credit Agreement and each of the other Loan Documents and agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of this Credit Agreement, the Revolving Credit Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Administrative Agent or any Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Administrative Agent or any Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to any Guarantor. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Administrative Agent or any Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against any Guarantor before or after the Administrative Agent's or such Lender's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Administrative Agent or any Lender.

                  6.2.4. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Borrower's Obligations, or if any of the Borrower's Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Borrower's Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Credit Agreement, the Revolving Credit Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation of the Borrower shall be immediately due and payable by each Guarantors.

                  6.2.5. SUBROGATION; SUBORDINATION.

                           6.2.5.1. SUBROGATION. Until the indefeasible payment
                  and performance in full of all of the Borrower's Obligations, no Guarantor shall exercise any rights against the Borrower arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Administrative Agent or any Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; no Guarantor will claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of such Guarantor to the Borrower; and each Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Administrative Agent or any Lender unless the same is released by the Administrative Agent or such Lender.

                           6.2.5.2. SUBORDINATION. The payment of any amounts
                  due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to each Guarantor is hereby subordinated to the prior payment in full of all of the Borrower's Obligations. Each Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Borrower's Obligations, each Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Borrower's Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Borrower's Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Lenders, and the Administrative Agent and be paid over to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, on account of the Borrower's Obligations without affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty.

                           6.2.5.3 PROVISIONS SUPPLEMENTAL. The provisions of
                  this Section 6.2.5 shall be supplemental to and not in derogation of any rights and remedies of the Lenders and the Administrative Agent under any separate subordination agreement which the Administrative Agent may at any time and from time to time enter into with any Guarantor for the benefit of the Lenders and the Administrative Agent.

                  6.2.6. SETOFF. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Borrower's Obligations, each of the Administrative Agent and the Lenders is hereby authorized at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, to set off and apply any deposits and other sums credited by or due from the Administrative Agent or such Lender to any Guarantor or subject to withdrawal by such Guarantor against the obligations of any Guarantor under this Guaranty, whether or not the Administrative Agent or such Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

                  6.2.7. NO RELIANCE. Each Guarantor acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that each Guarantor will look to the Borrower and not to the Administrative Agent or any Lender in order for such Guarantor to keep adequately informed of changes in the Borrower's financial condition.

                  6.2.8. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until all of the Borrower's Obligations have been irrevocably paid in full in cash and all commitments under this Credit Agreement have been terminated. This Guaranty shall continue to be effective or be reinstated, if at any time any payment made or value received with respect to any Borrower's Obligation is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

                  6.2.9. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Lender may assign or otherwise transfer this Agreement, the Revolving Credit Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Borrower's Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Lender herein, all in accordance with Section 19 of this Agreement. No Guarantor may assign any of its obligations hereunder.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. The Borrower (and, where applicable, the Parent), represents and warrants to the Lenders and the Administrative Agent as follows:

         7.1. CORPORATE AUTHORITY.

                  7.1.1. INCORPORATION; GOOD STANDING. Each of the Parent, the Borrower and their respective Subsidiaries (a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state or other jurisdiction of incorporation or organization, (b) has all requisite corporate or limited liability company power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation or limited liability company and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

                  7.1.2. AUTHORIZATION. The execution, delivery and performance by the Parent, the Borrower and their respective Subsidiaries of this Credit Agreement and the other Loan Documents to which it is a party
         (a) are within the corporate or limited liability company authority of such Person, (b) have been duly authorized by all necessary corporate or limited liability company proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person where such conflict, breach or contravention could reasonably be expected to have a Material Adverse Effect and (d) do not conflict with any provision of the charter, bylaws or other organizational document of, or any agreement or other instrument binding upon, such Person where such conflict could reasonably be expected to have a Material Adverse Effect.

                  7.1.3. ENFORCEABILITY. The execution and delivery by the Parent, the Borrower and their respective Subsidiaries of this Credit Agreement and the other Loan Documents to which it is a party will, upon entry of the Interim Order or the Final Order, whichever occurs first, result in valid and legally binding obligations of such Person enforceable against such Person in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and (b) equitable principles.

         7.2. GOVERNMENTAL APPROVALS. Except for the entry of the Interim Order or the Final Order, whichever occurs first, the execution, delivery and performance by the Parent, the Borrower and their respective Subsidiaries of this Credit Agreement and the other Loan Documents to which it is party do not require the approval or consent of, or filing with, any governmental agency or authority which have not been obtained except for those which the failure to obtain the same could reasonably be expected to have a Material Adverse Effect.

         7.3. TITLE TO PROPERTIES; LEASES. Except as indicated on Schedule 7.3 hereto, the Borrower and each of its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, or acquired since such date (except (i) property and assets sold or otherwise disposed of in the ordinary course of business since that date or otherwise permitted hereunder and (ii) minor defects in title that do not interfere with the Borrower's ability to conduct its business or utilize such assets), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

         7.4. FINANCIAL STATEMENTS AND PROJECTIONS.

                  7.4.1. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders a consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2002, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year ended as of the Balance Sheet Date, audited by Deloitte & Touche. There has also been furnished to each of the Lenders, a management prepared consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and the consolidated statement of income of the Borrower and its Subsidiaries for the period then ended. Such balance sheets and statements of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on such dates and the results of operations for the fiscal years then ended, subject, in the case of unaudited financial statements, to changes resulting from audit and normal year end adjustments. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheets and the notes related thereto.

                  7.4.2. PROJECTIONS. The projections of the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, calculated on a monthly basis, including monthly balance sheets, income statements, borrowing base availability and cash flow statements for the 2003 through 2004 fiscal years and the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, annual balance sheets, income statements and borrowing base availability and cash flow statements for the 2003 through 2004 fiscal years have been delivered to each Lender. To the knowledge of the Borrower or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would as of the Effective Date, result in any material change in any of such projections. The projections (including any updated projections) are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein.

                  7.4.3. CASH BUDGET. The Borrower has delivered to each of the Lenders its cash budget (as the same may be amended from time to time with the consent of the Majority Lenders, the "Cash Budget"), and its forecast of the cash flows, results of operations and loan availability of the Borrower, each on a monthly basis for the period from the Effective Date through the Termination Date or such later date as may be reasonably requested by the Majority Lenders, and the Cash Budget has been prepared in good faith, based upon reasonable assumptions.

         7.5. NO MATERIAL CHANGES, ETC. Except for the commencement of the Cases, since the Balance Sheet Date there has occurred no materially adverse change in the consolidated financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business or contemplated herein that have not had any material adverse effect in the aggregate on the business or financial condition of the Borrower or any of its Subsidiaries, taken as a whole. Since the Balance Sheet Date, the Borrower has not made any Distribution.

         7.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Borrower and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others except where failure to do so would not have a Material Adverse Effect.

         7.7. LITIGATION. Except for the Cases and as set forth in Schedule 7.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that would be reasonably likely to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower and its Subsidiaries, taken as a whole, or materially impair the right of the Borrower and its Subsidiaries, taken as a whole, to carry on the business conducted by them, or which question the validity of this Credit Agreement or any of the other Loan Documents.

         7.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction (including any legal restrictions created by any other organizational document of the Borrower or any of its Subsidiaries), or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected to have any materially adverse effect on the business of the Borrower or any of its Subsidiaries.

         7.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it is subject or by which it or any of its properties is bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that would reasonably be expected to have a Material Adverse Effect.

         7.10. TAX STATUS. The Borrower and its Subsidiaries (a) have made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which any of them is subject,
(b) have paid all material taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have established on their books provisions reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim. Unless otherwise disclosed in accordance with Section 9.5.5, the Borrower does not intend to treat the Loans, Letters of Credit and/or related transactions hereunder as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4).

         7.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         7.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a

"principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         7.13. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens and financing statements filed to give notice that the Borrower holds certain raw materials on consignment from vendors or to give notice of operating leases permitted under Section 9.1(f), there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any rights relating thereto other than financing statements that have not yet been released of record relating to Indebtedness that has been repaid in full.

         7.14. EMPLOYEE BENEFIT PLANS.

                  7.14.1. IN GENERAL. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code.

                  7.14.2. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, to avoid the notice or lien provisions of Section 302(f) of ERISA, and each other contribution required to be made to a Guaranteed Pension Plan to avoid a Material Adverse Effect, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment of a Guaranteed Pension Plan pursuant to Section 307 of ERISA or Section 401 (a) (29) of the Code, other than as would not be reasonably likely to result in a Material Adverse Effect. No liability to the PBGC (other than required insurance premiums, has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan, other than as would not be reasonably likely to result in a Material Adverse Effect and there has not been any ERISA Reportable Event with respect to which the requirement of thirty (30) days notice has not been waived, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate present value of accumulated benefits of all such Guaranteed Pension Plans did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the accumulated benefits and assets of any Guaranteed Pension Plan with assets in excess of accumulated benefits, by more than an amount reasonably likely to result in a Material Adverse Effect.

                  7.14.3. MULTIEMPLOYER PLANS. Neither the Borrower nor any ERISA Affiliate has incurred any unsatisfied liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under
         Section 4201 of ERISA or as a result of a sale of assets described in
         Section 4204 of ERISA other than such amounts of liability as in aggregate would not be reasonably likely to result in a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA other than as would not be reasonably likely to result in a Material Adverse Effect.

         7.15. USE OF PROCEEDS.

                  7.15.1. GENERAL. The proceeds of the Revolving Credit Loans shall be used, and the Borrower will obtain Letters of Credit, to repay the Refunding Amount, for Capital Expenditures and for working capital and general corporate purposes in accordance with the Cash Budget.

                  7.15.2. REGULATIONS U AND X. No portion of any Revolving Credit Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         7.16. ENVIRONMENTAL COMPLIANCE. Except as previously disclosed to the Lenders in writing or as set forth on Schedule 7.16 attached hereto, to the knowledge of the Borrower:

         (a) neither the Borrower, nor any of its Subsidiaries has received a notice that it is in violation of any applicable Environmental Law, which includes the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, and any analogous state or local statute, regulation, ordinance, or order or decree (including, without limitation, the Corrective Action Order entered into under RCRA on June 16, 1999 between the EPA and Republic Technologies International, LLC relating to its facilities in Canton, Ohio) to which the Borrower or any of its Subsidiaries is a party relating to health, safety (as relating to the environment or Hazardous Substances) or the environment (hereinafter "Environmental Laws"), which violation would have a Material Adverse Effect;

         (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation: any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C.
Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law which would result in expenditures in excess of $5,000,000; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances on the Real Estate or generated, transported or disposed of by the Borrower or any of its Subsidiaries which would result in expenditures in excess of $5,000,000; and

         (c) except where non-compliance would not have a Material Adverse Effect, (i) no portion of the Real Estate has been used by the Borrower or any of its Subsidiaries for the handling, processing, storage or disposal of Hazardous Substances except in compliance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, or any of its Subsidiaries, no Hazardous Substances have been discharged, emitted, generated or used except in accordance with applicable Environmental Laws; (iii) in addition, to the extent required by applicable Environmental Law, any Hazardous Substances that have been transported from the Real Estate by or at the direction of the Borrower or any of its Subsidiaries have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; (iv) there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of the Real Estate or adjacent properties or the environment; and (v) to the best of Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and

         (d) none of the Borrower and its Subsidiaries nor any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments or the removal or remediation of a material portion of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby.

         7.17. SUBSIDIARIES, ETC. The only Subsidiaries of the Borrower on the Effective Date are as set forth on Schedule 7.17 hereto, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person on the Effective Date.

         7.18. BANK ACCOUNTS; AGENCY ACCOUNT ARRANGEMENTS. Schedule 7.18 sets forth the account numbers and location of all bank accounts of the Borrower or any of its Subsidiaries. The Borrower and its Subsidiaries have delivered to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, Agency Agreements in form and substance reasonably satisfactory to the Administrative Agent (collectively, the "Agency Agreements") for

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                                      -63-

each financial institution (each a "Blocked Account Bank") with which the Borrower and its Subsidiaries maintains any Swept Accounts or other accounts with respect to which the Administrative Agent has determined that the execution of an Agency Agreement is advisable (collectively, together with the Swept Accounts, the "Blocked Accounts").

         7.19. FISCAL YEAR. The Borrower has a fiscal year which ends on December 31 in each year.

         7.20. DISCLOSURE. No representation or warranty made by the Borrower in any of the Loan Documents or any agreement, instrument, document, certificate or letter furnished by or on behalf of the Borrower pursuant to any Loan Document or in connection with any of the transactions contemplated thereby when taken as a whole with all other such representations and warranties contains any untrue statement of any material fact or omits to state any material fact necessary in order to make the statement contained therein not misleading. There is no fact known to the Borrower (excluding general industry, economic and political conditions) which materially adversely affects, or which could reasonably be expected to materially adversely affect in the reasonable foreseeable future the financial condition, business, operations, or affairs or the Borrower, which has not been disclosed in writing to the Administrative Agent.

         7.21. PERFECTION OF SECURITY INTEREST. Except for matters contemplated by Section 8.19, upon the entry of the Interim Order or the Final Order, whichever occurs first, such Order shall be effective to establish and perfect the Administrative Agent's security interest in the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings, or other defenses. The Borrower or a Guarantor party to any Security Document is the owner of the Collateral, free from any lien, security interest, encumbrance, or any other claim or demand, except for Permitted Liens.

         7.22. FILED ENTITIES. All Subsidiaries (other than N&T and Ontario 2011448) and the Parent (collectively, the "Filed Guarantors") are subject as debtors to a Case in the Bankruptcy Court and all Subsidiaries are Guarantors hereunder.

         8. AFFIRMATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Letter of Credit or Revolving Credit Note is outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

         8.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Revolving Credit Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Administrative Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

         8.2. MAINTENANCE OF OFFICE. The Borrower will maintain its chief executive office in 3770 Embassy Parkway, Akron, OH 44333, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made.

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                                      -64-

         8.3. RECORDS AND ACCOUNTS. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

         8.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver to the Administrative Agent for distribution to each of the
Lenders:

         (a)      as soon as practicable, but in any event not later than ninety
(90) days after the end of each fiscal year (or portion thereof) of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries and the consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such year, and the related consolidated statement of income and retained earnings and consolidated statement of cash flow and consolidating statement of income and retained earnings and consolidating statement of cash flow for such year, each setting forth in comparative form the figures set forth in the projections delivered pursuant to Section 7.4.2 (or, if updated, pursuant to Section 8.4(1)) for the comparable period and, to the extent available, those figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and, with respect to the consolidated financial statements, audited without qualification (except for qualification for a change in accounting principles with which the independent public accountant concurs) and without an expression of uncertainty as to the ability of the Borrower or any Subsidiary to continue as a going concern, by a nationally recognized firm of independent certified public accountants satisfactory to the Administrative Agent;

         (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, copies of the Form 10-Q of the Borrower and its Subsidiaries as at the end of such quarter, including the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and retained earnings and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, each setting forth in comparative form the figures set forth in the projections delivered pursuant to Section 7.4.2 (or, if updated, pursuant to Section 8.4(1)) for the comparable period and, to the extent available, those figures for the comparable period in the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the treasurer or other authorized financial officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments and the exclusion of footnotes);

         (c)      as soon as practicable, but in any event not later than thirty
(30) days after the end of each month, in each fiscal year of the Borrower, copies of the unaudited monthly consolidated balance sheet of the Borrower and its Subsidiaries for such month, and the related consolidated statement of income and retained earnings and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, each setting forth in comparative form the figures set forth in the projections delivered pursuant to Section
7.4.2 (or, if updated, pursuant to Section 8.4(1)) for the comparable period and, to the extent available, those figures for the comparable period in the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the treasurer or other authorized financial officer of the Borrower that the information contained in such financial statements fairly presents the financial condition of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments and the exclusion of footnotes);

         (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the treasurer or other authorized financial officer of the Borrower in substantially the form of Exhibit D hereto (the "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 10 and (if applicable) (i) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date, and (ii) reconciliations to generally accepted accounting principles of any amounts shown on a marked to market basis, and on a quarterly basis, a report in form and substance reasonably satisfactory to the Administrative Agent, on the status of environmental matters affecting the Borrower, including any material changes in remedial activity requested by any governmental agency or authority and the impact, if any, of such changes on the budget for the year delivered pursuant to subsection (h) below;

         (e) simultaneously with delivery of the financial statements referred to in subsections (a) and (b), a certificate, executed by the treasurer or other authorized financial officer of the Borrower, stating that such officer has caused this Credit Agreement to be reviewed and has no knowledge of any Default or Event of Default by the Borrower in the performance or observance of any of the provisions of this Credit Agreement, during the applicable quarter or at the end of the applicable year, or, if such officer has such knowledge, specifying each Default or Event of Default and the nature thereof;

         (f) promptly upon receipt thereof, copies of all final management letters of substance and other material reports of substance which are submitted to the Borrower by its independent accountants in connection with any annual or interim audit of the books of the Borrower made by such accountants;

         (g) as soon as practicable but, in any event, within ten (10) Business Days after the issuance thereof, copies of such other financial statements and reports as the Borrower shall send to its stockholders as such, and copies of all regular and periodic reports which the Borrower may be required to file with the Securities and Exchange Commission or any similar or corresponding governmental commission, department or agency substituted therefor, or any similar or corresponding governmental commission, department, board, bureau, or agency, federal or state;

         (h) within thirty (30) days after the end of each month, a report showing actual performance for each month to budgeted performance as shown in the Cash Budget, together with any updates or requested adjustments to the Cash Budget. Until any such requested adjustments are approved by Majority Lenders, the Cash Budget for all purposes of this Credit Agreement shall remain the Cash Budget delivered pursuant to Section 7.4.3;

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                                      -66-

         (i) on a daily basis, a Borrowing Base Report setting forth the Borrowing Base as at the end of the preceding day;

         (j) on Wednesday of each week, (i) an Accounts Receivable aging report, (ii) a Borrowing Base Report setting forth the Borrowing Base with inventory updated through the end of the preceding week, (iii) a consolidated thirteen (13) week rolling cash flow forecast of the Borrower and its Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent, (iv) a cash flow report showing actual performance for each weekly period reflected in the Cash Budget and variance of actual performance from projected performance in the Cash Budget, (v) weekly flash report in form and substance satisfactory to the Administrative Agent, (vi) an inventory report, and (vii) an accounts payable aging report (including post-petition accounts payable);

         (k)      within twenty (20) days after the end of each calendar month,
(i) a Borrowing Base Report setting forth the Borrowing Base as at the end of the preceding month, (ii) an Accounts Receivable aging report for such month, and (iii) a reconciliation of the Borrowing Base against the general ledger and financial statements of the Borrower as at the end of such month for Accounts Receivable and inventory reported on the collateral update certificate;

         (1) simultaneously with the delivery of each annual budget pursuant to Section 8.4 and from time to time upon the request of the Administrative Agent, projections of the Borrower and its Subsidiaries (including, without limitation, as to the availability of Revolving Credit Loans) updating those projections delivered to the Lenders and referred to in
Section 7.4.2 or, if applicable, updating any later projections delivered pursuant to this Section 8.4(1); and

         (m) from time to time such other financial data and information (including accountants and management letters) as the Administrative Agent or any Lender may reasonably request;

         (n) as soon as practicable, but in any event not later than forty-five (45) days after notice by the Administrative Agent made after determining in its discretion that an appraisal or reappraisal of the value of the Canton Cast-Roll Facility or Eligible Inventory of the Borrower or any Subsidiary of the Borrower is necessary to ensure the accuracy of the Borrowing Base, an appraisal or reappraisal, as the case may be, of the value of the Canton Cast-Roll Facility or Eligible Inventory, which appraisal or reappraisal shall be conducted by the Administrative Agent or its designee at the reasonable expense of the Borrower or such Subsidiary by an appraiser retained by the Administrative Agent or its designee in form and substance satisfactory to the Administrative Agent; and

         (o) promptly, copies of all material pleadings, notices, orders and other papers filed in the Cases and copies of all reports filed with the United States Trustee in the Cases.

         8.5. NOTICES.

                  8.5.1. DEFAULTS. The Borrower will promptly notify the Administrative Agent and each of the Lenders in writing of the occurrence of, or the receipt of any notice declaring, any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of

         Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation in respect of Indebtedness, the amount of which is in excess of $500,000, to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

                  8.5.2. ENVIRONMENTAL EVENTS. The Borrower will promptly give written notice to the Administrative Agent and each of the Lenders (i) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by the Borrower or any of its Subsidiaries in writing (or for which any written report supplement to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof of any inquiry, proceeding, investigation, or notice of violation, or order from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that, in the case of either (i) or (ii) above, would reasonably be expected to materially adversely affect the assets, liabilities, financial conditions or operations of the Borrower and its Subsidiaries, taken as a whole, or the Administrative Agent's security interests pursuant to the Security Documents.

                  8.5.3. NOTIFICATION OF CLAIM AGAINST COLLATERAL. Except for Permitted Liens, the Borrower will, immediately upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims in excess of $500,000), withholdings or other defenses to which any of the Collateral, or the Administrative Agent's rights with respect to the Collateral, are subject.

                  8.5.4. NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing within fifteen
         (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower and its Subsidiaries taken as a whole and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders, in writing, in form and detail satisfactory to the Administrative Agent, within twenty (20) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $500,000.

                  8.5.5. NOTICES CONCERNING TAX TREATMENT. In the event the Borrower determines to take any action inconsistent with its intention to not treat the Loans, Letters of Credit and/or related transactions hereunder as a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), it will promptly notify the Administrative Agent in writing thereof and will provide the Administrative Agent with a duly

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                                      -68-

         completed copy of IRS Form 8886 or any successor form. The Borrower acknowledges that one or more of the Lenders may treat its Loans and participations in Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 1.6011-4 or Section 301.6112-1, and the Administrative Agent and such Lender or Lenders, as applicable, will file such IRS forms and maintain such lists and other records as they may determine is required by such Treasury Regulations.

                  8.5.6. NOTICES CONCERNING INVENTORY COLLATERAL. The Borrower shall provide to the Administrative Agent prompt notice of (i) any physical count of the Borrower's or any of its Subsidiaries' inventory, together with a copy of the results thereof certified by the Borrower or such Subsidiary, (ii) any determination by the Borrower or any of its Subsidiaries that the inventory levels of the Borrower or such Subsidiary are not adequate to meet the sales projections of the Borrower or such Subsidiary, and (iii) any failure of the Borrower or any of its Subsidiaries to pay rent at any location, where inventory of the Borrower having a value in excess of $500,000 is located, which failure continues for more than five (5) days following the day on which such rent is due and payable by the Borrower or such Subsidiary. If so requested by the Administrative Agent or any Lender, the Borrower shall provide to the Administrative Agent or such Lender copies of all advertising by the Borrower or any of its Subsidiaries including copies of all print advertising and duplicate tapes of all video and radio advertising.

         8.6. EXISTENCE; MAINTENANCE OF PROPERTIES. Except as otherwise permitted by Section 9.5 or Section 9.6, the Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its limited liability company existence and material rights and franchises and the corporate or limited liability company existence and material rights and franchises of its Subsidiaries. It (a) will cause all of its properties and those of its Subsidiaries material to the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment (ordinary wear and tear excepted), (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this Section 8.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis.

         8.7. INSURANCE.

         (a) The Borrower will and will cause each of its Subsidiaries to maintain with an insurer rated B+ or better by A.M. Best, insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with sound business practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Borrower will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Administrative Agent. In addition, all insurance (except third party liability insurance) insuring any of the Collateral and the interruption of the business of the Borrower shall be payable to the Administrative Agent (subject to the rights of other creditors if so determined by a final and unappealable judgment of a court of competent jurisdiction) as a loss payee under a standard loss payee clause for the benefit of the Lenders and the Administrative Agent and shall designate the Administrative Agent as an additional insured, as applicable. Without limiting the foregoing, the Borrower will, and will cause each of its Subsidiaries to, (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property exclusive of deductibles and self insurance in amounts not greater than those generally maintained by businesses engaged in similar activities in similar geographic areas, (ii) maintain all such workers' compensation or similar insurance or self-insurance as may be required by law, and (iii) maintain, in amounts and with deductibles or retentions equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of the Borrower or its Subsidiaries, business interruption insurance and product liability insurance. The Borrower will, and will cause any applicable Subsidiary to, maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages.

         (b) The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $1,000,000, be disbursed to the Borrower for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed or for the purchase of other similar properties and (ii) in all other circumstances, be held by the Administrative Agent as cash collateral for the Obligations, provided, that if such insurance is in respect of any casualty loss of any Collateral consisting of the Canton Cast-Roll Facility, such proceeds shall be applied or reinvested in the manner provided in Section 3.2(b)(ii). The Administrative Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Administrative Agent may reasonably prescribe, for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed or for the purchase of other similar properties, or the Administrative Agent may apply all or any part of such proceeds to the Obligations, provided, that if such proceeds are in respect of any casualty loss of any Collateral consisting of the Canton Cast-Roll Facility, such proceeds shall be applied or reinvested in the manner provided in Section 3.2(b)(ii).

         (c) All policies of insurance shall provide for thirty (30) days prior written minimum cancellation notice to the Administrative Agent. In the event of failure to provide and maintain insurance as herein provided, the Administrative Agent may, at its option, after giving notice to the Borrower provide such insurance and charge the amount thereof to the Borrower. The Borrower shall furnish to the Administrative Agent certificates or other evidence satisfactory to the Administrative Agent of compliance with the foregoing insurance provision.

         8.8. TAXES, ETC. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all material taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have established on its books adequate reserves with respect thereto; and provided further that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor unless the Borrower has obtained a stay of such proceedings which remains in effect.

         8.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

                  8.9.1. GENERAL. The Borrower shall permit the Lenders, through the Administrative Agent, or its other designated representative, upon reasonable notice, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request. The Administrative Agent and the Lenders will, to the extent practicable, exercise their rights under this Section 8.9.1 in a manner which causes no material disruption of the Borrower's operations. Each of the Administrative Agent and the Lenders agrees that it will treat in confidence all financial information with respect to the Borrower and its Subsidiaries, and all information obtained during such inspection which is designated by the Borrower as confidential and will not, without the consent of the Borrower, disclose such information to any third party and, if any representative or agent of the Administrative Agent or the Lender shall not be an employee of the Administrative Agent or such Lender or any affiliate of the Administrative Agent or such Lender, such designee shall be reputable and of recognized standing and shall agree in writing to treat in confidence the information obtained during any such inspection and, without the prior written consent of the Borrower, not to disclose such information to any third party or make use of such information for personal gain. Notwithstanding the foregoing, the Borrower hereby authorizes the Administrative Agent and each Lender to disclose information obtained pursuant to this Credit Agreement to other banks or financial institutions who are participants in the Revolving Credit Loans and Letters of Credit made or issued or to be made or issued hereunder and to potential participants with the consent of the Borrower, such consent not to be unreasonably withheld; provided that such participant or potential participant agrees to be bound by the confidentiality provisions of this Section 8.9.1, and where required or requested by governmental or regulatory authorities.

                  8.9.2. COMMERCIAL FINANCE EXAMINATIONS. The Borrower will permit the Administrative Agent's examiners and, if accompanied by the Administrative Agent or its examiners, a Lender's examiners, from time to time, to conduct, at the Borrower's reasonable expense, commercial finance examinations of the Borrower and its Subsidiaries.

                  8.9.3. COMMUNICATIONS WITH ACCOUNTANTS. The Borrower authorizes the Administrative Agent and, if accompanied by the Administrative Agent, the Lenders to, following notice to the Borrower of such intended communications, communicate with the Borrower's independent certified public accountants and financial advisors and, in the case of the accountants, authorizes such accountants to disclose to the Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Administrative Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 8.9.3.

                  8.9.4. ENVIRONMENTAL ASSESSMENTS. Whether or not an Event of Default shall have occurred and be continuing, the Administrative Agent may, from time to time, in its reasonable discretion for the purpose of assessing and ensuring the value of any of the Mortgaged Properties, obtain one or more environmental assessments or audits of reasonable scope and expense of any of the Mortgaged Properties (such scope, expense and the requirement for such assessment to be discussed with the Borrower prior to commissioning such assessment) prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert retained by the Administrative Agent to evaluate or confirm
         (i) whether any Hazardous Substances are present in the soil or water at any of the Mortgaged Properties and (ii) whether the use and operation of such materially complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of any of the Mortgaged Properties including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Administrative Agent reasonably deems appropriate. The Administrative Agent will coordinate the completion of any environmental assessments with the Borrower and all such environmental assessments shall be conducted and made at the expense of the Borrower.

                  8.9.5. COLLATERAL VALUATIONS; ENGAGEMENT OF PROFESSIONALS. Whether or not an Event of Default shall have occurred and be continuing, the Administrative Agent may, from time to time, in its discretion, engage such third party appraisers, consultants or other professionals as the Administrative Agent shall deem appropriate to perform collateral valuations, appraisals, and evaluations of operations and financial information, all of the foregoing being conducted and made at the expense of the Borrower.

         8.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, except where failure to do so will not have a Material Adverse Effect, (b) the provisions of its charter documents and by-laws, or other organizational documents, and all agreements and instruments by which it or any of its properties may be bound, except where failure to do so will not have a Material

Adverse Effect, and (c) all applicable decrees, orders, and judgments, except where failure to do so will not have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder or any of the other Loan Documents, the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

         8.11. EMPLOYEE BENEFIT PLANS. The Borrower will (a) promptly upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan with unfunded benefit liabilities in excess of $500,000 and (b) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan with unfunded benefit liabilities in excess of $500,000 under Sections 302, 4041, 4042, 4043,4063,4066 and 4068 of ERISA, or in
respect of a Multiemployer Plan, under Sections 4041A, 4202, 4219,4242, or 4245 of ERISA.

         8.12. USE OF PROCEEDS. The Borrower will use the proceeds of the Revolving Credit Loans, and will obtain Letters of Credit, solely for the purposes set forth in Section 7.15.

         8.13. BANK ACCOUNTS; AGENCY ACCOUNT ARRANGEMENTS.

                  8.13.1 BANK ACCOUNTS. The Borrower shall, and shall cause each of its Subsidiaries to, require all account debtors to make payments to the Swept Lockboxes or Swept Accounts; provided, however, that account debtors of any Canadian Subsidiary of the Borrower may make payments to a Blocked Account that is not a Swept Account (any such Blocked Account to which account debtors of any Canadian Subsidiary may make payments referred to herein as a "Canadian Blocked Account") or a lockbox that is not a Swept Lockbox (any such lockbox to which account debtors of such Canadian Subsidiary may make payments referred to herein as a "Canadian Lockbox"), provided, further, that (a) no Blocked Account may be deemed a Canadian Blocked Account and no account debtors of any Canadian Subsidiary may make payments to such Blocked Account unless the Administrative Agent shall have given its consent thereto with respect to such Blocked Account and (b) no lockbox may be deemed a Canadian Lockbox and no account debtors of any Canadian Subsidiary may make payments to such lockbox unless the Administrative Agent shall have given its consent thereto with respect to such lockbox. The Borrower shall maintain lockbox agreements, in form and substance reasonably satisfactory to the Administrative Agent, with the Blocked Account Banks which maintain Swept Lockboxes, pursuant to which lockbox agreements all checks, drafts or other items or amounts in such Swept Lockboxes shall be deposited by such Blocked Account Bank in the Swept Accounts maintained by such Blocked Account Bank. The Borrower shall maintain lockbox agreements, in form and substance reasonably satisfactory to the Administrative Agent, with the Blocked Account Banks which maintain Canadian Lockboxes, pursuant to which lockbox agreements all checks, drafts or other items or amounts in such Canadian Lockboxes shall be deposited by such Blocked Account Bank in the Canadian Blocked Accounts maintained by such Blocked Account Bank. The Borrower shall, and shall cause each of its Subsidiaries to, together with the employees, agents and other Persons acting on behalf of the Borrower or any such Subsidiary, receive and hold in trust for the Administrative Agent and the Lenders all payments constituting proceeds of Accounts Receivable or other Collateral which, notwithstanding the foregoing, come into their possession or under their control and, immediately upon receipt thereof, deposit such payments in the form received, with any appropriate endorsements, in one of the Swept Accounts or, if such payments are from account debtors of any Canadian Subsidiary, one of the Canadian Accounts.

                  8.13.2. AGENCY ACCOUNT ARRANGEMENTS.

                  (a) If the Borrower or any of its Subsidiaries opens any Blocked Account after the Effective Date, the Borrower will, and will cause the applicable Subsidiary to, execute and deliver to the Administrative Agent for the benefit of the Administrative Agent and the Lenders, an Agency Agreement executed by the Borrower and its Subsidiaries and the Blocked Account Bank with which the Borrower or its Subsidiaries opens such Blocked Account simultaneously with the opening of such Blocked Account. The Administrative Agent shall be granted a security interest by the Borrower and each of its Subsidiaries in all Blocked Accounts. No Agency Agreement may be modified or amended without the prior written consent of the Administrative Agent.

                  (b) The Borrower expressly agrees that (i) following notice to the Blocked Account Banks of the existence and continuance of a Default or an Event of Default the Administrative Agent may at anytime require that, from and after the date specified in such notice, all monies deposited in the Blocked Accounts be transferred on a daily basis to the Concentration Account, which monies shall be credited against Obligations (or such monies shall be applied directly to pay down the Obligations without such monies being transferred first to such the Concentration Account) and (ii) in the event such transfer is required, upon the request of the Administrative Agent, the Borrower will take any steps necessary, to effect such transfer, including, without limitation, the execution and delivery of amendments to each of the Agency Agreements. From time to time, upon the Administrative Agent's reasonable request, the Borrower shall furnish to the Administrative Agent copies of all bank statements and other notices received by it with respect to the Blocked Accounts. (c) The Borrower agrees that all monies deposited in the Swept Accounts shall be transferred to the Administrative Agent on a daily basis and applied on a daily basis to the Obligations as provided in Section 3.4.1, and the Borrower shall take any steps reasonably deemed by the Administrative Agent to be necessary or advisable to effect such application, including, without limitation, the execution and delivery of lockbox agreements and amendments to each of the Agency Agreements. The Borrower further agrees that the Petty Cash Accounts shall contain, considered together and in the aggregate, no more than $60,000.

         8.14. BORROWING BASE. The Borrower represents, warrants and covenants as follows:

         (a) At the time any Eligible Account Receivable is included in the Borrowing Base and to the extent of the value of such Eligible Account Receivable as reflected in the Borrowing Base, such Eligible Account Receivable shall conform to the definition of Eligible Account Receivable.

         (b) The Borrower is, and as to Eligible Inventory to be acquired after the date hereof and to be included in the Borrowing Base, shall be the owner of all Eligible Inventory to be included in the Borrowing Base and (except for the liens for carrier, warehouse, customs and similar statutory liens arising in the ordinary course of business) shall neither create nor suffer to exist any lien or encumbrance thereon or security interest therein in favor of any Person other than the Administrative Agent.

         (c) The Borrower is the owner of the Canton Cast-Roll Facility and shall neither create nor suffer to exist any lien or encumbrance thereon or security interest therein in favor of any Person other than the Administrative Agent (other than liens permitted by the Mortgages).

         (d) The Borrower shall give the Administrative Agent on the Effective Date a list of, and thereafter shall give thirty (30) days written notice prior to any change in, each warehouse location at which inventory is or will be kept and each office of the Borrower at which the records of the Borrower pertaining to Accounts Receivable and contract rights are kept. All Eligible Inventory is and shall be kept, and all records pertaining to Accounts Receivable and contract rights are and shall be kept, only at locations of which the Administrative Agent has been given notice as provided in this Section 8.14(d).

         (e) The Borrower shall promptly notify the Administrative Agent of any of the following events of which any senior or executive officer of the Borrower becomes aware: any material loss or depreciation in value of Eligible Inventory or the Canton Cast-Roll Facility and the amount of the loss or depreciation; rejection, return, repossession or loss of any material amount of goods giving rise to Eligible Accounts Receivable; material damage to any such goods; any request by an account debtor for any credits or adjustments of Eligible Accounts Receivable which are material in the aggregate; any adjustments of the amounts owing on Eligible Accounts Receivable which are material in the aggregate; any other disputes in respect of Eligible Accounts Receivable, Eligible Inventory or the Canton Cast-Roll Facility which are material in the aggregate; any other event which materially affects Eligible Inventory, Eligible Accounts Receivable, the Canton Cast-Roll Facility or the value or amount thereof, provided, that during any period when Eligible Accounts Receivable are being determined on a daily basis, all applicable adjustments to the amount thereof shall be taken on the day such adjustment(s) are made, and shall not be delayed by virtue of this Section 8.14(e). For purposes of this
Section 8.14(e), "material" shall mean involving amounts in excess of $500,000.

         8.15. FURTHER ASSURANCES. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

         8.16. RETENTION OF FINANCIAL ADVISOR. The Borrower and the Guarantors agree that the Administrative Agent and/or its counsel may retain a financial advisor acceptable to the

Administrative Agent and the Lenders to, among other things, make visits to, and discuss financial and operational matters with, the Borrower and its Subsidiaries and to advise the Agents and the Lenders as to the business, operations and financial condition of the Borrower and its Subsidiaries. Such consultant shall not be limited in the frequency of visits to the facilities of the Borrower and its Subsidiaries. The Borrower shall, and shall cause each of its Subsidiaries to, cooperate with such consultant and provide such consultant with all information reasonably requested by such financial advisor in connection with its engagement by the Administrative Agent and/or its counsel.

         8.17. COLLATERAL PRESERVATION. The Borrower will convene a meeting with certain of its key customers during the week of October 13, 2003 and shall use best efforts to enter into "no- offset" agreements with key customers identified by the Administrative Agent on terms reasonably satisfactory to the Administrative Agent. The Borrower shall, and shall cause each of its Subsidiaries to, take all such further actions as the Administrative Agent may from time to time reasonably request to preserve, protect, perfect and ensure the priority of any Collateral subject to Permitted Liens entitled to priority under applicable law.

         8.18. ENGAGEMENT OF ADVISOR(S). The Administrative Agent and/or its counsel shall be entitled at any time to retain an advisor or advisors to assist the Administrative Agent and the Lenders in, among other things, exercising their rights and remedies following an Event of Default. The Borrower shall, and shall cause each of its Subsidiaries to, cooperate with such advisor(s) and provide such advisor(s) with such information, documentation, and access to employees as may be reasonably requested by such advisor(s). The Administrative Agent shall notify the Borrower of any such retention.

         8.19. SECURITY DOCUMENTATION. To the extent not delivered on the Effective Date, the Borrower will, and will cause each of its Subsidiaries to deliver to the Administrative Agent all such documents and instruments and take all such actions as may reasonably be requested by the Administrative Agent in order to fully perfect the Administrative Agent's first priority perfected security interest in the First Priority Collateral and second priority security interest in the Second Priority Collateral including, without limitation, financing statements, mortgages, legal opinions, and corporate authority documentation relating thereto.

         8.20. ENGAGEMENT OF INVESTMENT BANKER. By October 17, 2003 or such later date as shall be reasonably acceptable to the Majority Lenders, but in any event not later than the date of the entry of the Final Order, the Borrower will engage, subject to Bankruptcy Court approval, which will be requested to be heard on an expedited basis, an investment banking firm (the "Investment Banker") which Investment Banker shall be (a) experienced in sales under the Bankruptcy Code, and (b) engaged to assist the Borrower in the sale of its assets, in whole or in part, to potential purchasers and selected by the Borrower from a list of Investment Bankers provided to the Administrative Agent prior to the Effective Date. In selecting the Investment Banker, the Borrower shall permit the Administrative Agent and two (2) other Lenders to participate in the interviews of such Investment Banker and shall allow all other Lenders to monitor such interviews by telephone. The Borrower shall consult with the Co-Agents before making its final selection of an Investment Banker. In order to permit the Investment Banker to commence work immediately upon engagement, the Lenders agree to fund the Investment

Banker's fees incurred during the period prior to Bankruptcy Court approval of such retention, in the event such retention is denied.

         8.21. ACCESS. The Administrative Agent and its advisors may consult with and have access at reasonable times and intervals to the Investment Banker, provided that any such conversations are permitted by the Administrative Agent and the Lenders to be disclosed to the Borrower. The Borrower and the Investment Banker shall provide regular (at least weekly) updates via telephone conference call, to the Lenders. The Borrower shall provide to the Lenders copies of any offers or proposals it receives, upon receipt, the Lenders agreeing to keep the same confidential pursuant to the confidentiality provisions hereof (and any separate confidentiality agreement reasonably requested in connection therewith), and not to disclose any such offers to any other parties. The Lenders will not seek to negotiate, revise or respond to prospective bidders with respect to any offer or proposal, except through the Administrative Agent and further except relative to providing financing or other services in connection therewith. The Administrative Agent and its advisors may review and discuss with any party presenting an offer the terms of such offer.

         8.22. SALES PROCEDURES ORDER. Promptly following selection of an acceptable Stalking Horse (a "Stalking Horse Purchaser"), the Borrower and the Guarantors shall file a motion or motions requesting the entry of an order (the "Sale Procedures Order") approving the sale of the applicable assets of the Borrower and the Guarantors to the Stalking Horse Purchaser, subject to higher or otherwise better bids, and prescribing procedures for the conduct of the sale process. The Sale Procedures Order shall provide, subject to agreement by the Stalking Horse Purchaser which the Borrower will use its best efforts to obtain, for a period of at least a forty-five (45) days during which the Borrower and the Investment Banker may pursue higher and better offers prior to the date set for the auction. The Sale Procedures Order also shall provide, without limitation, that (i) within three (3) business days after the entry of the Sale Procedures Order (the "Deposit Deadline"), the Stalking Horse Purchaser shall make a deposit with the Borrower in the amount prescribed in such order; (ii) on or before the earlier to occur of November 15, 2003 and the Deposit Deadline, the Borrower and the applicable Guarantors, on the one hand, and the Stalking Horse Purchaser, on the other hand, shall enter into a definitive purchase agreement (the "APA"); and (iii) no later than twenty (20) days after the entry of an order of the Bankruptcy Court (the "Sale Order") approving the sale to the Stalking Horse Purchaser or such other highest and best bidder received at the auction (the "Purchaser"), the Debtors and the Purchaser shall consummate the sale transaction approved by the Sale Order.

         8.23. POTENTIAL PURCHASERS' ACCESS; CONFIDENTIALITY. The Borrower shall provide full access to documents and other information concerning the respective businesses of the Borrower and the Guarantors to each bidder, subject to the delivery of a confidentiality agreement executed and delivered by such bidder to the Borrower.

         8.24. RESERVATION OF LENDERS' RIGHTS. Each of the Lenders expressly reserves the right to object, through the Administrative Agent, to the terms of any proposed sale transaction, including, without limitation, any proposed bidding procedures or the sale of some or all of the Assets. The Investment Banker's engagement shall provide that the Investment Banker shall be made available to testify and shall not be restricted by any confidentiality obligation to the Borrower or any Guarantor in that connection.

         8.25. ADEQUATE PROTECTION PAYMENTS. The Borrower shall pay the Prepetition Lenders monthly adequate protection payments in the aggregate amount equal to the interest accruing on the obligations under the outstanding principal amount of the Prepetition Lender Debt (after giving effect to the transactions contemplated hereby) payable on the first Business Day of each month to be allocated among the Lenders for the pro rata account of the Prepetition Lenders in accordance with the outstanding principal amount of the prepetition loans of the Prepetition Lenders under the Prepetition Credit Agreement; provided, however, if and to the extent the Bankruptcy Court determines that such adequate protection payments shall not be allowable as interest, such adequate protection payments shall be applied to principal.

         SECTION 9. CERTAIN NEGATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Letter of Credit or Revolving Credit Note is outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Issuing Bank has any obligations to issue, extend or renew any Letters of Credit:

         9.1. RESTRICTIONS ON INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness or Rental Obligations other than:

         (a) Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

         (b) Indebtedness in existence on the Effective Date and current liabilities of the Borrower or such Subsidiary, in each case incurred in the ordinary course of business not incurred through (i) the borrowing money, or
(ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

         (c) Indebtedness of the Borrower and its Subsidiaries in respect of taxes, assessments, governmental charges of levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 8.8;

         (d) Indebtedness of the Borrower and its Subsidiaries in respect of judgments or awards that have been in force for less than the applicable period for taking and pursuing an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

         (e) Endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

         (f) Indebtedness of the Borrower and its Subsidiaries consisting of Rental Obligations under operating leases with aggregate payments due in any year not in excess of $5,000,000;

         (g) Indebtedness consisting of contingent liabilities in respect of litigation against the Borrower so long as such Indebtedness would not be required by the Borrower's independent public accountants to be included in the footnotes to the financial statements delivered pursuant to Section 8.4(a) or the reserves for which required to be established on the books of the Borrower are not in excess of $10,000,000;

         (h) Indebtedness of the Borrower incurred in connection with (i) any Capitalized Lease or any acquisition after the date hereof of personal or tangible property by the Borrower or the refinancing thereof and (ii) the Net Present Value of Operating Leases; provided that the principal amount of such Indebtedness shall not exceed in any case 90% of the cost, to the Borrower, of the personal or tangible property so acquired, and provided, further, that the aggregate principal amount of such Indebtedness outstanding shall not exceed $25,000,000 at any time;

         (i) Indebtedness in respect of the Notes not exceeding the aggregate principal amount of $80,000,000;

         (j) Indebtedness existing on the date hereof and listed and described on Schedule 9.1 hereto, and Indebtedness incurred pursuant to the refinancing of such Indebtedness provided that such refinancing Indebtedness (i) is in an aggregate principal amount no greater than that portion of the Indebtedness listed on Schedule 9.1 hereto so refinanced, (ii) has a final scheduled maturity later than the final scheduled maturity of the Indebtedness refinanced, (iii) shall not be secured by any lien or any assets that did not secure the Indebtedness refinanced, and (iv) shall be otherwise subject to terms and conditions reasonably satisfactory to the Majority Lenders;

         (k) Indebtedness of a Subsidiary Guarantor of the Borrower to the Borrower or another Subsidiary Guarantor, provided, however that such Indebtedness to any Subsidiary Guarantor shall not exceed the amount required to pay Maintenance Expenses of such Subsidiary Guarantor, and provided, further that the amount of Indebtedness permitted by this clause (e) shall not exceed $2,000,000 in the aggregate outstanding at any time;

         (1) Indebtedness with respect to surety bonds and other obligations of the type described in Section 9.2(x) required in the ordinary course of business of the Borrower and its Subsidiaries, provided that the aggregate principal amount of such Indebtedness shall not at any time exceed $5,000,000;

         (m) Indebtedness of the Borrower incurred under any interest rate swap, cap, collar or similar arrangements or foreign currency exchange transactions with respect to Indebtedness permitted by this Credit Agreement or commodities hedges permitted by Section 9.3(k); and

         (o) Indebtedness of the Borrower incurred under any loan program administered by the Department of Development of the State of Ohio; provided that such Indebtedness shall not exceed $5,000,000 in aggregate principal amount outstanding at any time.

         9.2. RESTRICTIONS ON LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid would by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles (other than general intangibles related to assets disposed of in accordance with this Agreement and the other Loan Documents), chattel paper or instruments, with or without recourse; provided that the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

                  (i) liens in favor of the Borrower on all or part of the assets (other than assets constituting Collateral) of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

                  (ii) liens on assets of the Borrower or its Subsidiaries to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties other than the First Mortgaged Property and the Rail Mortgaged Property of the Borrower or its Subsidiaries to secure claims for labor, material or supplies in respect of obligations not overdue (or, in each case, which are being contested in good faith and by appropriate proceedings and as to which adequate reserves have been provided);

                  (iii) deposits or pledges made by the Borrower or its Subsidiaries in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations or in connection with self-insurance arrangements in respect of such obligations;

                  (iv) liens on properties of the Borrower or its Subsidiaries in respect of judgments or awards that have been in force for less than the applicable period for taking and pursuing appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (v) liens of carriers, warehousemen, mechanics, repairmen, laborers, suppliers and materialmen on properties of the Borrower or its Subsidiaries other than the First Mortgaged Property and the Rail Mortgaged Property in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

                  (vi) encumbrances on Real Estate other than the First Mortgaged Property and the Rail Mortgaged Property of the Borrower or its Subsidiaries consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

                  (vii) liens of the Borrower and its Subsidiaries existing on the date hereof and listed on Schedule 9.2 hereto and refinancings of such Indebtedness permitted under Section 9.1 (j);

                  (viii) Capitalized Leases secured by, and purchase money security interests in, personal or tangible property of the Borrower acquired or refinanced after the date hereof to secure purchase money Indebtedness of the type and amount permitted by Section 9.1 (d), incurred in connection with the acquisition of such property, which security interests cover only the personal or tangible property so acquired;

                  (ix) liens in favor of the holders of the Notes, which liens shall in no event include any lien or encumbrance of any kind on the First Priority Collateral except for such portion of the Collateral which is pledged to the Trustee subject to the Pledge Intercreditor Agreement;

                  (x) liens securing the performance of tenders, bids, contracts (other than for Indebtedness), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature to the extent permitted by Section 9.1(f) on assets of the Borrower and Subsidiary Guarantors not constituting Collateral;

                  (xi) liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents;

                  (xii) liens and encumbrances on the Mortgaged Properties as and to the extent permitted by the Mortgages, as applicable;

                  (xiii) liens on assets of the Borrower or any Subsidiary Guarantor not constituting Collateral which assets secure the Borrower's obligations in respect of the Notes to the extent that such liens are permitted under the Indenture;

                  (xiv) any leases or subleases to other Persons of properties or assets owned or leased by the Borrower or any of its Subsidiaries; and

                  (xv) liens on cash deposits or cash equivalents, not exceeding $3,000,000 in the aggregate, to secure the Borrower's and Subsidiary Guarantors' obligations in respect of insurance and items of the type referred to in clause (iii) or (x) above.

         9.3. RESTRICTIONS ON INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except:

         (a) Investments by the Borrower in marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

         (b) Investments by the Borrower in demand deposits, certificates of deposit, Eurodollar deposits, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000, or foreign subsidiaries of such banks;

         (c) Investments by the Borrower in securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's Ratings Group or, so long as no Obligations are outstanding, not less than "P 2" if rated by Moody's Investors Services, Inc., and not less than "A 2" if rated by Standard and Poor's Ratings Group;

         (d) Investments by the Borrower in debt of any state or political subdivision that is rated "A" or better and due within one (1) year from the date of purchase by the Borrower or its Subsidiaries;

         (e) Investments by the Borrower in repurchase agreements secured by any one or more of the foregoing;

         (f)      Investments existing on the date hereof and listed on Schedule
9.3 hereto;

         (g)      Investments with respect to Indebtedness permitted by Section
9.1 (k) so long as such entities remain Subsidiaries of the Borrower and Guarantors hereunder;

         (h) Investments consisting of non-cash consideration received as proceeds of asset dispositions permitted by Section 9.6;

         (i) Investments by the Borrower in shares of any so-called "money market fund", provided that such fund is registered under the Investment Company Act of 1940, has net assets of at least $500,000,000 and has an investment portfolio with an average maturity of 365 days or less;

         (j) Investments by the Borrower in securities of any Person acquired in full or partial satisfaction of liabilities of said Person to the Borrower, in a workout or a bankruptcy or insolvency proceeding with respect to such Person;

         (k) Investments by the Borrower in interest rate swaps, caps, collars or similar arrangements or foreign currency exchange transactions entered into in connection with respect to Indebtedness permitted under this Agreement or commodities hedges;

         (1) Investments consisting of deposits provided to third parties with respect to leases or utilities in the ordinary course of business; and

         (m) Investments by the Borrower in advances to officers or employees for travel or other expenses incurred in the ordinary course of conducting company business not in excess of $250,000 in the aggregate at any time;

         provided, however, that, if an Event of Default shall have occurred and be continuing, upon request by the Administrative Agent, with respect to all Investments other than demand deposits referred to in Section 9.3 (b), Investments other than short term Investments listed on Schedule 9.3 hereto or described in clause (h) above and Investments of the type described in clauses
(g) and (j) through (m), either (i) such Investments shall be immediately converted into cash and deposited in a Blocked Account or (ii) all actions with respect to such Investments shall be taken to the satisfaction of the Administrative Agent to provide to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a first-priority perfected security interest in such Investments free of all encumbrances other than Permitted Liens.

         9.4. Change in Terms of Equity Interests; Distributions and other Restricted Payments. The Borrower shall not, and shall not permit any Subsidiary to, effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Borrower's or such Subsidiary's capital stock or other equity interests which would be adverse to the interests of the Lenders. The Borrower will not, and will not permit any of its Subsidiaries to, make any Restricted Payments except:

         (a) Distributions by Subsidiaries of the Borrower to the Borrower without limitation;

         (b) noncash repurchases of capital stock or other equity interests deemed to occur upon the exercise of stock options or other rights to purchase equity if such capital stock or equity interests represents a portion of the exercise price of such options or rights to purchase;

         (b) payments to any Affiliate or any corporation, partnership, trust or other entity in which such Affiliate has a substantial interest or is an officer, director, trustee or partner made in connection with any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for real or personal property to or from, or otherwise requiring payments to or from such Person, so long as the terms of such transaction are no more favorable to such Person than would have been obtainable on an arms-length basis; and

         (c) so long as no Default or Event of Default has occurred and is continuing, or would result after giving effect to such payment, payments by the Borrower to the Parent to enable the Parent to pay costs and expenses incurred in the ordinary course of business, including, without limitation, payment of administrative costs and expenses incurred by the Permitted Holders relating to the Borrower, provided that the aggregate amount of all such expenses (exclusive of reimbursement of out of pocket expenses) shall not exceed $100,000 in any fiscal year;

         9.5. Merger and Consolidation. Except pursuant to the Reorganization Plan, the Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, or the merger or consolidation of two or more Subsidiaries of the Borrower.

         9.6. Sale and Leaseback; Disposition of Assets. Without the prior written consent of the Majority Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell, transfer, lease or otherwise dispose of any assets or property owned by it or hereafter acquired by it in one transaction or a series of transactions, including, without limitation, in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred other than (a) the disposition of assets (obsolete or otherwise) in the ordinary course of business, (b) so long as no Event of Default shall have occurred and be continuing, (i) the disposition of Investments permitted by Section 9.3; (ii) the disposition of assets listed on
Schedule 9.6 hereto; (iii) the disposition of additional assets on an arms length basis having an aggregate fair market value (after deducting from such aggregate value the cash proceeds of previous asset sales which are reinvested, within 180 days after sale, with such deduction being treated as having been made in the fiscal year of such reinvestment) of no more than $20,000,000, provided that assets having a fair market value of no more than $5,000,000 shall be disposed of in any fiscal year of the Borrower pursuant to this clause (iii). All Net Cash Proceeds of any disposition of assets constituting First Priority Collateral shall be deposited immediately into a Blocked Account, provided however, that such Net Cash Proceeds shall be subject to such other provisions of Section 3.2(b) as may be applicable.

         9.7. Compliance with Environmental Laws. Except for actions which are in material compliance with Environmental Laws or would not result in a Material Adverse Effect, the Borrower will not, and will not permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would cause a violation of Environmental Laws the result of which violation would have a Material Adverse Effect.

         9.8. Indebtedness in Respect of the Notes. The Borrower shall not amend, supplement or otherwise modify the terms of the Indebtedness in respect of the Notes or any of the Note Documents to increase the interest rate on, or principal amount or any premium thereof, shorten the average maturity thereof, or permit or require the granting or pledging of collateral in addition to the collateral granted or pledged under the Note Documents as of the date hereof or required on the date hereof to be granted or pledged, or make any provisions thereof more restrictive on the Borrower or the Parent than they are on the date hereof, or otherwise if, in the reasonable opinion of the Lenders, such amendment, supplement or modification could be adverse to the interests of the Lenders. The Borrower shall not prepay, redeem or repurchase any of the Indebtedness in respect of the Notes or give notice in respect of such prepayment, redemption or repurchase other than as required under the Note Documents as of the date hereof and as permitted by Section 3.2(b).

         9.9. Employee Benefit Plans. Unless a Material Adverse Effect is not reasonably likely to result, neither the Borrower nor any ERISA Affiliate will:

         (a) engage in any non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which is reasonably likely to result in a liability for the Borrower or any of its Subsidiaries; or

         (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

         (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to Section 302(f) or Section 4068 of ERISA;

         (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code; or

         (e) permit or take any action which would result in the aggregate benefit liabilities (within the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities, by more than the amount set forth in Section 7.14.3.

         9.10. Bank Accounts. The Borrower will not, and will not permit any of its Subsidiaries to, (a) establish any bank accounts other than those listed on
Schedule 7.18 without the Administrative Agent's prior written consent, which consent shall not be unreasonably withheld, (b) violate directly or indirectly any Agency Agreement in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent with respect to such account, or (c) deposit into any of the payroll accounts listed on Schedule 7.18 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts based on the Borrower's reasonable estimates of such amounts.

         9.11. Limitation on Issuance of Shares of Subsidiaries; Disposition of Shares and Indebtedness of Subsidiaries.

         (a) Except pursuant to the Reorganization Plan and as permitted by Sections 9.4,9.5 or 9.6, the Borrower will not permit any of its Subsidiaries to issue, sell or otherwise dispose of any shares of such Subsidiary or any securities convertible into or exchangeable for or carrying rights to subscribe for shares or other ownership interests of such Subsidiary, except (i) to the Borrower, or (ii) for the purpose of qualifying directors. The Borrower will not, in any event, permit any Subsidiary to have outstanding any preferred shares, other than preferred shares owned by the Borrower.

         (b) Except pursuant to the Reorganization Plan and as permitted by Sections 9.4, 9.5 or 9.6, the Borrower will not sell, transfer or otherwise dispose of any shares (except for the purpose of qualifying directors) or any Indebtedness of any Subsidiary.

         9.12. No Material Changes, Etc. The Borrower shall not permit, at any time after the Balance Sheet Date, any fact or circumstance (whether or not the result thereof would be covered by insurance) as to which singly or in the aggregate there is a reasonable likelihood of (a) a material adverse change with respect to the value of the Collateral taken as a whole, or (b) the inability of the Lenders or the Administrative Agent to enforce in any material respect their rights to be granted hereunder or under any of the other Loan Documents or the Obligations (including realizing on the Collateral).

         9.13. No Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, create or form, by acquisition or otherwise, any Subsidiary in addition to the Subsidiaries of the Borrower described in Section
7.18 unless (a) such new Subsidiary shall have become a Guarantor, (b) if such new Subsidiary owns any assets constituting Collateral hereunder, such new Subsidiary shall have pledged its assets of the type pledged by the Borrower and the Guarantors as of the Effective Date and (c) such new Subsidiary shall have provided such other documentation as the Administrative Agent may reasonably request, including, without limitation, amendments to the Security Documents, UCC searches and filings, legal opinions and corporate authorization documentation, and, if the Eligible Fixed Asset Component is not $0, 100% of the equity interests of such new Subsidiary shall be pledged for the benefit of the Lenders and the Administrative Agent and the holders of the Notes, such pledge to be subject to terms and conditions substantially similar to those contained in the Pledge Agreement.

         9.14. Transactions with Affiliates. Except as described on Schedule 9.14, the Borrower will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arms- length basis. The Borrower will not enter into any tax sharing agreement with any Person that is not the Parent or a Subsidiary of the Borrower. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on Schedule 9.14 that by their terms are expressly subordinated to the Obligations to the extent that the subordination provisions thereof prohibit such payment. This covenant will not restrict the Borrower or its Subsidiaries from (a) making Investments permitted under Section 9.3 or Distributions permitted under Section 9.4 and
(b) engaging in transactions among the Borrower and its Subsidiaries and among Subsidiaries of the Borrower otherwise permitted by this Credit Agreement.

         9.15. Parent and Subsidiaries. The Parent shall at no time engage in any business other than the ownership, directly or indirectly, of the membership interests of the Borrower and activities incidental thereto. The Parent shall not incur any Indebtedness in respect of borrowed money except under the Loan Documents and its guaranty of the Notes. The Parent shall not create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon the assets of the Parent other than under the Loan Documents.

         9.16. Bankruptcy Cases. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to seek, consent or suffer to exist (i) any modification, stay, vacation or amendment to the Orders; (ii) a priority claim for any administrative expense or unsecured claim against the Borrower or any Guarantor (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense of the kind specified in Section 503(b), 506(c) or 507(b) of the Bankruptcy Code) equal or superior to the priority claim of the Administrative Agent and the Lenders in respect of the Obligations other than the Carve Out; (iii) any Lien on any Collateral, having a priority equal or superior to the Liens in favor of the Administrative Agent and the Lenders in respect of the Obligations, except for Permitted Liens; (iv) any extension of the period of exclusivity for the Borrower or any Filed Guarantor to file a Reorganization Plan beyond February 29, 2004 without the consent of the Majority Lenders; and (v) any motion to prescribe procedures governing the conduct or approval of the sale of all or substantially all of the Assets pursuant to Section 363 of the Bankruptcy Code without the prior written consent of the Majority Lenders.

         SECTION 10. FINANCIAL COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Letter of Credit or Revolving Credit Note is outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

         10.1. Maximum Capital Expenditures. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures during any of the periods set forth below that exceed, in the aggregate for the Borrower and its Subsidiaries, the amounts set forth below opposite such periods:

Effective Date through February         $1,127,000
29,2004

         10.2. Net Sales. The Borrower will not cause or permit Net Sales for any month period set forth below to be less than the amount set forth below opposite such month; provided that with respect to the month of October, 2003, Net Sales shall be tested from the Effective Date through October 31, 2003, accordingly the minimum Net Sales level set forth opposite such month shall be pro rated to apply to the period from the Effective Date through October 31, 2003:

October 31, 2003                                $ 50,926,000
November 1,2003 through November 30,2003        $ 49,352,000
December 1, 2003 through December 31,2003       $ 46,838,000

January 1, 2004 through January 31, 2004            $54,322,000
February 1, 2004 through February 29, 2004          $53,615,000

         10.3. Maximum Cash on Hand. The Borrower will not at any time permit the amount of unrestricted cash (other than cash in the Concentration Account, a Swept Account, an escrow account, or cash collateral accounts to which the Borrower does not have access) to exceed $3,000,000 for more than one (1) Business Day. If on any Business Day, such unrestricted cash exceeds $3,000,000, the Borrower will deliver to the Administrative Agent such excess cash to pay down the Obligations on the following Business Day.

         10.4. Total Liquid Steel Production. The Borrower will not permit the Total Liquid Steel Production for any month period referred to below to be less than the amount set forth opposite such month; provided that with respect to the month of October, 2003, Total Liquid Steel Production shall be tested from the Effective Date through October 31, 2003, accordingly the minimum Total Liquid Steel Production level set forth opposite such month shall be pro rated to apply to the period from the Effective Date through October 31,2003:

October 31,2003                                    130,600
November 1, 2003 through November 30, 2003         135,900
December 1, 2003 through December 31, 2003         131,400
January 1, 2004 through January 31, 2004           147,300
February 1, 2004 through February 29, 2004         136,200

         10.5. Total Rolling Production. The Borrower will not permit the Total Rolling Production for any month period referred to below to be less than the amount set forth opposite such month; provided that with respect to the month of October, 2003, Total Rolling Production shall be tested from the Effective Date through October 31, 2003, accordingly the minimum Total Rolling Production level set forth opposite such month shall be pro rated to apply to the period from the Effective Date through October 31,2003:

October 31,2003                                 61,500
November 1, 2003 through November 30,2003       81,600
December 1,2003 through December 31,2003        80,300
January 1,2004 through January 31,2004          87,800
February 1, 2004 through February 29, 2004      82,200

         SECTION 11. CONCERNING THE EFFECTIVE DATE; CONDITIONS TO EFFECTIVENESS. The Agents' and the Lenders' obligations to convert their claims against the Borrower under this Credit Agreement and the obligation of the Lenders to make the Revolving Credit Loans and of the Issuing Bank to issue, extend or renew any Letters of Credit provided for in this Credit Agreement shall be subject to satisfaction of the following conditions precedent on or prior to the Effective Date:

         11.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

         11.2. Certified Copies of Charter Documents.

         (a) The Administrative Agent shall have received from the Parent, the Borrower and each of the Subsidiary Guarantors a copy, certified by a duly authorized officer of such Person to be true and complete on the Effective Date, of each of (a) its charter or other incorporation or organizational documents as in effect on such date of certification, and (b) its by-laws or other governing documents as in effect on such date.

         (b) The Administrative Agent shall have received from the Parent, the Borrower and each of the Subsidiary Guarantors a certificate from the Secretary of State, or other appropriate authority of the jurisdiction of its incorporation or organization, evidencing its good standing in such jurisdiction and in each other jurisdiction in which a failure to so qualify could have a Material Adverse Effect.

         11.3. Corporate or Limited Liability Company Action. All corporate or limited liability company action, as applicable, necessary for the valid execution, delivery and performance by the Parent, the Borrower and each of the Subsidiary Guarantors of this Credit Agreement and the other Loan Documents to which such Person is party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to the Administrative Agent.

         11.4. Incumbency Certificate. The Administrative Agent shall have received from the Parent, the Borrower and each of the Subsidiary Guarantors an incumbency certificate, dated as of the Effective Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Parent, the Borrower or such Subsidiary Guarantor, each of the Loan Documents to which such Person is party; (b) to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and
(c) to give notices and to take other action on its behalf under the Loan Documents.

         11.5. Validity of Liens. The Security Documents shall, upon entry of the Interim Order or the Final Order, whichever occurs first, be effective to create in favor of the Administrative Agent a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the First Priority Collateral and a legal, valid and enforceable second priority (except for (a) Liens securing the Notes, and (b) any Permitted Indebtedness having an enforceable and unavoidable perfected prior security interest in such assets as of the Filing Date) security interest in and lien upon the Second Priority Collateral. One hundred percent (100%) of the Voting Stock of the Borrower and each of its Subsidiaries has been pledged to the Administrative Agent, for the benefit of the Lenders, to secure the Obligations on a first priority basis and the Prepetition Lender Debt on a second priority basis, subject to rights of the Noteholders under the Pledge Intercreditor Agreement.

All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

         11.6. Perfection Certificates and UCC Search Results. The Administrative Agent shall have received from the Parent, the Borrower and each of the Subsidiary Guarantors a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

         11.7. Certificates of Insurance. The Administrative Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Effective Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of Section 8.7 and (b) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer).

         11.8. Opinions of Counsel. The Administrative Agent shall have received favorable legal opinions addressed to the Lenders and the Administrative Agent, dated as of the Effective Date and in form and substance satisfactory to the Majority Lenders, from counsel of the Borrower and its Subsidiaries.

         11.9. Payment of Fees. The Borrower shall have paid to the Lenders, the Agents or the Administrative Agent, as appropriate, the fees to be paid on the Effective Date.

         11.10. No Material Adverse Change; Absence of Litigation. The Lenders shall be satisfied that there shall have occurred no material adverse change in
(a) the business, condition, operations, assets or prospects of the business since the Filing Date (other than commencement of the Case), (b) the ability of the Borrower and its Subsidiaries to perform their respective obligations under the Loan Documents, or (d) the ability of the Lenders to enforce the Loan Documents and the obligations of the Borrower and its Subsidiaries thereunder. The Lenders shall be satisfied that there are no material actions, suits, proceedings or investigations of any kind pending against the Parent or any of its Subsidiaries which allege successor liability against the Borrower.

         11.11. Cash Budget. The Lenders shall have received the rolling thirteen (13) week liquidity statements and the Cash Budget in form and substance reasonably satisfactory to the Majority Lenders.

         11.12. First Day Orders. The Administrative Agent shall have received a signed copy of the Interim Order, satisfactory to the Administrative Agent, providing for the continuation of the Borrower's pre-petition cash management system and deposit and disbursement accounts, including lockbox accounts and deposit and disbursement accounts, which order shall not have been reversed, modified, amended or stayed. All "first day orders" submitted to the Bankruptcy Court on or about the Filing Date shall be in form and substance reasonably satisfactory to the Administrative Agent.

         11.13. Payment of the Refunding Amount. The Refunding Amount shall have been paid to the Administrative Agent for the accounts of the Lenders in accordance with such Lender's Commitment Percentage set forth on Schedule l(a) of the total Refunding Amount.

         SECTION 12. CONDITIONS TO ALL BORROWINGS. The obligations of the Lenders to make any Revolving Credit Loan, and of the Issuing Bank to issue, extend or renew any Letter of Credit, in each case whether on or after the Effective Date, shall also be subject to the satisfaction of the following conditions precedent.

         12.1. Representations True. Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement and the other Loan Documents shall be in all material respects true as of the date as of which they were made and shall also be true at and as of the time of the making of such Revolving Credit Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Administrative Agent shall have received a Loan Request, Conversion Request or certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

         12.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Revolving Credit Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Issuing Bank would make it illegal for the Issuing Bank to issue, extend or renew such Letter of Credit.

         12.3. Governmental Regulation. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         12.4. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Majority Lenders and the Administrative Agent's Special Counsel, and the Lenders and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Majority Lenders may reasonably request.

         12.5. Case Administration. The Interim Order shall be in full force and effect and shall not have been reversed, modified or amended in any respect, provided, that the Bankruptcy Court shall enter a final order (the "Final Order") authorizing and approving this Credit Agreement pursuant to Section 364(c) and (d) of the Bankruptcy Code and Bankruptcy Rule 4001, in form and substance satisfactory to the Majority Lenders finding that the Lenders are extending credit to the Borrower in good faith pursuant to Section 364(e) of the Bankruptcy Code, and the Final Order shall be in full force and effect, and shall not have been reversed, modified or amended in any respect, prior to the earlier to occur of (i) the date which is thirty

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                                      -91-

(30) days after the date hereof and (ii) the time of the making of any Loan or the issuance, extension or renewal of any Letter of Credit the amount of which, when added to the principal amount of all Loans or (as the case may be) the Maximum Drawing Amount of all Letters of Credit then outstanding, would exceed the aggregate amount thereof which was authorized by the Bankruptcy Court in the Interim Order for Loans or Letters of Credit or both. If either the Interim Order or the Final Order is the subject of a pending appeal in any respect, none of such Order, the making of the Loans, the issuance, extension or renewal of any Letters of Credit, or the performance by the Borrower or the Guarantor of any of its obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal. The Borrower, the Guarantors and the Agents and the Lenders shall be entitled to rely in good faith upon the Orders notwithstanding objection thereto or appeal therefrom by any interested party. The Borrower, the Guarantors and the Agents and the Lenders shall be permitted and required to perform their respective obligations in compliance with this Credit Agreement notwithstanding any such objection or appeal unless the relevant Order has been stayed by a court of competent jurisdiction.

         SECTION 13. EVENTS OF DEFAULT; ACCELERATION; ETC.

         13.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

         (a) the Borrower shall fail to pay any principal of the Revolving Credit Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

         (b) the Borrower shall fail to pay any interest on the Revolving Credit Loans, the commitment fee, any Letter of Credit Fee, the Administrative Agent's fee, or other sums due hereunder or under any of the other Loan Documents, within ten (10) days of the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

         (c) the Borrower shall fail to comply with any of its covenants contained in Section 8.1 (including, as it applies to Section 13.1 (b), any grace period applicable thereto), Section 8.4 (within five (5) days of when any monthly financial statement would otherwise be due and within fifteen (15) days of when any quarterly or annual statement would otherwise be due), Section 8.5.1, Section 8.5.4 (within fifteen (15) days of when notice would otherwise be due), the first sentence of Section 8.6, Section 8.7, Section 8.12, Sections 9.1 through 9.6, Sections 9.8 through 9.13, Section 10 or any covenant contained in any of the Mortgages the violation of which would constitute an immediate "Event of Default" under such Mortgage;

         (d) the Borrower shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 13.1), for fifteen (15) days after written notice of such failure has been given to the Borrower by the Administrative Agent;

         (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been

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                                      -92-

false in any material respect upon the date when made or deemed to have been made or repeated;

         (f) the Borrower or any of its Subsidiaries shall default in the payment when due of the principal of or interest on the post-petition Indebtedness in excess of $1,000,000, or the pre-petition Indebtedness in excess of $1,000,000 if, by order of the Bankruptcy Court issued with respect to such pre-petition Indebtedness, a default thereunder would entitle the holder thereof to relief from the automatic stay of Section 362 of the Bankruptcy Code of such post-petition or pre-petition Indebtedness, or any event specified in any note, agreement, indenture or other document evidencing or securing any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause such Indebtedness to become due, or to be prepaid in full prior to its stated maturity;

         (g) the Borrower or a Guarantor shall be enjoined from conducting any material part of its business as a debtor in possession, or there shall occur any material disruption to such business, or there shall occur any loss or material change in any material license or permit of the Borrower or the Guarantor, which continues in effect for more than thirty (30) consecutive days;

         (h) (i) if any of the Loan Documents shall be canceled, terminated, revoked or rescinded or the Administrative Agent's security interests or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or
(ii) any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

         (i) The Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan in connection with the termination of a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $15,000,000; the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $15,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) a failure to make timely (without consideration of any extension or waiver) any required quarterly contribution or other payment pursuant to the funding provisions of
Section 302 of ERISA; (ii) the appointment by a United States District Court of a trustee to administer such Plan; or (iii) the institution by the PBGC, or by the Borrower, of proceedings (including before the PBGC) to terminate such Plan other than in a standard termination within the meaning of Section 4041 (b) of ERISA.

         (j) the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

         (k) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes material damage to or loss of assets of the Borrower or any of its Subsidiaries;

         (1) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

         (m) the Borrower or any of its Subsidiaries shall be convicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Subsidiary included in the Borrowing Base or any assets of the Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $5,000,000;

         (n)      a Change of Control shall have occurred;

         (o)      the Availability shall at any time be less than zero;

         (p) the Bankruptcy Court shall enter any order (i) amending, supplementing, altering, staying, vacating, rescinding or otherwise modifying any Order without the consent of the Majority Lenders, (ii) appointing a Chapter 11 trustee or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code in any of the Cases, (iii) dismissing any of the Cases or converting any of the Cases to a chapter 7 case or (iv) granting relief from the automatic stay to any creditor holding or asserting a Lien or reclamation claim on more than $100,000 per creditor or $500,000 in the aggregate of the assets of the Borrower or a Guarantor or where the deprivation of the Borrower or a Guarantor of such assets would reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries, considered as a whole;

         (q) failure of the Borrower and the Guarantors to obtain the entry of the Final Order within thirty (30) days of the entry of the Interim Order;

         (r) failure of the Borrower and the applicable Guarantors to have entered into purchase and sale agreements with respect the Assets no later than the earlier to occur of November 15,2003 or the date three (3) days after the entry of the Sales Procedures Order;

         (s) failure of the Borrower and the applicable Guarantors to consummate the sale transaction approved by the Sale Order no later than the date (20) days after the date of the entry of the Sale Order with respect thereto;

         (t) an application shall be filed by the Borrower or a Guarantor for the approval of any other Super-Priority Claim in any of the Cases which is pari passu with or senior to the claims of the Agents and the Lenders against the Borrower or a Guarantor hereunder or under any of the other Loan Documents, or there shall arise any such Super-Priority Claim;

         (u) the Borrower or a Guarantor shall be unable to pay its post-petition debts as they mature or shall fail to comply with any order of the Bankruptcy Court in any material respect;

         (v) there shall remain undischarged for more than thirty (30) days any final post-petition judgment or execution action against the Borrower or a Guarantor, or relief from the automatic stay of Section 362(a) of the Bankruptcy Code shall be granted to any creditor or creditors of the Borrower or a Guarantor with respect to assets having an aggregate value in excess of $500,000 or where the deprivation of the Borrower or a Guarantor of such assets would reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries, considered as a whole;

         (w) the Borrower or a Guarantor shall pay or discharge any pre-petition Indebtedness (other than Prepetition Lender Debt, pre-petition Indebtedness contemplated to be paid pursuant to the Cash Budget, and customary first day orders reasonably acceptable to the Administrative Agent) in excess of $250,000 in the aggregate;

         (x) the Borrower or a Guarantor shall file a motion in any of the Cases (i) to use cash collateral of the Lenders under Section 363(c) of the Bankruptcy Code without the Lenders' consent, (ii) to recover from any portions of the Collateral any costs or expenses of preserving or disposing of such Collateral under Section 506(c) of the Bankruptcy Code, or (iii) to take any other action or actions adverse to the Lenders or their rights and remedies hereunder or under any of the other Loan Documents or the Lenders' interest in any of the Collateral, which other action or actions would, individually or in the aggregate, have a material adverse effect on the Borrower and its Subsidiaries, considered as a whole;

         (y) a suit or action against the Lenders or the Agents shall be commenced by the Borrower, a Guarantor, any federal, state environmental protection or health and safety agency or any official committee in any Case, which suit or action asserts any claim or legal or equitable remedy contemplating subordination of any claim or Lien of the Lenders or the Agents, and, with respect to any suit or action by any such federal or state agency, (i) a preliminary order for relief or judgment or decree shall have been entered in such suit or action against the Lenders or the Agents or (ii) a motion to dismiss brought by the Lenders or the Agents in response thereto shall have been denied;

         (z) actual selling, general and administrative expenditures (exclusive of professional fees) for any month shall exceed the amount set forth in the Cash Budget for such month by more than fifteen percent (15%);

         (aa) Joseph Lapinsky or another person acceptable to the Majority Lenders ceases to be the Chief Executive Officer of the Borrower

         (bb) (i) the Borrower shall fail to engage and file a motion to retain, on or before October 17, 2003 or such later date acceptable to the Majority Lenders and in any event prior to the entry of a Final Order, the Investment Banker, or (ii) the Investment Banker is terminated unless prior to or simultaneously with such termination a replacement Investment Banker selected from the list previously provided has been engaged;

         (cc) any unpaid and overdue liability exists in respect of employment and trust fund taxes in excess of $250,000 in the aggregate;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Majority Lenders shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Revolving Credit Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

         13.2. TERMINATION OF COMMITMENTS. If any Event of Default shall have occurred and be continuing, the Administrative Agent may and, upon the request of the Majority Lenders, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Revolving Credit Loans and the Issuing Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

         13.3. REMEDIES. Upon the occurrence of an Identified Event of Default and following the giving and expiration of five (5) Business Days' notice to the Borrower, the Creditors' Committee of the Borrower, and the United States Trustee, and without prejudice to any other rights and remedies the Administrative Agent and the Lenders may have hereunder, the Administrative Agent and the Lenders shall have relief from the automatic stay and the Administrative Agent may foreclose on all or any portion of the Collateral, collect Accounts Receivable and apply the proceeds thereof to the Obligations, occupy the Borrower's premises to complete inventories, fulfill orders and sell inventories or otherwise exercise remedies against the Collateral permitted by applicable nonbankruptcy law. During such five-Business Day notice period, the Borrower shall be entitled to an emergency hearing with the Bankruptcy Court for the sole purposes of contesting whether an Event of Default has occurred, but the Borrower shall have no right to seek to use cash collateral of the Lenders under Section 363(c) of the Bankruptcy Code. Unless during such period the Bankruptcy Court determines that an Event of Default has not occurred, the automatic stay, as to the Lenders and the Administrative Agent, shall automatically terminate at the end of such notice period and without further notice or order. In the event that an Event of Default shall have occurred and be continuing under Section 13.1 (q), (r), (s) or (t) above, upon notice from the Administrative Agent, upon instruction from the Majority Lenders, the Parent, the Borrower and each of its Subsidiaries hereby agree to cooperate and do all things necessary and execute all such documents as the Majority Lenders may consider necessary or desirable to effect an orderly liquidation of the Collateral.

In addition, in case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 13.1, each Lender, if owed any amount with respect to the Loans, Reimbursement Obligations or other Obligations, may, with the consent of the Majority Lenders but not otherwise, and the Administrative Agent may, if requested by the Majority Lenders and in its sole discretion, on behalf of the Majority Lenders, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including after obtaining stay relief in the case of Events of Default not constituting

Identified Events of Default as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender, provided that if no Identified Event of Default has occurred, the Administrative Agent's and Lenders' rights to exercise control over property of the estate shall be subject to having obtained relief from the automatic stay from the Bankruptcy Court. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or the purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         13.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows, in each case, to be applied first to the Obligations in respect of the New Funding Amount, and if no such Obligations in respect of the New Funding Amount are outstanding, to the Obligations in respect of the Refunding Amount:

         (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

         (b) Second, to all other Obligations (other than those Obligations arising or incurred under any ancillary facilities provided by the Administrative Agent or any Lenders in their individual capacities to the Borrower) in such order or preference as the Majority Lenders may determine; provided, however, that distributions in respect of (i) such obligations shall be made pari passu among Obligations with respect to the Administrative Agent's fee payable pursuant to Section 5.1 and all other Obligations and (ii) Obligations owing to the Lenders with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Lenders pro rata; and provided, further, that the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

         (c) Third, to those Obligations arising under any cash management services, Rate Protection Agreements or any other ancillary facilities provided by the Administrative Agent or any other Lenders in their individual capacities to the Borrower in connection with this Agreement;

         (d) Fourth, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the

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                                      -97-

payment of any obligations required to be paid pursuant to Section 9-504(l)(c) of the Uniform Commercial Code of the State of New York; and

         (e) Fifth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

         SECTION 14. SETOFF. Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lenders to the Borrower and any securities or other property of the Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Lender. Each of the Lenders agrees with each other Lender that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Lender, other than Indebtedness evidenced by the Revolving Credit Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender and (b) if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Revolving Credit Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Note or Notes held by, or constituting Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Revolving Credit Notes held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Revolving Credit Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         SECTION 15. THE ADMINISTRATIVE AGENT.

         15.1. AUTHORIZATION.

         (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

         (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual

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                                      -98-

relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

         (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in
Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

         15.2. EMPLOYEES AND AGENTS. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

         15.3. NO LIABILITY. Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

         15.4. NO REPRESENTATIONS. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Revolving Credit Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the creditworthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

         15.5. PAYMENTS.

                  15.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by the Borrower to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

                  15.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  15.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent its pro rata share of any Revolving Credit Loan or to purchase or make any payment on account of any Letter of Credit Participation or (b) to comply with the provisions of Section 14 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement or Section 15.7, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Revolving Credit Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondeliquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondeliquent Lenders in proportion to their respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans of the nondeliquent Lenders, the Lenders' respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. Until such delinquency is satisfied, the Delinquent Lender shall have no right to participate in any vote on or consent to any matter in respect of or in connection with this Credit Agreement.

         15.6. HOLDERS OF REVOLVING CREDIT NOTES. The Administrative Agent may deem and treat the payee of any Revolving Credit Note and the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         15.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent has not been reimbursed by the Borrower as required by Section 16), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder without limiting the Borrower's and Guarantors' indemnity obligations, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

         15.8. ADMINISTRATIVE AGENT AS LENDER. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Revolving Credit Loans made by it, and as the holder of any of the Revolving Credit Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent.

         15.9. RESIGNATION. The Administrative Agent may resign at any time by giving sixty (60) days' prior written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrower. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         15.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this
Section 15.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default, and upon the receipt of notice of the existence of a Default or Event of Default from the Majority Lenders shall notify the Borrower of the existence of such Default or Event of Default.

         15.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Majority Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Lenders may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Administrative Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

         SECTION 16. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any excise taxes or current or future stamp or documentary taxes or similar charges (including any interest and penalties in respect thereto) payable by any Agent or Lender (other than taxes based upon the Agents' or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify each Agent and each Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel, counsel to any Co-Agent and any local counsel to the Administrative Agent incurred in connection with the preparation, administration, interpretation or syndication of the Loan Documents and other instruments mentioned herein, any cash management documentation and related matters, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the fees, expenses and disbursements of the Administrative Agent incurred by the Administrative Agent in connection with the preparation, administration, interpretation or syndication of the Loan Documents and other instruments mentioned herein, including all monitoring of the Cases and all appraisal charges and charges of other professionals retained by the Administrative Agent,
(e) the fees, expenses and disbursements of the Administrative Agent incurred by the Administrative Agent or its designees in connection with all commercial finance examinations conducted by or on behalf of the Administrative Agent, (f) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (g) the reasonable fees and expenses of any advisors retained by the Administrative Agent pursuant to Sections 8.16 and 8.18; (h) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or any Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or the Administrative Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with the Borrower or any of its Subsidiaries, (iii) in connection with any refinancing or restructuring of the financing under the Loan Documents in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, and (iv) all reasonable fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with UCC searches or UCC filings. The covenants of this Section 16 shall survive payment or satisfaction of all other Obligations.

         SECTION 17. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agents, the Lenders and their respective shareholders, directors, agents, officers, subsidiaries and affiliates from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and reasonable expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation,
(a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Revolving Credit Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from bank agency or lock box accounts or in connection with the provisional honoring of checks or other items, (c) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (d) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (e) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the disposal, discharge, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, provided, however, that the foregoing indemnity as to any Person shall not apply to liabilities, damages, losses, settlement expenses and expenses to the extent that they arise from the willful misconduct or gross negligence of such indemnified person or its Affiliates. In litigation, or the preparation therefor, each of the Lenders and the Agents shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this Section 17 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such indemnified obligations which is permissible under applicable law. The covenants contained in this Section 17 shall survive payment or satisfaction in full of all other Obligations.

         SECTION 18. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Revolving Credit Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Agents, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Revolving Credit Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Revolving Credit Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Issuing Bank has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

         SECTION 19. ASSIGNMENT AND PARTICIPATION.

         19.1. CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Revolving Credit Loans at the time owing to it, the Revolving Credit Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) the Administrative Agent shall have given its prior written consent to such assignment, which consent will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Credit Agreement, (c) each assignment shall be in an amount that is not less than $2,000,000 or the remaining amount of its Commitment, if less, and (d) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit E hereto (an "Assignment and Acceptance"), together with any Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in Section 19.3, be released from its obligations under this Credit Agreement.

         19.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage; (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations or any of their other obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in Section 7.4 and Section 8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Lender; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and (i) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         19.3. REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

         19.4. NEW REVOLVING CREDIT NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Administrative Agent shall
(a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially in the form of the assigned Revolving Credit Notes. The surrendered Revolving Credit Notes shall be canceled and returned to the Borrower.

         19.5. PARTICIPATIONS. Each Lender may sell participations to one or more banks or other entities in all or a portion of such Lender's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $2,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower and (c) the only right of the assignor granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be such assignor's right to approve waivers, amendments or modifications that would require the consent of all Lenders affected thereby.

         19.6. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee Lender is an Affiliate of the Borrower, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section
13.1 or Section 13.2, and the determination of the Majority Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Revolving Credit Loans. If any Lender sells a participating interest in any of the Revolving Credit Loans to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 13.1 or Section 13.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Revolving Credit Loans to the extent of such participation.

         19.7. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Lender shall retain its rights to be indemnified pursuant to Section 17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If the Reference Lender transfers all of its interest, rights and obligations under this Credit Agreement, the Administrative Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Lenders, appoint another Lender to act as the Reference Lender hereunder. Anything contained in this Section 19 to the contrary notwithstanding, any Lender may at any time pledge or assign a security interest in all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Revolving Credit Notes) to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations (a) to any of the twelve Federal Reserve Lenders organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341 and (b) with respect to any Lender that is a fund that invests in bank loans, to any lender or trustee for, or any other representative holders of, holders of obligations owed or securities issued by such fund as security for such obligations or securities to any institutional custodian for such fund or such lender. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

         19.8. ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

         SECTION 20. NOTICES, ETC. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Revolving Credit Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by facsimile and confirmed by delivery via courier or postal service or by facsimile transmission confirmation, as the case may be, addressed as follows:

         (a) if to the Parent, the Borrower or any of its Subsidiaries, at 3770 Embassy Parkway, Akron, OH 44333, Attention: Chief Executive Officer, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice with a copy to KPS Special Situations Fund, L.P. 200 Park Avenue, 58th Floor, New York, New York 10166, Attention:
Michael Psaros, facsimile number 212-867-7980, and with a copy to McDonald Hopkins Co. LPA, 2100 Bank One Center, 600 Superior Avenue E, Cleveland, Ohio 44114-2653, Attention: Shawn M. Riley, Esq., facsimile number 216-348-5474;

         (b) if to the Administrative Agent, at 200 Glastonbury Blvd., Glastonbury, CT 06033, USA, Attention: Timothy J. Broderick, or such other address or addressee for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice; and

         (c)      if to any Lender, at such Lender's address set forth on
Schedule 1(c) hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile with transmission confirmed and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

         SECTION 21. GOVERNING LAW. THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 20. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         SECTION 22. HEADINGS. The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         SECTION 23. COUNTERPARTS. This Credit Agreement and any amendment hereof may be executed in severaL counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 24. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 26.

         SECTION 25. WAIVER OF JURY TRIAL. Each party to this Credit Agreement hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Revolving Credit Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower and each Guarantor hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower and each Guarantor (a) certifies that no representative, agent or attorney of any Lender or the Administrative Agent has represented, expressly or otherwise, that such Lender or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Administrative Agent and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

         SECTION 26. CONSENTS, AMENDMENTS, WAIVERS, ETC. Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Lenders. Notwithstanding the foregoing, (i) any decrease in the rate of interest on the Revolving Credit Notes (other than in connection with the waiver of Section 5.10.2), any extension of scheduled maturity of the Revolving Credit Notes, any decrease in the amount of commitment fee, Letter of Credit Fees or any other fee hereunder, any release of a substantial portion of the Collateral (other than in respect of asset sales permitted by Section 9.6) and any amendment of this Section 26 requires the written consent of the Borrower and the written consent of each Lender affected thereby, (ii) any increase in the amount of the Total Commitment shall require the written consent of the Supermajority Lenders, (iii) any increase in any Lender's Commitment shall require the written consent of such Lender, (iv) the definitions of "Majority Lenders" and "Supermajority Lenders" may not be amended without the written consent of all of the Lenders, (v) the definition of "Co-Agents" may not be amended without the written consent of all of the Co-Agents, (vi) Collateral consisting of assets disposed of pursuant to Section
9.6 may be released in connection with such disposition, (vii) any amendments and waivers relating to the Borrowing Base, advance rates and of definitions of this Credit Agreement relating to eligibility criteria for assets included in the Borrowing Base which would have the effect of making the Borrowing Base less restrictive shall require the consent of the Supermajority Lenders, (viii) the amount of the Administrative Agent's fee or any other fees payable for the Administrative Agent's account and Section 15 may not be amended without the written consent of the Administrative Agent and (ix) the amount of any Letter of Credit Fees or other fees payable for the Issuing Bank's account and Section 4 may not be amended without the consent of the Issuing Bank. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. Notwithstanding anything to the contrary contained in this Credit Agreement, the Lenders will be deemed to have accepted the treatment of any Refunding Amount outstanding in connection with any Reorganization Plan to the extent that such Reorganization Plan is accepted by the Lenders holding at least two-thirds of the outstanding commitments of the Refunding Amount and more than one-half in number of the Lenders. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

         SECTION 27. SEVERABILITY. The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

         SECTION 28. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

         SECTION 28.1. CONFIDENTIALITY. Each of the Lenders and each Co-Agent agrees, on behalf of itself and each oF its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Lenders or the Co-Agents, provided that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this Section 28, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Lenders or any Co-Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent, or to auditors or accountants, (e) to any Co-Agent, any Lender or any Financial Affiliate, (f) in connection with any litigation to which any one or more of the Lenders, any Co-Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Lender as provided in Section 28.1 or (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of Section 8.9.1. Any Co-Agents, the Lenders and any Financial Affiliate may refer to any of the Borrower and its Subsidiaries in connection with any advertising, promotion or marketing undertaken by such Co-Agent, such Lender or such Financial Affiliate and, for such purpose, such Co-Agent, such Lender or such Financial Affiliate may utilize any trade name, trademark, logo or other distinctive symbol associated with the Borrower or any of its Subsidiaries or any of their businesses. Notwithstanding anything herein to the contrary, the Administrative Agent and each Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure.

         SECTION 28.2. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each oF the Lenders and each Co-Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

         SECTION 28.3. OTHER. In no event shall any Lender or any Co-Agent be obligated or required to return anY materials furnished to it or any Financial Affiliate by the Borrower or any of its Subsidiaries. The obligations of each Lender under this Section 28 shall supersede and replace the obligations of such Lender undeR any confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as of the date first set forth above.

                                      THE BORROWER:

                                      REPUBLIC ENGINEERED PRODUCTS LLC

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      THE GUARANTORS:

                                      REPUBLIC ENGINEERED PRODUCTS
                                      HOLDINGS LLC

                                      By:______________________________________
                                           Name:
                                           Title:

                                      BLUE STEEL CAPITAL CORP.

                                      By:______________________________________
                                           Name:
                                           Title:

                                      N&T RAILWAY COMPANY LLC

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      THE BANKS AND THE AGENTS:

                                      FLEET CAPITAL CORPORATION,
                                      individually and as Administrative Agent

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      BANK OF AMERICA, N.A.,

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      JP MORGAN CHASE BANK,
                                      individually and as Co-Agent

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      WELLS FARGO FOOTHILL, INC.,
                                      individually and as Co-Agent

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      GE CAPITAL CFE, INC.,
                                      individually and as Co-Agent

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      CONGRESS FINANCIAL CORPORATION,

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      THE CIT GROUP/BUSINESS CREDIT, INC.

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      LASALLE BUSINESS CREDIT, LLC

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      DIME COMMERCIAL CORP.

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      GUARANTY BUSINESS CREDIT
                                      CORPORATION

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      ORIX FINANCIAL SERVICES, INC.

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      SUNROCK CAPITAL CORP.

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      UNION BANK OF CALIFORNIA, N.A.

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                      GMAC COMMERICAL FINANCE LLC
                                      (SUCCESSOR BY MERGER TO GMAC BUSINESS
                                      CREDIT, LLC)

                                      By:______________________________________
                                           Name:
                                           Title:

Signature Page to Credit Agreement

                                                                       EXHIBIT A

                                     FORM OF
                              BORROWING BASE REPORT

                             Dated:_________________

         The undersigned,_________________________, the duly elected and qualified__________________________________of REPUBLIC ENGINEERED PRODUCTS LLC (the "Borrower"), hereby certifies pursuant to Section 8.4[i][j][k] of the Debtor-in-Possession Revolving Credit Agreement, dated as of October 9, 2003 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, the other lending institutions from time to time parties thereto (the "Lenders"), FLEET CAPITAL CORPORATION, in its capacity as administrative agent for the Lenders (the "Administrative Agent") and the other parties thereto, that
(a) the information set forth in this Borrowing Base Report was true and correct as of___________________________________, (b) this Borrowing Base Report has been prepared in accordance with the applicable provisions of the Credit Agreement relating to the computation of the Borrowing Base and the various components thereof, and (c) as of the date of this Borrowing Base Report, there exists no Default or Event of Default or condition which would, with either or both the giving of notice or the lapse of time, result in a Default or an Event of Default.

         Except as otherwise specified in this Borrowing Base Report, capitalized terms used herein without definition which are defined in the Credit Agreement have the same meanings herein as in the Credit Agreement.

                                      REPUBLIC ENGINEERED PRODUCTS LLC

                                      By:______________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT B

                          FORM OF REVOLVING CREDIT NOTE

[$_____________]                                             ______________,2003

         FOR VALUE RECEIVED, the undersigned REPUBLIC ENGINEERED PRODUCTS LLC, a Delaware limited liability company (the "Borrower"), hereby absolutely and unconditionally promises to pay to the order of [________________] (the "Lender") at the Administrative Agent's Office:

                  (a) on the Maturity Date the principal amount of [PRINCIPAL AMOUNT ($__________)] or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to the Borrower pursuant to the Debtor-in-Possession Revolving Credit Agreement, dated as of October 9, 2003 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, the Lenders, Fleet Capital Corporation, in its capacity as administrative agent for the Lenders, and the other parties thereto; and

                  (b) to the extent required by the Credit Agreement, if sooner, the principal outstanding hereunder; and

                  (c) interest on the principal balance hereof from time to time outstanding from the Effective Date under the Credit Agreement through and including the Maturity Date hereof at the times and at the rates provided in the Credit Agreement.

         This Revolving Credit Note (this "Note") evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrower irrevocably authorizes the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the unpaid principal amount of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Credit Note to be signed in its legal name by its duly authorized officer as of the day and year first above written.

                                      REPUBLIC ENGINEERED PRODUCTS LLC

                                      By:________________________________
                                           Name:
                                           Title:

             Amount of
             Revolving         Amount of         Balance of    Duration of
              Credit           Principal         Principal       Interest       Notation
Date           Loan         Paid or Prepaid        Unpaid        Period         Made By:
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                                                       EXHIBIT C

                        REPUBLIC ENGINEERED PRODUCTS LLC
                              3770 Embassy Parkway
                                Akron, Ohio 44333

                                     [Date]

Fleet Capital Corporation, as Administrative Agent
One Federal Street
Boston, MA 02110

         Re:      [Loan] [Conversion] Request

Gentlemen:

         Reference is made to that certain Debtor-in-Possession Revolving Credit Agreement, dated as of October 9, 2003 (as the same may be amended and in effect from time to time, the "Credit Agreement"), among REPUBLIC ENGINEERED PRODUCTS LLC (the "Borrower"), FLEET CAPITAL CORPORATION, as administrative agent (the "Administrative Agent"), for itself and the other lending institutions party thereto (the "Lenders") and the other parties thereto. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         [Pursuant to Section 2.6 of the Credit Agreement, the Borrower is hereby making a Revolving Credit Loan Request for a Revolving Credit Loan consisting of [a Base Rate Loan in the principal amount of $_________________,] [a Eurodollar Rate Loan in the principal amount of $___________________with an Interest Period of one (1) month] to be made on____________________,_____. ]

         [Pursuant to Section 2.7 of the Credit Agreement, the Borrower is hereby making a Conversion Request and in connection therewith sets forth below the information relating to such Conversion Request (the "Proposed Conversion"):

         (i) The Business Day of the Proposed Conversion is_______________________, 20____.

         (ii) The Revolving Credit Loan to be converted in the Proposed Conversion is a [Eurodollar Rate Loan] [Base Rate Loan]. [The Interest Period applicable to such Eurodollar Rate Loan is one (1) month].

         (iii) The Type of Loan to which such Revolving Credit Loan is to be converted in the Proposed Conversion is a [Base Rate Loan] [Eurodollar Rate Loan].

         [(iv)    The initial Interest Period applicable to such Revolving
         Credit Loan resulting from the Proposed Conversion to a Eurodollar Rate Loan is one (1) month].

         (iv) The aggregate principle amount of the Revolving Credit Loan (or portions thereof) proposed to be converted in the Proposed Conversion is [$__________].]

         This [Loan] [Conversion] Request constitutes a certificate to the effect that the conditions precedent set forth in [Section 11 and]* Section 12 of the Credit Agreement to the Revolving Credit Loans requested hereby have been satisfied as of the date hereof.

         The Borrower acknowledges that this [Loan] [Conversion] Request is irrevocable and binding and obligates the Borrower to accept the Revolving Credit Loans requested or converted on the proposed Drawdown Date.

                                           REPUBLIC ENGINEERED PRODUCTS LLC

                                           By:__________________________
                                              Name:
                                              Title:

*Only in the request for the initial Revolving Credit Loans.

                                                                       EXHIBIT D

                        REPUBLIC ENGINEERED PRODUCTS LLC

                                     FORM OF
                             COMPLIANCE CERTIFICATE

TO: FLEET CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

         This Compliance Certificate is furnished pursuant to the requirements of Section 8.4(d) and (e) of the Debtor-in-Possession Revolving Credit Agreement, dated as of October 9, 2003 (as amended and in effect from time to time, the "Credit Agreement"), by and among REPUBLIC ENGINEERED PRODUCTS LLC (the "Borrower"), FLEET CAPITAL CORPORATION, as administrative agent (the "Administrative Agent") for itself and certain other lending institutions who are now or will become parties to the Credit Agreement (the "Lenders") and the Lenders. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected [_______________________________] of the Borrower;

2. I have caused the Credit Agreement to be reviewed with respect to the accounting period covered by the attached financial statements;

3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate; and

4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct in all material respects.

The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of ___________,______. This certificate is delivered in my capacity as an officer of the Borrower.

                                  REPUBLIC ENGINEERED PRODUCTS LLC

                                  By: __________________________________________
                                      Vice President and Chief Financial Officer

                                                                      SCHEDULE I

                        REPUBLIC ENGINEERED PRODUCTS LLC
                             COMPLIANCE CERTIFICATE
                          [To Be Provided By Borrower]

                                                                       EXHIBIT E

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

                            Dated as of [_____, ___]

         Reference is made to the Debtor-in-Possession Revolving Credit Agreement, dated as of October 9, 2003 (as amended and in effect from time to time, the "Credit Agreement"), by and among REPUBLIC ENGINEERED PRODUCTS LLC, a Delaware limited liability company (the "Borrower"), the lending institutions referred to therein as Lenders (collectively, the "Lenders") and FLEET CAPITAL CORPORATION, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and the other parties thereto. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         [_____________________] (the "Assignor") and [_____________________]
(the "Assignee") hereby agree as follows:

         1. ASSIGNMENT. Subject to the terms and conditions of this Assignment and Acceptance, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes without recourse to the Assignor, a [$________] interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement equal to [________%] in respect of the Total Commitment immediately prior to the Effective Date (as hereinafter defined).

         2. ASSIGNOR'S REPRESENTATIONS. The Assignor (a) represents and warrants that (i) it is legally authorized to enter into this Assignment and Acceptance,
(ii) as of the date hereof, its Commitment is [$________], its Commitment Percentage is [________%], the aggregate outstanding principal balance of its Revolving Credit Loans equals [$________] and the aggregate amount of its Letter of Credit Participations equals [$________] (in each case prior to giving effect to the assignment contemplated hereby and without giving effect to any contemplated assignments which have not yet become effective), and (iii) immediately after giving effect to all assignments which have not yet become effective, the Assignor's Commitment Percentage will be sufficient to give effect to this Assignment and Acceptance, (b) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (d) attaches hereto the Revolving Credit Note delivered to it under the Credit Agreement.

         The Assignor requests that, upon receipt from the Administrative Agent of the Assignor's Revolving Credit Note, the Borrower exchange such Revolving Credit Note for new Revolving Credit Notes, in accordance with Section 19.4 of the Credit Agreement, payable to [the Assignor and] the Assignee as follows:

 Notes Payable                            Amount of
to the Order of:                    Revolving Credit Note
----------------                    ---------------------
[Assignor]                          [$               ]
 Assignee                            $

         3. ASSIGNEE'S REPRESENTATIONS. The Assignee (a) represents and warrants that (i) it is duly and legally authorized to enter into this Assignment and Acceptance, (ii) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 7.4 and 8.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) represents and warrants that it is an Eligible Assignee; (e) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit

Agreement are required to be performed by it as a Lender; and (g) acknowledges that it has made arrangements with the Assignor with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         4. EFFECTIVE DATE. The effective date for this Assignment and Acceptance shall be [______________ ____, ______] (the "Effective Date"). Following the execution of this Assignment and Acceptance and the consent of the Borrower hereto having been obtained, each party hereto shall deliver its duly executed counterpart hereof to the Administrative Agent for consent by the Administrative Agent and recording in the Register by the Administrative Agent.
Schedule 1 to the Credit Agreement, upon consent to this Assignment and Acceptance by the Administrative Agent and Administrative Agent's receipt of a registration fee in the sum of $3,500.00 from the Assignor or the Assignee, shall thereupon be replaced as of the Effective Date by the Schedule 1 annexed hereto.

         5. RIGHTS UNDER CREDIT AGREEMENT. Upon such acceptance and recording, from and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (b) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that the Assignor shall retain its rights to be indemnified pursuant to Section 17 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date.

         6. PAYMENT. Upon such acceptance of this Assignment and Acceptance by the Administrative Agent and such recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Administrative Agent or with respect to the making of this assignment directly between themselves.

         7. GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         8. COUNTERPARTS. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                             [THE ASSIGNOR]

                                            By: ________________________________

                                            Title: _____________________________

                                            [THE ASSIGNEE]

                                            BY: ________________________________

                                            TITLE: _____________________________

CONSENTED TO:

REPUBLIC ENGINEERED PRODUCTS LLC

BY: ________________________________

TITLE: _____________________________

FLEET CAPITAL CORPORATION, as Administrative Agent

BY: ________________________________

TITLE: _____________________________

                                   Schedule 1A

Fleet Capital Corporation
One Federal Street
Boston, MA 02110                                 $17,711,938.15            11.83810%
  Attn: Timothy Broderick
-----------------------------------------------------------------------------------
Bank of America, N.A.
231 S. LaSalle Street, Fl. 16
Chicago, IL 60604                                $17,711,938.15            11.83810%
  Attn: Donald A. Mastro
-----------------------------------------------------------------------------------
JP Morgan Chase Bank
270 Park Avenue, F1.20 New
York, NY 10017                                   $12,396,920.37             8.28571%
  Attn: Kimberly Turner
-----------------------------------------------------------------------------------
Wells Fargo Foothill, Inc.
2450 Colorado Ave., Suite 3000 W.
Santa Monica, CA 90404                           $17,711,938.15            11.83810%
  Attn: Lan Wong
-----------------------------------------------------------------------------------
Congress Financial Corporation
150 South Wacker Drive
Chicago, IL 60606-4202                           $10,626,444.73             7.10238%
  Attn: Steve Linderman, Tony Vizgirda
-----------------------------------------------------------------------------------
The CIT Group/Business Credit, Inc.
1211 Avenue of the Americas
New York, NY 10036                               $12,396,920.37             8.28571%
  Attn: Louis McKinley
-----------------------------------------------------------------------------------
LaSalle Business Credit, LLC
1735 Market St., Suite 660
Philadelphia, PA 19103                           $ 8,855,969.08             5.91905%
  Attn: Stephen Caffrey
-----------------------------------------------------------------------------------
GMAC Commercial Finance, LLC
500 West Madison, Suite 3130
Chicago, IL 60661                                $ 8,855,969.08             5.91905%
  Attn: Dan Manella, Jeff Much
-----------------------------------------------------------------------------------
GE Capital CFE, Inc.
60 Long Ridge Rd.
Stamford, CT 06927                               $18,903,631.22            12.63459%
  Attn: Alfred Scoyni
-----------------------------------------------------------------------------------
Dime Commercial Corp. c/o Washington Mutual
989 McBride Avenue, Suite 200, 2nd Floor
West Paterson, NJ 07424                          $ 5,313,222.36             3.55119%
  Attn: John Richter
-----------------------------------------------------------------------------------
Orix Financial Services, Inc.
One South Wacker Drive, Suite 2750
Chicago, IL 60606                                $ 5,313,222.36             3.55119%
  Attn: Michael Dubois

Republic Engineered Products - Schedule 1 (3)      page 1 of 2

                                  Schedule 1A

Sunrock Capital Corp.
2701 Commerce Way
Philadelphia, PA 19154                           $ 5,313,222.36             3.55119%
  Attn: John Erwin
-----------------------------------------------------------------------------------
Union Bank of California, N.A.
400 California St. Fl. 8
San Francisco, CA 94104                          $ 4,966,317.88             3.31933%
  Attn: Cecilia Valente
-----------------------------------------------------------------------------------
Guaranty Business Credit Corporation
8333 Douglas Avenue, Suite 530
Dallas, TX 75225                                 $ 3,540,427.63             2.36631%
  Attn: Jay Garcia

Republic Engineered Products - Schedule 1 (3)      page 2 of 2

                                   Schedule 1B

Fleet Capital Corporation
One Federal Street
Boston, MA 02110                                 $ 5,327,145.00            11.83810%
  Attn: Timothy Broderick
-----------------------------------------------------------------------------------
Bank of America, N.A.
231 S.LaSalle Street, Fl. 16
Chicago, IL 60604                                $ 5,327,145.00            11.83810%
  Attn: Donald A. Mastro
-----------------------------------------------------------------------------------
JP Morgan Chase Bank
270 Park Avenue, Fl.20
New York, NY 10017                               $ 4,808,125.70            10.68472%
  Attn: Kimberly Turner
-----------------------------------------------------------------------------------
Wells Fargo Foothill, Inc.
2450 Colorado Ave., Suite 3000 W.
Santa Monica, CA 90404                           $ 5,327,145.00            11.83810%
  Attn: Lan Wong
-----------------------------------------------------------------------------------
Congress Financial Corporation
150 South Wacker Drive
Chicago, IL 60606-4202                           $ 3,196,071.00             7.10238%
  Attn: Steve Linderman, Tony Vizgirda
-----------------------------------------------------------------------------------
The CIT Group/Business Credit, Inc.
1211 Avenue of the Americas
New York, NY 10036                               $ 3,728,569.50             8.28571%
  Attn: Louis McKinley
-----------------------------------------------------------------------------------
LaSalle Business Credit, LLC
1735 Market St., Suite 660
Philadelphia, PA 19103                           $ 2,663,572.50             5.91905%
  Attn: Stephen Caffrey
-----------------------------------------------------------------------------------
GMAC Commercial Finance, LLC
500 West Madison, Suite 3130
Chicago, IL 60661                                $ 2,663,572.50             5.91905%
  Attn: Dan Manella, Jeff Much
-----------------------------------------------------------------------------------
GE Capital CFE, Inc.
60 Long Ridge Rd.
Stamford, CT 06927                               $ 8,762,582.80            19.47241%
  Attn: Alfred Scoyni
-----------------------------------------------------------------------------------
Dime Commercial Corp. c/o Washington Mutual
989 McBride Avenue, Suite 200, 2nd Floor
West Paterson, NJ 07424                          $         0.00             0.00000%
  Attn: John Richter
-----------------------------------------------------------------------------------
Orix Financial Services, Inc.
One South Wacker Drive, Suite 2750
Chicago, IL 60606                                $ 1,598,035.50             3.55119%
  Attn: Michael Dubois

Republic Engineered Products - Schedule 1 (3)      page 1 of 2

                                   Schedule 1B

Sunrock Capital Corp.
2701 Commerce Way
Philadelphia, PA 19154                           $ 1,598,035.50             3.55119%
  Attn: John Erwin
-----------------------------------------------------------------------------------
Union Bank of California, N.A.
400 California St. Fl. 8
San Francisco, CA 94104                          $         0.00             0.00000%
  Attn: Cecilia Valente
-----------------------------------------------------------------------------------
Guaranty Business Credit Corporation
8333 Douglas Avenue, Suite 530
Dallas, TX 75225                                 $         0.00             0.00000%
  Attn: Jay Garcia

Republic Engineered Products - Schedule 1 (3)      page 2 of 2

                                   SCHEDULE 1C

Fleet Capital Corporation
One Federal Street
Boston, MA 02110                                 $23,039,083.15            11.83810%
  Attn: Timothy Broderick
-----------------------------------------------------------------------------------
Bank of America, N.A.
231 S.LaSalle Street, Fl. 16
Chicago, IL 60604                                $23,039,083.15            11.83810%
  Attn: Donald A. Mastro
-----------------------------------------------------------------------------------
JP Morgan Chase Bank
270 Park Avenue, F1.20
New York, NY 10017                               $17,205,046.07             8.84041%
  Attn: Kimberly Turner
-----------------------------------------------------------------------------------
Wells Fargo Foothill, Inc.
2450 Colorado Ave., Suite 3000 W.
Santa Monica, CA 90404                           $23,039,083.15            11.83810%
  Attn: Lan Wong
-----------------------------------------------------------------------------------
Congress Financial Corporation
150 South Wacker Drive
Chicago, IL 60606-4202                           $13,822,515.73             7.10238%
  Attn: Steve Linderman, Tony Vizgirda
-----------------------------------------------------------------------------------
The CIT Group/Business Credit, Inc.
1211 Avenue of the Americas
New York, NY 10036                               $16,125,489.87             8.28571%
  Attn: Louis McKinley
-----------------------------------------------------------------------------------
LaSalle Business Credit, LLC
1735 Market St., Suite 660
Philadelphia, PA 19103                           $11,519,541.58             5.91905%
  Attn: Stephen Caffrey
-----------------------------------------------------------------------------------
GMAC Commercial Finance, LLC
500 West Madison, Suite 3130
Chicago, IL 60661                                $11,519,541.58             5.91905%
  Attn: Dan Manella, Jeff Much
-----------------------------------------------------------------------------------
GE Capital CFE, Inc.
60 Long Ridge Rd.
Stamford, CT 06927                               $27,666,214.02            14.21564%
  Attn: Alfred Scoyni
-----------------------------------------------------------------------------------
Dime Commercial Corp. c/o Washington Mutual
989 McBride Avenue, Suite 200, 2nd Floor
West Paterson, NJ 07424                          $ 5,313,222.36             2.73008%
  Attn: John Richter
-----------------------------------------------------------------------------------
Orix Financial Services, Inc.
One South Wacker Drive, Suite 2750
Chicago, IL 60606                                $  6,911,257.8             3.55119%
  Attn: Michael Dubois

Republic Engineered Products - Schedule 1 (3)      page 1 of 2

                                   SCHEDULE 1C

Sunrock Capital Corp.
2701 Commerce Way
Philadelphia, PA 19154                           $ 6,911,257.86             3.55119%
  Attn: John Erwin
-----------------------------------------------------------------------------------
Union Bank of California, N.A.
400 California St. Fl. 8
San Francisco, CA 94104                          $ 4,966,317.88             2.55183%
  Attn: Cecilia Valente
-----------------------------------------------------------------------------------
Guaranty Business Credit Corporation
8333 Douglas Avenue, Suite 530
Dallas, TX 75225                                 $ 3,540,427.63             1.81917%
  Attn: Jay Garcia
-----------------------------------------------------------------------------------

Republic Engineered Products - Schedule 1 (3)      page 2 of 2

                                  SCHEDULE 7.3

                        REPUBLIC ENGINEERED PRODUCTS LLC

                           Schedule of Real Estate

A.       Owned Facilities - Republic Engineered Products LLC

                                                                                     Third Party
No.     Description                          Existing Mortgage                        Occupants
--------------------------------------------------------------------------------------------------
1       Canton Cast Roll Facility            Fleet Capital Corporation                 [None]
        3707 Eight Street, N.E.
        Canton Ohio 44704
        (approx. 50 acres)
--------------------------------------------------------------------------------------------------
2       Canton Hot Rolled Bar Plant          (1) Fleet Capital Corporation             [None]
        2633 Eight Street, N.E.              (encumbers some but not all of
        Canton, Ohio 44701                   this property per title policy)
        (approx. 335 acres)                  (2) LaSalle Bank National Assn.
--------------------------------------------------------------------------------------------------
3       Lorain Plant                         LaSalle Bank National Assn.           [Lorain Tubular
        1807 East 28th Street                                                         Company]
        Lorain, Ohio 44055
        (approx. 457 acres)
--------------------------------------------------------------------------------------------------
4       Lackawanna Cold Finished Bar         LaSalle Bank National Assn.               [None]
        Plant
        S3049 Lakeshore Road
        Blasdell, New York 14219
--------------------------------------------------------------------------------------------------
5       Gary Cold Finished Bar Plant         LaSalle Bank National Assn.               [None]
        2800 E. Dunes Highway
        Gary, Indiana 46402
--------------------------------------------------------------------------------------------------
6       Massillon Cold Finished Bar          LaSalle Bank National Assn.               [None]
        Plant
        401 Rose Avenue, S.E.
        Massillon, Ohio 44646
        (approx. 57 acres)
--------------------------------------------------------------------------------------------------

B.       Leased Facilities - Republic Engineered Products LLC

No      Description                Use        Landlord    Term                       Base Rent
-----------------------------------------------------------------------------------------------
1       3770 Embassy Pkwy          H.Q.       3770       Initial term of 7 yrs      $37,000 per
        Fairlawn, Ohio                        Embassy    ending 1/3 1/09. Two       month
                                              LLC        renewal terms of 5
                                                         years each.
-----------------------------------------------------------------------------------------------
2       Machine Shop               Machine    JJ&        Initial term of 10         $18,000 per
        Massillon, Ohio            shop       VW,        years ending 7/3 1/12      month
                                              Ltd.
-----------------------------------------------------------------------------------------------

C.       Owned Facilities - N&T Railway Company LLC

No.     Description                             Existing Mortgage                Third Party Tenants
----------------------------------------------------------------------------------------------------
1       N&T Rail Easements                      Fleet Capital Corporation        N/A
        (Canton, Massillon, Perry line)

                                 7.7 LITIGATION

LITIGATION

NAME                                                 INFORMATION                                 AMOUNT OF CLAIM
----                                                 -----------                                 ---------------
Jimmy R. Martin                                      Suits filed in Federal and State            Fully Insured through AIG - $25,000
                                                     Courts - Age, Disability, Retaliation
                                                     Discrimination WILL BE "STAYED"
                                                     BY 10/10/03

EEOC CHARGES

    NAME                     STATE                             INFORMATION
    ----                     -----                             -----------
Charles Clauser              Ohio                    Charge #220A300332 - Disability             Fully Insured through AIG.
                                                     Discrimination                              Seeking lost wages.
                                                                                                 No current dollar amount.
                                                                                                 EEOC claims, Administrative Stage

Leonard Evans                Ohio                    Charge #220A300637 -Age, Sex, Retaliation   Fully Insured through AIG.
                                                     Discrimination                              Seeking lost wages.
                                                                                                 No current dollar amount.
                                                     Charge #220A300638 - Disability,
                                                     Retaliation Discrimination                  EEOC claim. Administrative Stage

Stephen Stropky              Ohio                    Charge #220A300310 - Age Discrimination     Fully Insured through AIG.
                                                                                                 Seeking lost wages.
                                                     Charge #220A300311 - Disability             No current dollar amount.
                                                     Discrimination                              EEOC Claim, Administrative Stage

Garry Tyson                  NY                      SDHR 7-E-R-03-7905336-E - NY State          Fully Insured through AIG.
                                                     Division of Human Rights - Race             Seeking job re-class.
                                                     Discrimination

NLRB CHARGES

OPEN CHARGES                                            NATURE OF CHARGE                              AMOUNT OF CLAIM
------------                                            ----------------                              ---------------
Canton, OH
8-CA-34374                                           Fail to Bargain                          Compel Company to take certain action.

Lackawanna, NY
3-CA-24255-1                                         Fail to Supply Information               Compel Company to take certain action.

Lorain, OH
8-CA-34509                                           Layoff Union Reps                        Compel Company to take certain action.
8-CA-34490-1                                         Improper Layoff                          Compel Company to take certain action.

Massillon, OH
8-CA-34129                                           Fail to Supply Information               Compel Company to take certain action.

DEFERRED TO ARBITRATION

Gary, IN
13-CA-40587-1                                        CBA Issues                               Compel Company to take certain action.
13-CA-40655-1                                        O&T Wage Issues                          Compel Company to take certain action.

Canton, OH
8-CA-34202-1(P)                                      Fail to Hire                             Compel Company to take certain action.

Lorain, OH
8-CA-34196                                           Fail to Bargain                          Compel Company to take certain action.
8-CA-34197                                           Fail to Bargain                          Compel Company to take certain action.
8-CA-34198                                           Fail to Bargain                          Compel Company to take certain action.
8-CA-33927                                           Fail to Bargain                          Compel Company to take certain action.
8-CA-33651                                           Fail to Bargain                          Compel Company to take certain action.
8-CA-33703                                           Fail to Bargain                          Compel Company to take certain action.
8-CA-33704                                           Union Officials                          Compel Company to take certain action.
8-CA-33751                                           Fail to Hire Union Offician              Compel Company to take certain action.

Massillon, OH
8-CA-33942                                           Fail lo Bargain                          Compel Company to take certain action.

       CAPTION OF SUIT AND
            CASE NO.                             COURT                     NATURE OF CASE                   AMOUNT OF CLAIM
            --------                             -----                     --------------                   ---------------
JollifTee Thompson v.                       Lorain County, Ohio            Intentional Tort                     $ 500,000
Republic Engineered                         Common Pleas Court
Products LLC
03CV135862

United Steel Workers                      U.S. Bankruptcy Court,          Various complaints          Compel Company to take certain
of America v.                           Northern District of Ohio,     concerning the treatment                   action.
Republic Engineered                         Eastern Division           of Canadian Drawn Steel
Products LLC                                                             dated October 21, 2002

Norfolk & Southern Railway Company        U.S. District Court,        Disputed Freight Invoices                 $ 208,000
v. Republic Engineered Products LLC     Northern District of Ohio
Case# 1.O3 cv 877

                                  SCHEDULE 7.16

LACKAWANNA PLANT              ENVIRONMENTAL MATTERS

- An area used historically for mill scale storage is located on a small portion of the Lackawanna Plant. This area was identified as requiring corrective action by U.S. EPA pursuant to an administrative order on consent issued to Bethlehem Steel Corporation in 1990 covering Bethlehem's larger facility of which the Lackawanna Plant was once a part.

CANTON PLANT

- Republic Technologies International, LLC ("RTF'), the previous owner, is subject to an Administrative Order on Consent dated June 16, 1999, with respect to the Canton Hot Rolled Bar Plant, issued by U.S. EPA pursuant to Section 3008(h) of the Resource Conservation and Recovery Act ("Canton EPA Corrective Action Order"). Pursuant to the terms of the Order, RTI was undertaking a RCRA Facility Investigation. The Real Property is included within the scope of the Canton EPA Corrective Action Order. Upon Republic's acquisition of the Real Property from RTI in 2002, Republic agreed to assume responsibility for RTFs obligation under the Canton EPA Corrective Action Order to the extent it applies to the Real Property. The understanding reached among RTI, Republic and the United States in this regard is contained in a July 1, 2002 letter from Bruce Gelber of the United States Department of Justice to Michael Psaros of RT Acquisition LLC (incorporated herein by reference).

- The Title V permit for the Canton Hot Rolled Bar Plant was issued to RTI effective April 24, 2002. On May 24, 2002, RTI timely filed a Notice of Appeal of the final Canton Title V permit to the Environmental Review Appeals Commission. Upon Republic's acquisition in 2002, the Title V permit was transferred to Republic and Republic assumed the pending appeal. This appeal is currently pending and the parties submit periodic Joint Status Reports to the Commission. In addition, Republic anticipates the need for revisions to the Title V Permit consistent with the acquisition in 2002, and is currently evaluating the need for a permit modification with respect to the steel production limitation at the #7 Electric Arc Furnace ("EAF") in light of the periodic deviations from this permit limitation.

- On August 23, 2003, Republic filed an appeal to the Environmental Review and Appeals Commission of the Director of the Ohio EPA's final action transferring the NPDES Permit for the Canton Plant from RTI to Republic. The Director's action purports to transfer the entire RTI permit to Republic, contrary to the requested transfer and without recognizing that Republic purchased only portions of the former RTI property. This appeal is currently pending, but the parties anticipate a resolution without the need for formal adjudication in the near-term.

LORAIN PLANT

- The Title V permit for the Lorain Plant was issued to Republic effective June 20, 2003. On July 8, 2003, Republic timely filed a Notice of Appeal of the final Lorain Title V permit to the Environmental Review Appeals Commission. This appeal is currently pending and the parties submit periodic Joint Status Reports to the Commission.

- The Lorain Plant is the subject of a Consent Order between USS/KOBE Steel Company and the United States, effective January 13, 1993, resolving the federal government's Clean Air Act claims relating to USS/KOBE Steel Company's modernization of the #3 Blast Furnace at the Lorain Plant. The #3 Blast Furnace is a Purchased Asset. Pursuant to the terms of the Consent Order, RTI submitted a request to modify the Permit to Install for the #3 Blast Furnace to the Ohio Environmental Protection Agency. The modification request is currently pending, but contemplates imposition of a new limit on carbon monoxide emissions from the #3 Blast Furnace stoves (among other revisions required by the federal Consent Order). The Title V Permit for the Lorain Plant provides for a commitment by the State of Ohio not to enforce the existing carbon monoxide emissions limitation if certain conditions are met; Republic has submitted a written request to delay the deadline with respect to one of those conditions and received verbal approval from Ohio EPA.

- RTI entered into a Cooperative Agreement with the Cities of Elyria, Lorain and North Ridgeville, dated June 26, 2000, for the development of a water quality model that will evaluate the impact of discharges on dissolved oxygen in the lower Black River. This obligation is included in the NPDES permit for the Lorain Plant, which was transferred to Republic upon Republic's acquisition of the Lorain Plant in 2002.

- On August 23, 2003, Republic filed an appeal to the Environmental Review and Appeals Commission of the Director of the Ohio EPA's final action transferring the NPDES Permit for the Lorain Plant from RTI to Republic. The Director's action purports to transfer the entire RTI permit to Republic, contrary to the requested transfer and without recognizing that Republic purchased only portions of the former RTI property. This appeal is currently pending, but the parties anticipate a resolution in the near-term.

MASSILLON PLANT

- Two hazardous waste management areas (Kolene waste) at the Massillon Cold Finished Plant were closed in 1996 pursuant to applicable Ohio regulations following an inspection by the Ohio Environmental Protection Agency in 1988. In 1989, U.S. EPA issued a RCRA Facility Assessment and Preliminary Review/Visual Site Inspection Report identifying the hazardous waste management areas and other potential disposal areas, which Report is incorporated herein by reference. At the time of Republic's acquisition of the Massillon Cold Finished Plant, U.S. EPA was evaluating what, if any, corrective action applicability remains in light of the closure completed in 1996. Since the acquisition, Republic has received no further communications from U.S. EPA in this regard.

GARY PLANT

-        No items to report.

CENTRAL MACHINE/FABRICATION SHOP

-        No items to report.

                            UNDERGROUND STORAGE TANKS

                                             ESTIMATED
TANK I.D.                                     CAPACITY        CONSTRUCTION/SPILL
 NUMBER           LOCATION                   (GALLONS)        CONTAINMENT SYSTEM           CONTENTS
---------------------------------------------------------------------------------------------------
 LFU 20     Lorain: Main Garage               10,000        Double wall fiberglass         Gasoline
---------------------------------------------------------------------------------------------------
 LFU 21     Lorain: Bar Mill                   8,000        Double wall steel              Diesel
---------------------------------------------------------------------------------------------------
 LFU 22     Lorain: 21st St. Garage           14,000        Double wall steel              Diesel
---------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.17

                                  SUBSIDIARIES

1.       Blue Steel Capital Corp., a Delaware corporation.

2.       N&T Railway Company LLC, a Delaware limited liability company.

3.       2011448 Ontario Limited, a Canadian company.

SCHEDULE 7.18

DETAILED LIST OF BANK ACCOUNTS AS OF: AUGUST 29, 2003

                                                FEDERAL TAX ID 02-062814
BANK                                            ACCOUNTS

BANK ONE N.A.                                   REPUBLIC ENGINEERED PRODUCTS LLC
50 South Main Street                            DEPOSITORY ACCOUNT
Akron, Oh. 44308                                ABA Number 044000037
                                                Account Number 629867821
Contacts:
MS. PATRICE BROOKS                              Signers:
Assistant Vice President                        Joseph A. Kaczka        Manual
Phone: 330-972-1389                             Ronald A. Lawson        Manual and Facsimile
Fax: 330-972-1282                               Charles F. Householder  Manual
e-mail: patrice_brooks@bankone.com
                                                Purpose:
THEODORE F. WALTER                              Deposit checks received in corporate office
First Vice President
Phone: 330-972-1672
Fax: 330-972-1598
e-mail: theodore_f_walter@bankone.com

Summit Mall Branch
Phone: 330-972-1930 or
       330-972-1923

FLEET BANK

FLEET CAPITAL                                   REPUBLIC ENGINEERED PRODUCTS LLC
200 Glastonbury Boulevard                       OPERATING ACCOUNT
CT EH 44501H                                    ABA 011900571
Glastonbury, Ct 06033                           Account Number 9429226302

TIMOTHY J. BRODERICK                            Signers:
Senior Vice President                           Joseph A. Kaczka       Manual
Phone: 660-657-7774                             Ronald A. Lawson       Manual
Fax: 660-657-7759                               Charles F. Householder Manual

Fleet Capital                                   Purpose:
One Federal Street                              Wire Transfers
Boston, Ma. 02110                               Fund Check Clearings
                                                ACH Tax Payments
ANDREW WIERMAN
Phone: 617-654-1020                             DEPOSITORY ACCOUNT
Fax: 617-654-1167                               ABA 011900571
                                                Account Number 9429226417
MS. YOUSELINE LOUIS
Phone:617-654-1061                              Signers:
Fax: 617-338-7933 or 7934                       Joseph A. Kaczka      Manual
                                                Ronald A. Lawson      Manual
Fleet Capital                                   Charles F.Householder Manual
400 Galleria Parkway Suite 1950
Atlanta, Ga. 30339                              Purpose:
                                                Daily Lock Box Deposits for Chicago and Hartford Lock Boxes

JEREMY REIMANN                                  ACCOUNTS PAYABLE DISBURSEMENTS
Cash Management Officer                         ABA 011201539
Phone: 770-857-2931                             Account Number 80223983
Fax: 770-857-2929
                                                Signers:
ELISE MCECHERN                                  Joseph A. Kaczka        Manual
CONNIE BARKER                                   Ronald A. Lawson        Manual & Facsimile
                                                Charles F.Householder   Manual
LOCK BOX CUSTOMER SERVICE
Phone: 1-800-661-2089                           Purpose:
Fax: 1-800-698-0127                             Accounts Payable Check Disbursements & ACH Debits

CHICAGO LOCK BOX                                PARYOLL CHECK DISBURSEMENTS
MarkA delphia                                   ABA 011201539
Phone: 312-630-2032 or 2033                     Account Number 80223991

FLEET MAINE                                     Signers:
65 Gannett Drive                                Joseph A. Kaczka        Manual
South Portland, Me. 04106                       Ronald A. Lawson        Manual & Facsimile
                                                Charles F.Householder   Manual
CUSTOMER SERVICE
Phone: 207-842-5100                             Purpose:
                                                Payroll Check Issues

                                                PURCHASING CARD SETTLEMENT ACCOUNT
                                                ABA 011900571
                                                Account Number 9429226521

                                                Signers:
                                                Joseph A. Kaczka        Manual
                                                Ronald A. Lawson        Manual
                                                Charles F.Householder   Manual

                                                Purpose:
                                                Monthly Settlement of Purchasing Card Balance

                                                USWA BENEFITS ACCOUNT
                                                ABA 011900571
                                                Account Number 9429227196
                                                Investment Account Number 020626814 (Fidelity Treasury Only)
                                                Signers:
                                                Joseph A. Kaczka        Manual
                                                Ronald A. Lawson        Manual
                                                Charles F.Householder   Manual

                                                Purpose: KPS advised us to open on Aug. 16, 2002

                                                SPECIAL ACCOUNT
                                                Account Number 9429225991

                                                Signers:
                                                Joseph F. Lapinsky

PNC Bank                                        REPUBLIC ENGINEERED PRODUCTS LLC
Treasury Management                             DIRECT DEPOSIT PAYROLL ACCOUNT
Two PNC Plaza                                   ABA 043000096
620 Liberty Avenue                              Account Number 1014321723
Pittsburgh, Pa. 15222
                                                Signers:
Donna Boyle                                     Joseph A. Kaczka        Manual
Assistant Vice president                        Ronald A. Lawson        Manual
Phone:412-768-6113                              Charles F.Householder   Manual
Fax: 412-762-6264

                                                Purpose:
Andrew M. Girty                                 Account funded for each direct deposit payroll 3 days in
Vice President                                  advance of payroll settlement date
Phone: 412-768-5958
Fax: 412-762-6264

Adrienne Alexander (ACH)
Phone:412-762-5906

Wire transfers 800-272-4912

TORONTO DOMINION BANK                           REPUBLIC ENGINEERED PRODUCTS LLC
Jackson Square                                  CANADIAN FUNDS LOCK BOX DEPOSITORY ACCOUNT
100 King Street west                            Account Number 5213829
P.O.Box 57148
Hamilton, Ontario L8P4W9                        Signers:
                                                Joseph A. Kaczka    Manual
Ms. Francine Stanton                            Robert J. Boylan    Manual
Credit Assistant
Phone:                                          Purpose:
Fax:905-529-5451                                Deposit of Canadian customers remittances

                                                U.S FUNDS LOCK BOX DEPOSITORY ACCOUNT
                                                Account Number 7305485

                                                Signers:
                                                Joseph A. Kaczka    Manual
                                                Robert J. Boylan   Manual

                                                Purpose:
                                                Deposit of U.S. customers remittances

N & T RAILWAY COMPANY LLC                       FEDERAL TAX ID 05-0525876

PNC BANK                                        N & T RAILWAY COMPANY LLC CONCENTRATION ACCOUNT
Treasury Management
Two PNC Plaza                                   ABA 043000096
620 Liberty Avenue                              Account Number 1014322953
Pittsburgh. Pa. 15222
                                                Signers:
Donna Boyle                                     Joseph A. Kaczka        Manual
Assistant Vice president                        Ronald A. Lawson        Manual & Facsimile
Phone:412-768-6113                              Charles F.Householder   Manual
Fax: 412-762-6264
                                                Purpose:
Andrew M. Girty                                 EFT, Tax Payments and Funds Operating Account
Vice President
Phone: 412-768-5958                             OPERATING ACCOUNT
Fax: 412-762-6264                               ABA 043000096
                                                Account Number 1014322945
Wire transfers 1-800-272-4912
Stop Payments 1-877-824-5001                    Signers:
                                                Joseph A. Kaczka        Manual
                                                Ronald A. Lawson        Manual & Facsimile
                                                Charles F.Householder   Manual

                                                Purpose:
                                                Issue Accounts Payable checks

                                                PAYROLL ACCOUNT
                                                ABA 043000096
                                                Account Number 1014322937

                                                Signers:
                                                Joseph A. Kaczka        Manual
                                                Ronald A. Lawson        Manual & Facsimile
                                                Charles F.Householder   Manual

                                                Purpose: Direct Deposit Payroll and Payroll checks

                                  SCHEDULE 9.1

                             PERMITTED INDEBTEDNESS

                             See attached schedules

          VENDOR                   CODE     PO NUMBER     SCHEDULE         ANNUAL       QTRLY       MONTHLY       EXP DATE
---------------------------------------------------------------------------------------------------------------------------
AA Blueprint                     00050801  NST-47202-C    100501-01                              $       1,350    10/4/2003
Aggreko                          01209400  NST-52862-C      REV 5                                $      34,101    4/30/2007
Aggreko                          01209400  NST-52824-C      Same                                 $      56,456    4/30/2007
ALLIED TRUCKING                                                                                                  12/31/2002
AMEPA                                                                                            $        4750   10/30/2006
AMERICAN FINANCE GROUP                                                                 1345.62                    3/31/2003
AMERICAN FINANCE GROUP                                                                 3437.42                    3/31/2003
AMERICAN FINANCE GROUP                                                                 4918.08                    9/30/2004
AMERICAN FINANCE GROUP                                                                 6804.24                    3/31/2003
AMERICAN FINANCE GROUP                                                                 2170.18                    6/30/2003
AMERICAN FINANCE GROUP                                                                 1743.86                    6/30/2003
AMERICAN FINANCE GROUP                                                                16592.05                    6/30/2003
ATEL FINANCIAL                   00000234    N-00404-C                                           $      426.89          MTM
ATEL FINANCIAL                   00000233    N-00403-C                                           $    3,487.57          MTM
ATEL FINANCIAL                   00000233    N-00405-C                                           $      644.62          MTM
ATEL FINANCIAL                   00000331    N-33733-T                                           $    4,540.32          MTM
ATEL FINANCIAL                   00000331    N-33736-T                                           $    1,437.24          MTM
ATEL FINANCIAL                   00000336    N-33749-T                                           $    5,287.01          MTM
ATEL FINANCIAL                   00000336    N-33750-T                                           $    4,784.13          MTM
ATEL FINANCIAL                   00000336    N-33751-T                                           $      533.95          MTM
ATEL FINANCIAL                   00000337    N-33754-T                                           $    6,579.00          MTM
ATEL FINANCIAL (CLOSED 2002)
ATTUNITY, INC                    00001391    N-04423-C                     $9,000                                 1/31/2004
AVAYA Financial Services         53863401    N-21062-T   Rose 10030   Ph                         $       1,677    6/19/2003
BFIS Est Print Cost              00001169    N-03187-C       RP2002                              $       9,000   11/30/2004
BFIS Outsource Fee               00001169    N-03187-C       RP2002                              $     153,671   11/30/2004
Brechbuhler Scales                           N-01306-C                                           $       1,200   12/31/2003
CA (Computer Associates)         19627903    N-01808-C                                           $      41,000    1/16/2005
CAI LEASE                                    N-53313-T                                                            1/31/2003
CALUMET (CLOSED 2002)                                                                                            12/31/2002
CALUMET (CLOSED 2002)                        N-00321-C                                                           12/31/2002
CALUMET (CLOSED 2002)                        N-00321-C                                                           12/31/2002
CALUMET (CLOSED 2002)                        N-00321-C                                                           12/31/2002
CALUMET (CLOSED 2002)                        N-00321-C                                                           12/31/2002
CALUMET (CLOSED 2002)                        N-00321-C                                                           12/31/2002
CAPITAL ASSOCS (3)               00000327    N-33798-T                                           $      405.10          MTM
CAPITAL ASSOCS (3)               00000327    N-02256-C                                           $      430.12          MTM
CAPITAL ASSOCS (3)               00000327    N-02256-C                                           $      430.16          MTM
CAPITAL ASSOCS (3)               00000327    N-33799-T                                           $      493.87          MTM
CAPITAL ASSOCS (3)               00000327    N-02255-C                                           $      516.19          MTM
CAPITAL ASSOCS (3)               00000327    N-02255-C                                           $      516.19          MTM
CAPITAL ASSOCS (3)               00000327    N-02254-C                                           $      948.13          MTM
CAPITAL ASSOCS (3)               00000327    N-33796-T                                           $    1,005.00          MTM
CAPITAL ASSOCS (3)               00000327    N-33796-T                                           $    1,005.00          MTM
CAPITAL ASSOCS (3)               00000327    N-01123-C                                           $    2,977.82          MTM
CAPITAL ASSOCS (4)               00000328    N-50301-T                                           $      574.05          MTM
CAPITAL ASSOCS (4)               00000328    N-01124-C                                           $      767.22          MTM
CAPITAL ASSOCS (4)               00000328    N-33802-T                                           $    1,043.25          MTM
CAPITAL ASSOCS (4)               00000328    N-03064-C                                           $    3,104.89          MTM
CAPITAL ASSOCS (CLOSED IN 2002)                                                                                           -
CATERPILLAR FINANCIAL            15175503    N-03628-C                                           $      240.72    2/28/2007
CATERPILLAR FINANCIAL            15175503    N-03628-C                                           $      179.91    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-03631-C                                           $      420.43    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-03631-C                                           $      997.06    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-03631-C                                           $      389.43    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-03633-C                                           $      514.18    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10075-T                                           $      391.26    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10075-T                                           $      333.55    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10073-T                                           $      365.06    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10074-T                                           $      292.62    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10074-T                                           $      333.05    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10074-T                                           $      402.58    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10074-T                                           $      389.70    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10074-T                                           $      365.06    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10074-T                                           $      365.06    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10075-T                                           $      369.13    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10075-T                                           $      359.56    2/28/2007
CATERPILLAR FINANCIAL            CATFIN01    N-10075-T                                           $      333.55    2/28/2007

          VENDOR                     2002         2003            2004           2005         2006          2007          THEREAFTER
------------------------------------------------------------------------------------------------------------------------------------
AA Blueprint                          5,400        12,150              -             -             -             -             -
Aggreko                             170,505       409,212        409,212       409,212       409,212       136,404             -
Aggreko                             282,280       677,472        677,472       677,472       677,472       225,824             -
ALLIED TRUCKING                       2,118             -              -             -             -             -             -
AMEPA                                25,641        57,000         57,000        57,000        47,500             -             -
AMERICAN FINANCE GROUP                2,691         4,037              -             -             -             -             -
AMERICAN FINANCE GROUP                6,875        10,312              -             -             -             -             -
AMERICAN FINANCE GROUP                9,836        59,017         44,263             -             -             -             -
AMERICAN FINANCE GROUP               13,608        20,413              -             -             -             -             -
AMERICAN FINANCE GROUP                2,170        13,021              -             -             -             -             -
AMERICAN FINANCE GROUP                1,744        10,463              -             -             -             -             -
AMERICAN FINANCE GROUP               16,592        99,552              -             -             -             -             -
ATEL FINANCIAL                            -             -              -             -             -             -             -
ATEL FINANCIAL                       45,338             -              -             -             -             -             -
ATEL FINANCIAL                        9,025             -              -             -             -             -             -
ATEL FINANCIAL                            -             -              -             -             -             -             -
ATEL FINANCIAL                            -             -              -             -             -             -             -
ATEL FINANCIAL                            -             -              -             -             -             -             -
ATEL FINANCIAL                       14,352             -              -             -             -             -             -
ATEL FINANCIAL                            -             -              -             -             -             -             -
ATEL FINANCIAL                       65,173             -              -             -             -             -             -
ATEL FINANCIAL (CLOSED 2002)          9,833             -              -             -             -             -             -
ATTUNITY, INC                             -         9,000              -             -             -             -             -
AVAYA Financial Services              6,708        10,063              -             -             -             -             -
BFIS Est Print Cost                       -       108,000         99,000             -             -             -             -
BFIS Outsource Fee                  153,671     1,844,052      1,690,381             -             -             -             -
Brechbuhler Scales                    5,600        14,400              -             -             -             -             -
CA (Computer Associates)            205,000       492,000        492,000             -             -             -             -
CAI LEASE                            27,420         1,953
CALUMET (CLOSED 2002)                 4,915             -              -             -             -             -             -
CALUMET (CLOSED 2002)                 3,733             -              -             -             -             -             -
CALUMET (CLOSED 2002)                 4,336             -              -             -             -             -             -
CALUMET (CLOSED 2002)                 4,915             -              -             -             -             -             -
CALUMET (CLOSED 2002)                 7,606             -              -             -             -             -             -
CALUMET (CLOSED 2002)                12,050             -              -             -             -             -             -
CAPITAL ASSOCS (3)                        -             -              -             -             -             -             -
CAPITAL ASSOCS (3)                        -             -              -             -             -             -             -
CAPITAL ASSOCS (3)                        -             -              -             -             -             -             -
CAPITAL ASSOCS (3)                        -             -              -             -             -             -             -
CAPITAL ASSOCS (3)                    2,581             -              -             -             -             -             -
CAPITAL ASSOCS (3)                    2,581             -              -             -             -             -             -
CAPITAL ASSOCS (3)                        -             -              -             -             -             -             -
CAPITAL ASSOCS (3)                    3,015             -              -             -             -             -             -
CAPITAL ASSOCS (3)                    3,015             -              -             -             -             -             -
CAPITAL ASSOCS (3)                    8,933             -              -             -             -             -             -
CAPITAL ASSOCS (4)                        -             -              -             -             -             -             -
CAPITAL ASSOCS (4)                        -             -              -             -             -             -             -
CAPITAL ASSOCS (4)                        -             -              -             -             -             -             -
CAPITAL ASSOCS (4)                        -             -              -             -             -             -             -
CAPITAL ASSOCS (CLOSED IN 2002)      51,919             -              -             -             -             -             -
CATERPILLAR FINANCIAL                     -         2,889          2,889         2,889         2,889           481             -
CATERPILLAR FINANCIAL                     -         2,159          2,159         2,159         2,159           360             -
CATERPILLAR FINANCIAL                     -         5,045          5,045         5,045         5,045           841             -
CATERPILLAR FINANCIAL                     -        11,965         11,965        11,965        11,965         1,994             -
CATERPILLAR FINANCIAL                     -         4,673          4,673         4,673         4,673           779             -
CATERPILLAR FINANCIAL                     -         6,170          6,170         6,170         6,170         1,028             -
CATERPILLAR FINANCIAL                     -         4,695          4,695         4,695         4,695           783             -
CATERPILLAR FINANCIAL                     -         4,003          4,003         4,003         4,003           667             -
CATERPILLAR FINANCIAL                     -         4,381          4,381         4,381         4,381           730             -
CATERPILLAR FINANCIAL                     -         3,511          3,511         3,511         3,511           585             -
CATERPILLAR FINANCIAL                     -         3,997          3,997         3,997         3,997           666             -
CATERPILLAR FINANCIAL                     -         4,831          4,831         4,831         4,831           805             -
CATERPILLAR FINANCIAL                     -         4,676          4,676         4,676         4,676           779             -
CATERPILLAR FINANCIAL                     -         4,381          4,381         4,381         4,381           730             -
CATERPILLAR FINANCIAL                     -         4,381          4,381         4,381         4,381           730             -
CATERPILLAR FINANCIAL                     -         4,430          4,430         4,430         4,430           738             -
CATERPILLAR FINANCIAL                     -         4,315          4,315         4,315         4,315           719             -
CATERPILLAR FINANCIAL                     -         4,003          4,003         4,003         4,003           667             -

                 VENDOR                       CODE    PO NUMBER   SCHEDULE          ANNUAL   QTRLY    MONTHLY   EXP DATE    2002
--------------------------------------------------------------------------------------------------------------------------------
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     391  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     441  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     392  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     418  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     450  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     392  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     440  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     449  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     486  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $   1,028  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     413  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     403  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     440  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     871  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-10075-T                                      $     406  2/28/2007       -
CATERPILLAR FINANCIAL                       CATFIN01  N-53755-T                                      $   8,999  4/30/2004  62,993
CATERPILLAR FINANCIAL (ALL OLD 2002) RNI                                                                                  101,690
CIT GROUP/EQUIP FINANCING                   13535101 NST-53528-C          1                          $   8,000  3/23/2007  32,000
CITICORP VENDOR FINANCE                     20705702  N-03237-C                                      $   8,905 12/31/2005  17,810
CITICORP VENDOR FINANCE                     20705703  N-41304-T                                      $   2,700  8/31/2004  10,800
CITICORP VENDOR FINANCE                     00000121  N-25541-T                                      $     532  5/30/2005     532
CLARKLIFT                                   CLAOFCO1  N-25059-T                                                       MTM   7,425
COMPAQ / DIGITAL                            COMPAQ01  N-52402-T                                      $   1,079  3/31/2003   4,316
COMPUWARE                                   19631300  N-00444-C                    $ 49,505                     7/31/2004  49,505
Continental Fire & Security                 CONFIR01  N-00271-C                                      $   1,903      M-T-M   7,612
COPELCO CAPITAL                                                                                                10/30/2002 150,233
CTR SYSTEMS                                 00001201  N-01620-C       R-001                          $  18,288 10/15/2004  45,475
DATA DIRECT                                 02264870  N-01606-C                                      $     500 12/31/2003   6,000
Data Processing Sciences                    DATPRO01  N-02289-C                    $  1,250                    10/31/2003   1,250
Datacomm Leasing Corp                       DATLEA01  Multiple     Multiple                          $   3,538  1/31/2003   4,085
DecisionOne                                 23311900  N-39380-T                                      $  15,754 12/31/2003  55,738
Delage Lan-Den Inc                                    N-02831-C                                      $   2,680  6/30/2008   8,040
Dellagnese                                  23597500 NST-49820-C     101998                          $  52,075  1/31/2009 208,298
EC/EDI (Replaces GEIS)                      00000679  N-49028-T                                      $   1,800 12/31/2003   6,520
EMC CORP                                    26855000  N-01915-C                                      $  16,300      M-T-M  81,500
Equis Financial                             EQUFIN01  N-29885-T    Multiple                          $   3,143      M-T-M   2,073
Ervin Leasing                               ERVLEA01 NST-11278-C   13753-00                          $     144  3/16/2003     575
ESKER (Faxgate)                             00000133  N-00447-C                    $  4,592                     9/30/2003   4,592
Fallsway Equipment Co                                 N-01377-C  MAINTANENCE FOR CAT RENTAL          $   6,500  2/28/2007  28,901
Fallsway Equipment Co (VARIOUS CLOSED 2002)                                                                    12/31/2002 175,206
FLEET BUSINESS CREDIT                                 N-21074-T                                                       MTM   2,860
Ford Motor Credit                                     N-03086-C                                      $     725 11/30/2002   2,174
Ford Motor Credit                                     N-03086-C                                      $     938 11/30/2004     938
Forsythe McArthur Assoc.                    FORMCA01  N-01819-C         A-1                          $   8,112 12/31/2003 124,805
Forsythe McArthur Assoc.                    FORMCA01  N-01819-C         A-2                          $  15,000 12/31/2003       -
GALLO                                       GALEQU01  N-27162-T                                      $   5,378  6/30/2003  21,510
GALLO                                       GALEQU01  N-27162-T                                      $   5,378  6/30/2003  21,510
GALLO                                       GALEQU01  N-39904-T                                      $   9,450 12/31/2002  37,800
GALLO                                       GALEQU01  N-35914-T                                      $   4,725  6/30/2003  18,900
GALLO                                       GALEQU01  N-35914-T                                      $   4,725  6/30/2003  18,900
GALLO                                       GALEQU01  N-39903-T                                      $   5,975  6/30/2003  11,950
GBS Computer & Comm                         GBSCOM01     ERS       Multiple                          $   1,965  2/28/2004   5,894
GBS Computer & Comm                         GBSCOM01     ERS                                         $  10,000  1/31/2003  30,000
GBS Computer & Comm                         GBSCOM01     ERS       Multiple                          $  57,863 12/31/2003 173,589
GE CAPITAL                                  34225200                    MTM                          $     515              2,575
Graphic Enterprises                         00364729  N-02072-C           2                          $  13,679  8/16/2006  44,778
H&W SYS-M (Mainframe E-mail)                37850000  N-00409-C                    $ 33,231                     8/15/2003  33,231
i2 FACTORY PLANNER                          00000602  N-00446-C                             $ 29,250            10/8/2003  29,250
IBM                                                                                                                             -
ICX                                         ICXCOR01  N-03382-C                                      $     515        MTM   3,087
ICX                                         ICXCOR01  N-03382-C                                      $     824        MTM   4,121
ICX                                         ICXCOR01  N-03382-C                                      $   5,488        MTM  32,928
ICX                                         ICXCOR01  N-03382-C                                      $   4,805        MTM  28,831
ICX                                         ICXCOR01  N-03382-C                                      $   2,640        MTM  15,839
ICX                                         ICXCOR01  N-03382-C                                      $     700        MTM   3,499
ICX                                         ICXCOR01  N-03382-C                                      $     750        MTM   4,500
ICX                                         ICXCOR02  N-03382-C                                      $   1,029        MTM   6,173
IDEAL ANX (E-Commerce)                      00000587  N-00361-C                                      $     250    6/31/03   1,143

                 VENDOR                       2003    2004    2005    2006    2007  THEREAFTER
----------------------------------------------------------------------------------------------
CATERPILLAR FINANCIAL                         4,695   4,695   4,695   4,695     783        -
CATERPILLAR FINANCIAL                         5,294   5,294   5,294   5,294     882        -
CATERPILLAR FINANCIAL                         4,702   4,702   4,702   4,702     784        -
CATERPILLAR FINANCIAL                         5,016   5,016   5,016   5,016     836        -
CATERPILLAR FINANCIAL                         5,405   5,405   5,405   5,405     901        -
CATERPILLAR FINANCIAL                         4,702   4,702   4,702   4,702     784        -
CATERPILLAR FINANCIAL                         5,277   5,277   5,277   5,277     880        -
CATERPILLAR FINANCIAL                         5,392   5,392   5,392   5,392     899        -
CATERPILLAR FINANCIAL                         5,834   5,834   5,834   5,834     972        -
CATERPILLAR FINANCIAL                        12,335  12,335  12,335  12,335   2,056        -
CATERPILLAR FINANCIAL                         4,958   4,958   4,958   4,958     826        -
CATERPILLAR FINANCIAL                         4,841   4,841   4,841   4,841     807        -
CATERPILLAR FINANCIAL                         5,279   5,279   5,279   5,279     880        -
CATERPILLAR FINANCIAL                        10,454  10,454  10,454  10,454   1,742        -
CATERPILLAR FINANCIAL                         4,877   4,877   4,877   4,877     813        -
CATERPILLAR FINANCIAL                       107,988  35,996       -       -       -        -
CATERPILLAR FINANCIAL (ALL OLD 2002) RNI          -       -       -       -       -        -
CIT GROUP/EQUIP FINANCING                    96,000  96,000  96,000  96,000  24,000        -
CITICORP VENDOR FINANCE                     106,860 106,860 106,860       -       -        -
CITICORP VENDOR FINANCE                      32,400  21,600       -       -       -        -
CITICORP VENDOR FINANCE                       6,388   6,388   2,662       -       -        -
CLARKLIFT                                         -       -       -       -       -        -
COMPAQ / DIGITAL                              3,237       -       -       -       -        -
COMPUWARE                                    49,505  24,753       -       -       -        -
Continental Fire & Security                       -       -       -       -       -        -
COPELCO CAPITAL                                   -       -       -       -       -        -
CTR SYSTEMS                                 219,460 182,883       -       -       -        -
DATA DIRECT                                       -       -       -       -       -        -
Data Processing Sciences                          -       -       -       -       -        -
Datacomm Leasing Corp                             -       -       -       -       -        -
DecisionOne                                 189,048       -       -       -       -        -
Delage Lan-Den Inc                           32,160  32,160  32,160  32,160  32,160   32,160
Dellagnese                                  624,900 624,900 624,900 624,900 624,900  676,975
EC/EDI (Replaces GEIS)                       21,600       -       -       -       -        -
EMC CORP                                          -       -       -       -       -        -
Equis Financial                                   -       -       -       -       -        -
Ervin Leasing                                   431       -       -       -       -        -
ESKER (Faxgate)                                   -       -       -       -       -        -
Fallsway Equipment Co                        78,000  78,000  78,000  78,000  13,000        -
Fallsway Equipment Co (VARIOUS CLOSED 2002)       -       -       -       -       -        -
FLEET BUSINESS CREDIT                             -       -       -       -       -        -
Ford Motor Credit                                 -       -       -       -       -        -
Ford Motor Credit                            11,256  10,318       -       -       -        -
Forsythe McArthur Assoc.                     97,344       -       -       -       -        -
Forsythe McArthur Assoc.                    180,000       -       -       -       -        -
GALLO                                        32,265       -       -       -       -        -
GALLO                                        32,265       -       -       -       -        -
GALLO                                             -       -       -       -       -        -
GALLO                                        28,350       -       -       -       -        -
GALLO                                        28,350       -       -       -       -        -
GALLO                                        35,850       -       -       -       -        -
GBS Computer & Comm                          23,580   3,929       -       -       -        -
GBS Computer & Comm                               -       -       -       -       -        -
GBS Computer & Comm                         694,356       -       -       -       -        -
GE CAPITAL                                        -       -       -       -       -        -
Graphic Enterprises                         164,148 164,148 164,148 109,432       -        -
H&W SYS-M (Mainframe E-mail)                      -       -       -       -       -        -
i2 FACTORY PLANNER                           87,750       -       -       -       -        -
IBM                                                       -       -       -       -        -
ICX                                                       -       -       -       -        -
ICX                                                       -       -       -       -        -
ICX                                                       -       -       -       -        -
ICX                                                       -       -       -       -        -
ICX                                                       -       -       -       -        -
ICX                                                       -       -       -       -        -
ICX                                                       -       -       -       -        -
ICX                                                       -       -       -       -        -
IDEAL ANX (E-Commerce)                        1,500       -       -       -       -        -

               VENDOR                     CODE     PO NUMBER       SCHEDULE     ANNUAL    QTRLY   MONTHLY    EXP DATE
----------------------------------------------------------------------------------------------------------------------
INTERSTATE LIFT TRUCKS                  INTLIF01    N-39905-T                                     $  1,900   6/30/2003
JJ & W                                  97250001  NST-32075-9C        61397                       $ 18,085  12/31/2008
Kempthorn Inc                                       N-02833-C                                     $    370  12/31/2003
Kempthorn Inc                                       N-02833-C                                     $    510  12/31/2003
Kempthorn Inc                                       N-02833-C                                     $    502  12/31/2003
LA FOREST                                                                                         $    375  12/31/2003
Lake Business Products Inc              LAKBUS01    N-32197-T             1                       $    417  10/31/2004
Lake Terminal                                                                                               12/31/2002
Lowry Computer                          53809002    N-51409-T                            $10,325             2/29/2004
LRS (VPS Writer)                        52230000    N-02074-C                   $10,648                     11/15/2003
LXE RF Systems                          LEXINC01    N-02076-C                   $ 6,400                      9/30/2003
MAGNETIC ANALYSIS                       55907201    N-00362-C                                     $ 10,620   8/15/2004
MAGNETIC ANALYSIS                       55907201    N-00355-C                                     $ 10,364   8/15/2004
MAGNETIC ANALYSIS                       55907201    N-01997-C                                     $  1,845  12/31/2004
MAGNETIC ANALYSIS                       55907201    N-00355-C                                     $  2,360  10/15/2004
MATRIX Systems                          MATSYS01    N-43972-T                             $4,782             10/2/2003
Maverick Momentum                       MAVMOM01    N-02077-C                                     $  1,106  11/30/2003
Meridian Leasing                                                                                  $    130      CLOSED
Meridian Leasing                                                                                  $    150      CLOSED
Meridian Leasing                                                                                  $    170      CLOSED
Meridian Leasing                                                                                  $    200      CLOSED
Meridian Leasing                                                                                  $    450      CLOSED
Meridian Leasing                                                                                  $    475      CLOSED
Meridian Leasing                                                                                  $    280      CLOSED
Meridian Leasing                                                                                  $    550      CLOSED
Meridian Leasing                                                                                  $    510      CLOSED
Meridian Leasing                                                                                  $    595      CLOSED
Meridian Leasing                                                                                  $  1,712      CLOSED
Meridian Leasing                                                                                  $  2,257      CLOSED
Meridian Leasing                                                                                  $  1,500      CLOSED
Meridian Leasing                        58467000    N-02455-T            16                       $    350   6/30/2004
Meridian Leasing                        58467000    N-02455-T            16                       $    525   6/30/2004
Meridian Leasing                        58467000    N-01897-C            6C                       $    225  10/31/2003
Meridian Leasing                        58467000    N-01898-C           12R                       $    250  11/30/2002
Meridian Leasing                        58467001    N-12091-T        OPT 18                       $    300  11/30/2003
Meridian Leasing                        58467002    N-12047-T   Ctn 8th 14R Ph                    $    425  12/31/2004
Meridian Leasing                        58467000    N-01895-C            7B                       $      -  10/31/2003
Meridian Leasing                        58467002    N-37692-T           10A                       $      -   3/31/2003
Meridian Leasing                        58467002    N-37693-T           10B                       $  2,520   3/31/2003
Meridian Leasing                        58467002                   PR/TC 21                       $  4,403  11/30/2005
MERRILL(Purch Oct 91)                   58538400    N-00272-C                   $ 1,500                      8/15/2003
NATIONS RENT                            63907500    N-17483-T                                     $  2,300  MTM
NETWORKING DYNAMICS                     64211800    N-01991-C                   $ 1,400                     11/30/2003
NEWCOURT COMMUNICATIONS                 03901622    N-00950-T      FL 10040 Ph                    $  9,698   2/28/2004
NEWCOURT COMMUNICATIONS                 03901622    N-09702-T      FL 10080 Ph                    $    978    2/1/2004
NEWCOURT COMMUNICATIONS                 03901622    N-10852-T     Ham 10060 Ph                    $  1,232   12/9/2004
NEWCOURT COMMUNICATIONS                 03901622    N-08851-T      GD 10070 Ph                    $  1,480   9/30/2004
Nextira Communications                  WILCOM01    N-02078-C                                     $  2,655         mtm
Nextira Solutions(formerly Timeplex)    05415500    N-02079-C                                     $    501  12/31/2003
Northcoast Business Systems             00000905   NST-54573-C    080102-01                       $  2,520   7/31/2003
OCE PRINTING                                                            MTM                       $  1,400  MTM
OHIO MACH                                                               MTM                       $  1,900
Ondeo Nalco Company (complete in 2002)  63015505                       None                                 complete
Ondeo Nalco Company                     63015505    N-02283-C          None                       $  4,972   2/28/2003
ORACLE CRP- Met Lab                     67105005    N-55565-T                   $87,154                      8/15/2003
Order Processing Technology (OPT)       67110700    N-00265-C                              27216             8/15/2003
Perifitech Post Warranty Maint          00000561    N-01798-C                   $17,388                      8/15/2003
POWERWAY                                POWERW01    N-00505-C                               3750             8/16/2003
PROLIFICS(JAM) CRP                      72826700    N-48979-T                   $ 5,463                     12/31/2003
PW Preferred Yield Fund II LP                       N-00370-C                             $2,073
RailLinc (EDI)                          05605000    N-53610-T                                     $    300       M-T-M
RAND MCNALLY                            73943104    N-02073-C                   $ 4,000                      8/16/2005
RENTAL SERVICE CORP                     RENTALSC    N-00664-C                                     $    800  12/31/2003
RENTAL SERVICE CORP                     RENTALSC    N-00664-C                                     $    800  12/31/2003
RENTAL SERVICE CORP                     RENTALSC    N-00664-C                                     $  2,800  12/31/2003
RENTAL SERVICE CORP                     RENTALSC    N-00664-C                                     $  2,250  12/31/2003
RENTAL SERVICE CORP                     RENTALSC    N-00664-C                                     $  2,400  12/31/2003
RENTAL SERVICE CORP                     RENTALSC    N-00664-C                                     $    800  12/31/2003

               VENDOR                       2002    2003      2004     2005     2006     2007   THEREAFTER
----------------------------------------------------------------------------------------------------------
INTERSTATE LIFT TRUCKS                      3,700   11,400        -        -        -        -          -
JJ & W                                    126,595  217,020  217,020  217,020  217,020  240,000    960,000
Kempthorn Inc                               1,476    4,440        -        -        -        -          -
Kempthorn Inc                               2,040    6,120        -        -        -        -          -
Kempthorn Inc                               2,008    6,024        -        -        -        -          -
LA FOREST                                   1,500    4,499        -        -        -        -          -
Lake Business Products Inc                  1,667    5,001    4,168        -        -        -          -
Lake Terminal                             285,634        -        -        -        -        -          -
Lowry Computer                             10,325        -        -        -        -        -          -
LRS (VPS Writer)                           10,648        -        -        -        -        -          -
LXE RF Systems                              6,400        -        -        -        -        -          -
MAGNETIC ANALYSIS                          31,860  127,440   84,960        -        -        -          -
MAGNETIC ANALYSIS                               -  124,368   82,912        -        -        -          -
MAGNETIC ANALYSIS                               -   22,140   22,140        -        -        -          -
MAGNETIC ANALYSIS                               -   28,320   23,600        -        -        -          -
MATRIX Systems                              4,782        -        -        -        -        -          -
Maverick Momentum                           3,950   12,166        -        -        -        -          -
Meridian Leasing                              390        -        -        -        -        -          -
Meridian Leasing                              300        -        -        -        -        -          -
Meridian Leasing                              510        -        -        -        -        -          -
Meridian Leasing                              400        -        -        -        -        -          -
Meridian Leasing                              900        -        -        -        -        -          -
Meridian Leasing                              950        -        -        -        -        -          -
Meridian Leasing                              840        -        -        -        -        -          -
Meridian Leasing                            1,650        -        -        -        -        -          -
Meridian Leasing                              510        -        -        -        -        -          -
Meridian Leasing                            1,785        -        -        -        -        -          -
Meridian Leasing                            5,136        -        -        -        -        -          -
Meridian Leasing                            6,771        -        -        -        -        -          -
Meridian Leasing                            1,500        -        -        -        -        -          -
Meridian Leasing                              700    4,200    2,100        -        -        -          -
Meridian Leasing                              525    6,300    3,150        -        -        -          -
Meridian Leasing                              900    2,250        -        -        -        -          -
Meridian Leasing                              500        -        -        -        -        -          -
Meridian Leasing                                -    3,300                 -        -        -          -
Meridian Leasing                                -    5,100    5,100        -        -        -          -
Meridian Leasing                            7,755        -        -        -        -        -          -
Meridian Leasing                                -        -        -        -        -        -          -
Meridian Leasing                            6,285    7,560        -        -        -        -          -
Meridian Leasing                                -                 -        -        -        -          -
MERRILL(Purch Oct 91)                       1,500                 -        -        -        -          -
NATIONS RENT                               21,611        -        -        -        -        -          -
NETWORKING DYNAMICS                         1,400        -        -        -        -        -          -
NEWCOURT COMMUNICATIONS                    29,095  116,380   19,397        -        -        -          -
NEWCOURT COMMUNICATIONS                     2,933   12,708      978        -        -        -          -
NEWCOURT COMMUNICATIONS                     3,695   14,778   13,547        -        -        -          -
NEWCOURT COMMUNICATIONS                     4,440   17,760   13,320        -        -        -          -
Nextira Communications                      7,966        -        -        -        -        -          -
Nextira Solutions(formerly Timeplex)        1,503    6,012        -        -        -        -          -
Northcoast Business Systems                15,120   17,640        -        -        -        -          -
OCE PRINTING                                5,600        -        -        -        -        -          -
OHIO MACH                                   8,407        -        -        -        -        -          -
Ondeo Nalco Company (complete in 2002)     67,455        -        -        -        -        -          -
Ondeo Nalco Company                        19,105    9,943        -        -        -        -          -
ORACLE CRP- Met Lab                        87,154        -        -        -        -        -          -
Order Processing Technology (OPT)          27,216   81,648        -        -        -        -          -
Perifitech Post Warranty Maint             17,388        -        -        -        -        -          -
POWERWAY                                    3,750   11,250        -        -        -        -          -
PROLIFICS(JAM) CRP                          3,116    2,347        -        -        -        -          -
PW Preferred Yield Fund II LP               9,704        -        -        -        -        -          -
RailLinc (EDI)                                817        -        -        -        -        -          -
RAND MCNALLY                                    -    4,000    4,000    4,000        -
RENTAL SERVICE CORP                             -    9,600        -        -        -        -          -
RENTAL SERVICE CORP                             -    9,600        -        -        -        -          -
RENTAL SERVICE CORP                             -   33,600        -        -        -        -          -
RENTAL SERVICE CORP                             -   27,000        -        -        -        -          -
RENTAL SERVICE CORP                             -   28,800        -        -        -        -          -
RENTAL SERVICE CORP                             -    9,600        -        -        -        -          -

                 VENDOR                          CODE     PO NUMBER    SCHEDULE    ANNUAL  QTRLY   MONTHLY   EXP DATE
                 ------                          ----     ---------    --------    ------  -----   -------   --------
RENTAL SERVICE CORP (OLD RATES IN 2002)
RESUN LEASING                                  78587500  N-00449-C                                $     925   6/30/2003
Sanford S Malkin Trust                                   N-00341-C                                $   4,300   8/31/2003
SAS   AIX IBM P-620                            77954803  N-03324-C                $24,590                    12/14/2003
SAS Mainframe                                  77954803  N-03324-C                $56,870                    12/14/2003
SBC Data Services                              04029321  N-54126-C                                $   3,779  12/31/2003
SERENA                                         79963200  N-02075-C                $10,157                     8/30/2003
SOMMERS                                        SOMMOB01  n-17929-t                                $     850   9/30/2003
SOMMERS                                        SOMMOB01  N-50409-T                                $     750   9/30/2003
SOMMERS                                        SOMMOB01  N-50409-T                                $     350   9/30/2003
SOMMERS                                        SOMMOB01  N-23985-T                                $     750   9/30/2003
SOMMERS                                        SOMMOB01  N-23985-T                                $     205   9/30/2003
SOMMERS                                        SOMMOB01  N-23985-T                                $     205   9/30/2003
SOMMERS                                        SOMMOB01  N-43479-T                                $     225   9/30/2003
SOMMERS                                        SOMMOB01  N-43479-T                                $     350   9/30/2003
Standard Register                              84754402  N-00560-C       1226024                  $     128   5/31/2003
STEIN (BLANKET ORDER) MTM                                                                                        MTM
STEIN (BLANKET ORDER) MTM                                                                                        MTM
STORAGETEK                                     STOTEK01  N-54028-T                                $     761   1/31/2003
STORAGETEK                                     STOTEK01  N-50074-T                                $   1,900   1/31/2003
SYNCSORT                                       87630000  N-01708-C                $ 3,780                     8/31/2003
Systems Maint Services OPT DEC                 SYSMTC01  N-10183-T                                $   1,177   9/30/2003
Telecom Data                                   00001105  N-00264-C                                $     259   8/31/2003
Toyota Motor Credit                                      N-04149-C                                $   7,734   2/28/2006
Toyota Motor Credit                                      N-04153-C                                $   4,186   2/28/2006
Toyota Motor Credit                                      N-04151-C                                $   1,045  12/31/2005
Toyota Motor Credit                                      N-04150-C                                $     927  12/31/2005
Toyota Motor Credit (ENDED IN 2002)
UEC "OFS" STUDY                                92330300  N-03915-C      1/7/2003                  $  47,500    5/1/2003
UEC US Steel Pitts.                            USXCOR04  N-00269-C     8/16/2002                  $   4,500   8/15/2003
ULTIMATE SOFTWARE (1/03-6/03)                  00001203  N-01676-C                                $  11,500   6/30/2003
ULTIMATE SOFTWARE (1ST 3 MOS)                  00001203  N-01676-C                                $  12,000  12/31/2002
ULTIMATE SOFTWARE (2YR SOFT/LICENSE FEE)       00001203  N-01676-C                                $  10,417  12/31/2004
UNICOM (Softouch)                              UNICOM01  N-00445-C                $12,893                    10/11/2003
Vision Financial                                         N-00363-C                                $   4,200   7/31/2003
WHEELS                                                                                            $   1,339  12/31/2004
WHEELS                                                                                            $     585  12/31/2004
WHEELS                                                                                            $     401  12/31/2004
WHEELS                                                                                            $  11,955  12/31/2004
WHEELS                                                                                            $   8,032  12/31/2004
WHEELS                                                                                            $     471  12/31/2004
WHEELS (OLD LEASES ENDING 12/02)                                                                             12/31/2002
WILLIAMS SCOTSMAN                                                                                 $     135   3/31/2003
Xerox Corporation                          FC  XERCOR02  NST-34523-S   959424490                  $   1,143  12/31/2004

                 VENDOR                          2002        2003       2004       2005      2006        2007    THEREAFTER
                 ------                          ----        ----       ----       ----      ----        ----    ----------
RENTAL SERVICE CORP (OLD RATES IN 2002)           91,640          -          -          -          -          -          -
RESUN LEASING                                      3,700      5,550          -          -          -          -          -
Sanford S Malkin Trust                            12,900     34,400          -          -          -          -          -
SAS   AIX IBM P-620                               24,590          -          -          -          -          -          -
SAS Mainframe                                     56,870          -          -          -          -          -          -
SBC Data Services                                  7,590     45,350          -          -          -          -          -
SERENA                                            10,157          -          -          -          -          -          -
SOMMERS                                            3,400      7,650          -          -          -          -          -
SOMMERS                                            3,000      6,750          -          -          -          -          -
SOMMERS                                                -      3,150          -          -          -          -          -
SOMMERS                                            2,250      6,750          -          -          -          -          -
SOMMERS                                              820      1,845          -          -          -          -          -
SOMMERS                                              615      1,845          -          -          -          -          -
SOMMERS                                              820      2,025          -          -          -          -          -
SOMMERS                                              820      3,150          -          -          -          -          -
Standard Register                                  1,943        641          -          -          -          -          -
STEIN (BLANKET ORDER) MTM                          3,100          -          -          -          -          -          -
STEIN (BLANKET ORDER) MTM                          3,100          -          -          -          -          -          -
STORAGETEK                                         3,805          -          -          -          -          -          -
STORAGETEK                                         9,500          -          -          -          -          -          -
SYNCSORT                                           3,780                     -          -          -          -          -
Systems Maint Services OPT DEC                     5,879     10,593          -          -          -          -          -
Telecom Data                                       1,036      2,072          -          -          -          -          -
Toyota Motor Credit                                    -    144,000    144,000    144,000     24,000          -          -
Toyota Motor Credit                                    -    125,000    125,000    125,000     20,833          -          -
Toyota Motor Credit                                    -    144,000    144,000    144,000          -          -          -
Toyota Motor Credit                                    -    125,000    125,000    125,000          -          -          -
Toyota Motor Credit (ENDED IN 2002)               19,600          -          -          -          -          -          -
UEC "OFS" STUDY                                        -    190,000          -          -          -          -          -
UEC US Steel Pitts.                                    -     36,000          -          -          -          -          -
ULTIMATE SOFTWARE (1/03-6/03)                          -     69,000          -          -          -          -          -
ULTIMATE SOFTWARE (1ST 3 MOS)                     36,000          -          -          -          -          -          -
ULTIMATE SOFTWARE (2YR SOFT/LICENSE FEE)               -     31,250    125,000          -          -          -          -
UNICOM (Softouch)                                 12,893          -          -          -          -          -          -
Vision Financial                                  21,175     29,400          -          -          -          -          -
WHEELS                                                 -     16,065     16,065          -          -          -          -
WHEELS                                                 -      7,019      7,019          -          -          -          -
WHEELS                                                 -      4,815      4,815          -          -          -          -
WHEELS                                                 -    143,457    143,457          -          -          -          -
WHEELS                                                 -     96,380     96,380          -          -          -          -
WHEELS                                                 -      5,649      5,649          -          -          -          -
WHEELS (OLD LEASES ENDING 12/02)                  54,235          -          -          -          -          -          -
WILLIAMS SCOTSMAN                                    540        405          -          -          -          -          -
Xerox Corporation                         FC       4,572     13,716     13,716          -          -          -          -

---------------------------------------------------------------------------------------------------------------------------
                                               4,215,326  9,333,916  6,477,322  3,181,000  2,510,095  1,325,216  1,669,135
---------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 9.2

                        REPUBLIC ENGINEERED PRODUCTS LLC

                                PERMITTED LIENS

                                 SEE ATTACHED.

                               UCC SEARCH SUMMARY
               REPUBLIC ENGINEERED PRODUCTS LLC 0001000/0000118239
                              as of October 6, 2003

DEBTOR: BLUE STEEL CAPITAL CORP.

 Secured                        Jurisdiction        File Number   Date Filed  Collateral                Comments
 -------                        ------------        -----------   ----------  ----------                --------
Fleet Capital Corporation, as   SOS, DE             2209184-5     8/19/2002   All of the Debtor's       UCCs searched through
Administrative Agent                                                          properties, assets and    9/19/2003; federal tax lien
                                                                              rights as applicable,     clear through 9/19/2003
                                                                              whether now owned or
                                                                              hereafter acquired or
                                                                              arising, and all
                                                                              proceeds...

LaSalle Bank, N.A., as                              2214537-7     8/23/2002    All equipment, all
Trustee and Collateral Agent                                                  intangibles, all
                                                                              documents, to the extent
                                                                              applicable, all deposit
                                                                              accounts... all Trust
                                                                              moneys, all collateral
                                                                              accounts...

                                SOS, OH                                                                 UCCs clear through
                                                                                                        9/23/2003

                                Summit County, OH                                                       UCCs clear through
                                                                                                        10/1/2003; Federal, state,
                                                                                                        and judgement tax liens
                                                                                                        clear through 10/1/2003

DEBTOR: N & T RAILWAY COMPANY LLC

Secured                         Jurisdiction       File Number      Date Filed  Collateral                Comments
-------                         ------------       -----------      ----------  ----------                --------
Fleet Capital Corporation, as   SOS, DE            2209186-0        8/19/2002   All of the Debtor's       UCCs searched through
Administrative Agent                                                            properties, assets and    9/19/2003; federal tax
                                                                                rights as applicable,     liens clear through
                                                                                whether now owned or      9/19/2003
                                                                                hereafter acquired or
                                                                                arising, and all
                                                                                proceeds...

                                                   2209186-0        3/31/2003
                                                   3082384-2

LaSalle Bank, N.A., as                             2214539-3        8/23/2002   All equipment, all
Trustee and Collateral Agent                                                    intangibles, all
                                                                                documents, to the
                                                                                extent applicable, all
                                                                                deposit accounts... all
                                                                                Trust moneys, all
                                                                                collateral accounts...

                                SOS, OH            OH00061663572    3/31/2003   All Assets                UCCs searched through
                                                                                                          9/23/2003
                                                                                Debtor is a
                                                                                Transmitting Utility

Fleet Capital Corporation, as   Stark County,      200208210066294  8/21/2002   Fixture filing            UCCs searched through
Administrative Agent            OH                                                                        4/14/2003

                                Summit                                                                    UCCs clear through
                                County, OH                                                                10/1/2003; Federal, state,
                                                                                                          and judgement tax liens
                                                                                                          clear through 10/1/2003

DEBTOR: REPUBLIC ENGINEERED PRODUCTS HOLDINGS LLC

Secured                         Jurisdiction       File Number      Date Filed  Collateral                Comments
-------                         ------------       -----------      ----------  ----------                --------
Fleet Capital Corporation, as   SOS, DE            2209178-7        8/19/2002   All of the Debtor's       UCCs searched through
Administrative Agent                                                            properties, assets and    9/19/2003
                                                                                rights as applicable,
                                                                                whether now owned or      Debtor listed as Blue Bar,
                                                                                hereafter acquired or     L.P.
                                                                                arising, and all
                                                                                proceeds...

                                                   2209178-7        2/11/2003                             Amendment to change debtor
                                                   3035992-0                                              name from Blue Bar, L.P.

LaSalle Bank, N.A., as                             2214538-5         8/23/2002  All equipment, all        Debtor listed as Blue Bar,
Trustee and Collateral                                                          intangibles, all          L.P.
Agent                                                                           documents, to the
                                                                                extent applicable, all
                                                                                deposit accounts... all
                                                                                Trust moneys, all
                                                                                collateral accounts...

                                                   2214538-5        2/11/2003                             Amendment to change
                                                   3035984-7                                              debtor name from Blue
                                                                                                          Bar, L.P.

Fleet Capital Corporation, as                      3124827-0        5/15/2003   All of Debtor's right,
Administrative Agent                                                            title and interest
                                                                                pursuant to Pledge
                                                                                Agreement dated as of
                                                                                August 16, 2002

                                SOS, OH                                                                   UCCs clear through
                                                                                                          9/23/2003

                                Summit County,                                                            UCCs clear through
                                OH                                                                        10/1/2003; Federal, state,
                                                                                                          and judgement tax liens
                                                                                                          clear through 10/1/2003

DEBTOR: REPUBLIC ENGINEERED PRODUCTS LLC

Secured                         Jurisdiction       File Number      Date Filed  Collateral                Comments
-------                         ------------       -----------      ----------  ----------                --------
Fleet Capital Corporation, as   SOS, DE            2209189-4        8/19/2002   All of the Debtor's       UCCs searched through
Administrative Agent                                                            properties, assets and    9/19/2003; federal tax
                                                                                rights as applicable,     liens clear through
                                                                                whether now owned or      9/19/2003
                                                                                hereafter acquired or
                                                                                arising, and all
                                                                                proceeds...

LaSalle Bank, N.A., as                             2214536-9        8/23/2002   All equipment, all
Trustee and Collateral                                                          intangibles, all
Agent                                                                           documents, to the
                                                                                extent applicable, all
                                                                                deposit accounts... all
                                                                                Trust moneys, all
                                                                                collateral accounts...

Brechbuhler Scales, Inc.                           2219858-2        8/26/2002   Equipment lease

Ameritech Credit                                   2222593-0        8/28/2002   Telecommunications and
Corporation                                                                     data equipment lease

Vision Financial Group, Inc.                       2231596-2        9/10/2002   Circograph Eddy
                                                                                Current System

CTR Systems, Inc.                                  2257831-2        10/7/2002   Equipment lease
                                                                                located at the Lorain
                                                                                Holed Rolled Plant
                                                                                facility

United States Steel                                2282509-3        10/29/2002  Pellet products
Corporation                                                                     pursuant to the Pellet
                                                                                Supply Agreement

Pannier Corporation                                2286661-8        11/14/2002  Laser Marking systems

De Lage Landen Financial                           2323246-3        12/9/2002   Equipment lease
Services, Inc.

Meridian Leasing                                   2325248-7        12/10/2002  Equipment lease under
Corporation                                                                     supplement No. 21 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3056038-6        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 7B-1 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3056042-8        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 11A-1 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3056047-7        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 16-1 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3056061-8        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 18- 1 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3056049-3        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 17-1 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3056045-1        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 14-1 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3061886-1        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 19 to Master
                                                                                Lease Agreement dated
                                                                                8/16/2002

Meridian Leasing                                   3061898-6        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 10B to Master
                                                                                Lease Agreement dated
                                                                                8/16/2002

Meridian Leasing                                   3062689-8        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 20 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3062704-5        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 10A-1 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3062705-2        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 13R to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

Meridian Leasing                                   3066023-6        2/3/2003    Equipment lease under
Corporation                                                                     supplement No. 6C-1 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

P.C Campana, Inc.                                  3051154-6        3/3/2003    Equipment lease

P.C. Campana, Inc.                                 3051160-3        3/3/2003    Equipment lease

Toyota Motor Credit Corp.                          3111962-0       4/17/2003    Truck lease

ATEL Leasing Corporation                           3143557-0        5/7/2003    Equipment lease           Revised Article 9 In
                                                                                                           lieu financing statement

ATEL Leasing Corporation                           3143668-5        5/7/2003    Equipment lease           Revised Article 9 In lieu
                                                                                                          financing statement

ATEL Leasing Corporation                           3143676-8         5/7/2003   Equipment lease            Revised Article 9 In lieu
                                                                                                           financing statement

Meridian Leasing Corporation                       3150490-4        5/13/2003   Equipment lease under
                                                                                supplement No. 6C-1 to
                                                                                Master Lease Agreement
                                                                                dated 8/16/2002

The Director of Development of                     3158455-9        5/20/2003   Equipment lease with
the State of Ohio                                                               technical specifications

Toyota Motor Credit Corp.                          3158540-8        5/21/2003   Truck lease

Caterpillar Financial Services                     3146080-0        6/10/2003   Wheel loader lease

Caterpillar Financial Services                     3146084-2        6/10/2003   Wheel loader lease

Caterpillar Financial Services                     3163256-4        6/26/2003   Wheel loader lease

Caterpillar Financial Services                     3163298-6        6/26/2003   Wheel loader lease

Forsythe Technology, Inc.                          3168368-2         7/2/2003   Computer equipment lease
                                                                                under supplement no.
                                                                                F56434 to Master Lease
                                                                                Agreement dated
                                                                                8/19/2002

                                                   3168368-2        7/29/2003                              Amendment to change
                                                   3195034-7                                               secured party name from
                                                                                                           Forsythe Technology,
                                                                                                           Inc.

Caterpillar Financial                              3186781-4        7/22/2003   Skid steer loader lease
Services

Caterpillar Financial                              3186791-3        7/22/2003   Skid steer loader lease
Services

Caterpillar Financial                              3196556-8        7/22/2003   Skid steer loader lease
Services
                                                   3196556-8        8/8/2003                              Amendment to debtor
                                                   3206722-4                                              address

Meridian Leasing                                   3200218-9        7/14/2003   Equipment lease
Corporation

Caterpillar Financial                              3200879-8        8/4/2003    track loader lease
Services

Caterpillar Financial                              3200906-9        8/4/2003    track loader lease
Services

American Finance Group, Inc.                       3256526-1        10/2/2003   Equipment lease           Revised Article 9 In lieu
d/b/a Guaranty Capital                                                                                    financing statement
Corporation (lessor)

American Finance Group, Inc.                       3256462-6        10/2/2003   Equipment lease           Revised Article 9 In lieu
d/b/a Guaranty Capital                                                                                    financing statement
Corporation (lessor)

American Finance Group, Inc.                       3256508-6        10/2/2003   Equipment lease           Revised Article 9 In lieu
d/b/a Guaranty Capital                                                                                    financing statement
Corporation (lessor)

American Finance Group, Inc.                       3256530-0        10/2/2003   Equipment lease           Revised Article 9 In lieu
d/b/a Guaranty Capital                                                                                    financing statement
Corporation (lessor)

American Finance Group, Inc.                       3256548-2        10/2/2003   Equipment lease           Revised Article 9 In lieu
d/b/a Guaranty Capital                                                                                    financing statement
Corporation (lessor)

American Finance Group, Inc.                       3256741-3        10/2/2003   Equipment lease
d/b/a Guaranty Capital
Corporation (lessor)

American Finance Group, Inc.                       3256753-8        10/2/2003   Equipment lease
d/b/a Guaranty Capital
Corporation (lessor)

American Finance Group, Inc.                       3256762-9        10/2/2003   Equipment lease
d/b/a Guaranty Capital
Corporation (lessor)

American Finance Group, Inc.                       3256782-7        10/2/2003   Equipment lease
d/b/a Guaranty Capital
Corporation (lessor)

Caterpillar Financial           SOS, OH            AP0024808        2/10/1998   Gehl Skid Steer           UCCs searched through
Services Corp.                                                                  Loaders                   9/23/2003

                                                   19982320464      8/17/1998                             Amendment to serial
                                                                                                          numbers

                                                   19982860334      10/8/1998                             Amendment to serial
                                                                                                          numbers

                                                   19982860337      10/8/1998                             Amendment to serial
                                                                                                          numbers

                                                   200228280538     10/8/2002                             Continuation

                                                   20031990446      7/17/2003                             Amendment to debtor
                                                                                                          address

Caterpillar Financial                              AP0202216        12/22/1999  Equipment lease
Services Corp.

                                                   20031990442      7/17/2003                             Amendment to debtor
                                                                                                          address

                                                   20032520002      9/5/2003                              Amendment to add
                                                                                                          collateral

Caterpillar Financial                              AP0242412        5/24/2000   Wheel loader
Services Corp.

                                                   20031990444      7/17/2003                             Amendment to debtor
                                                                                                          address

Pannier Corporation                                OH00057306459    12/2/2003   Equipment lease

De Lage Landen Financial                           OH00061149128    3/17/2003   Equipment lease
Services, Inc.

De Lage Landen Financial                           OH061395048      3/21/2003   Equipment lease
Services, Inc.

Caterpillar Financial                              OH00066528743    7/22/2003   Equipment lease
Services Corp.

Fleet Capital Corporation, as   Stark County, OH   200209200075283  9/20/2002   Fixture filing            UCCs searched through
Administrative Agent                                                                                      4/14/2003

                                Summit County, OH                                                         UCCs clear through
                                                                                                          10/1/2003; Federal, state,
                                                                                                          and judgement tax liens
                                                                                                          clear through 10/1/2003

                                  SCHEDULE 9.3

                             PERMITTED INVESTMENTS

ENTITY                              OWNED BE                                    DESCRIPTION
------                              --------                                    -----------
Republic Engineered Product LLC     Republic Engineered                         100% of the membership
                                    Products Holdings LLC                       interests (1,000 membership
                                                                                units) on the Effective Date.

Blue Steel Capital Corp.            Republic Engineered Products LLC            100% of outstanding shares:
                                                                                100 uncertificated shares on
                                                                                Effective Date

N&T Railway Company LLC             Republic Engineered Products LLC            100% of the membership
                                                                                interests.

2011448 Ontario Limited             Republic Engineered Products LLC            100% of outstanding shares:
                                                                                100 shares of common stock on
                                                                                Effective Date

                                  SCHEDULE 9.6

                        REPUBLIC ENGINEERED PRODUCTS LLC

                              Disposition of Assets

                                      None

                                  SCHEDULE 9.14

                          TRANSACTIONS WITH AFFILIATES

Payment made for transaction costs and related expenses, as contemplated by
Section 11.11 of the Revolving Credit Agreement.